  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1998
                                               SECURITIES ACT FILE NO. 33-54492
                                       INVESTMENT COMPANY ACT FILE NO. 811-5011

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]
                                                                            [X]
                      POST-EFFECTIVE AMENDMENT NO. 6
                       (CHECK APPROPRIATE BOX OR BOXES)

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                                                            [X]
                             AMENDMENT NO. 89
                       (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                       CMA ARIZONA MUNICIPAL MONEY FUND
                   OF CMA MULTI-STATE MUNICIPAL SERIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          800 SCUDDERS MILL ROAD

                       PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              (609) 282-2800

           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ARTHUR ZEIKEL
                    CMA MULTI-STATE MUNICIPAL SERIES TRUST
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                 (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:
        COUNSEL FOR THE TRUST:                PHILIP L. KIRSTEIN, ESQ.
           BROWN & WOOD LLP                  FUND ASSET MANAGEMENT, L.P.
        ONE WORLD TRADE CENTER                      P.O. BOX 9011
     NEW YORK, NEW YORK 10048-0557        PRINCETON, NEW JERSEY 08543-9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.

                        JEFFREY S. ALEXANDER, ESQ.
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

    NORTH TOWER, WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1201

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
                  [X] immediately upon filing pursuant to paragraph (b), or
                  [_] on (date) pursuant to paragraph (b), or
                  [_] 60 days after filing pursuant to paragraph (a)(1), or
                  [_] on (date) pursuant to paragraph (a)(1), or
                  [_] 75 days after filing pursuant to paragraph (a)(2), or
                  [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value $.10 per share

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       CMA ARIZONA MUNICIPAL MONEY FUND
                    CMA MULTI-STATE MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                          LOCATION
 -------------                                          --------
 PART A
    Item  1. Cover Page...............   Cover Page
    Item  2. Synopsis.................   Fee Table
    Item  3. Condensed Financial
              Information.............   Financial Highlights; Yield
                                          Information
    Item  4. General Description of
              Registrant..............   Investment Objectives and Policies;
                                          Organization of the Trust
    Item  5. Management of the Fund...   Fee Table; Management of the Trust;
                                          Portfolio Transactions; Inside Back
                                          Cover Page
    Item 5A. Management's Discussion
              of Fund Performance.....   Not Applicable
    Item  6. Capital Stock and Other
              Securities..............   Organization of the Trust
    Item  7. Purchase of Securities
              Being Offered...........   Cover Page; Fee Table; Purchase of
                                          Shares; Redemption of Shares; Inside
    Item  8. Redemption or Repurchase.    Back Cover Page
                                         Fee Table; Purchase of Shares;
                                          Redemption of Shares
    Item  9. Pending Legal
              Proceedings.............   Not Applicable
 PART B
    Item 10. Cover Page...............   Cover Page
    Item 11. Table of Contents........   Cover Page
    Item 12. General Information and
              History.................   Not Applicable
    Item 13. Investment Objectives and
              Policies................   Investment Objectives and Policies
    Item 14. Management of the Fund...   Management of the Trust
    Item 15. Control Persons and
              Principal Holders of
              Securities..............   Management of the Trust; General
    Item 16. Investment Advisory and      Information--Additional Information
              Other Services..........   Management of the Trust; Purchase and
                                          Redemption of Shares; General
                                          Information
    Item 17. Brokerage Allocation.....   Portfolio Transactions
    Item 18. Capital Stock and Other
              Securities..............   General Information--Description of
                                          Series and Shares
    Item 19. Purchase, Redemption and
              Pricing of Securities
              Being Offered...........   Purchase and Redemption of Shares;
                                          Determination of Net Asset Value
    Item 20. Tax Status...............   Taxes
    Item 21. Underwriters.............   Purchase and Redemption of Shares
    Item 22. Calculation of
              Performance Data........   Yield Information
    Item 23. Financial Statements.....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                    CMA MULTI-STATE MUNICIPAL SERIES TRUST

   CMA Arizona Municipal Money Fund      CMA New Jersey Municipal Money Fund
  CMA California Municipal Money Fund     CMA New York Municipal Money Fund
 CMA Connecticut Municipal Money Fund    CMA North Carolina Municipal Money
                                                        Fund
CMA Massachusetts Municipal Money Fund      CMA Ohio Municipal Money Fund
   CMA Michigan Municipal Money Fund    CMA Pennsylvania Municipal Money Fund
                               ----------------
  This document comprises the Prospectuses of CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "CMA State Funds" or the "Funds"), ten of the fourteen money market mutual funds (collectively, the "CMA Funds"), the shares of which are offered to participants in the Cash Management Account(R) ("CMA" or "CMA account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit cash balances held in CMA accounts.
                               ----------------
  A CMA account is a conventional Merrill Lynch cash securities account or margin securities account ("Securities Account") which is linked to the CMA Funds, to money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa Account"). Merrill Lynch markets its margin account under the name Investor CreditLine SM service. Subscribers to the CMA service may automatically invest free credit balances held in their CMA accounts in shares of one of the CMA Funds, or such balances may be deposited automatically with a depository institution through the Insured Savings SM Account (the "Insured Savings Account"). The CMA Funds and the Insured Savings Account are collectively referred to as the "Money Accounts."

  Each CMA Fund is a no-load money market mutual fund seeking current income, preservation of capital and liquidity available from investing in short-term securities. The CMA Money Fund invests in money market securities generally; the CMA Government Securities Fund invests in direct U.S. Government obligations; the CMA Tax-Exempt Fund invests in tax-exempt securities and pays dividends exempt from federal income taxation; the CMA Treasury Fund invests in U.S. Treasury securities; and each of the CMA State Funds invests in tax-exempt securities and pays dividends exempt from federal and a particular state's (and, in certain instances, city's) income taxes.

  Free credit balances held in CMA accounts will be invested automatically in or deposited through the Money Account selected by the CMA subscriber as his or her Primary Money Account. The subscriber may make manual investments in any of the CMA Funds as described under "Purchase of Shares." The subscriber may change the Primary Money Account designation at any time by following the procedures set forth under "Purchase of Shares."

  Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time. As described under "Purchase of Shares," shares of the CMA Funds may be purchased directly through the Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.
                               ----------------
  The information in this document should be read in conjunction with the description of the Merrill Lynch Cash Management Account program which is furnished to all CMA subscribers. Reference is made to such description for information with respect to the CMA program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each of such Funds and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund and the Insured Savings Account Fact Sheet. For more information about the Merrill Lynch Cash Management Account program, call toll-free from anywhere in the U.S., 1-800-CMA-INFO (1-800-262-4636).

PROSPECTUS

JULY 28, 1998

                  CMA MULTISTATE MUNICIPAL SERIES TRUST
  CMA Arizona Municipal Money Fund         CMA New Jersey Municipal Money Fund
 CMA California Municipal Money Fund        CMA New York Municipal Money Fund
CMA Connecticut Municipal Money Fund       CMA North Carolina Municipal Money
                                                          Fund
  CMA Massachusetts Municipal Money           CMA Ohio Municipal Money Fund
                Fund
  CMA Michigan Municipal Money Fund         CMA Pennsylvania Municipal Money
                                                          Fund
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Multi-State Municipal Series Trust (the "Trust") consists of CMA Arizona Municipal Money Fund (the "Arizona Fund"), CMA California Municipal Money Fund (the "California Fund"), CMA Connecticut Municipal Money Fund (the "Connecticut Fund"), CMA Massachusetts Municipal Money Fund (the "Massachusetts Fund"), CMA Michigan Municipal Money Fund (the "Michigan Fund"), CMA New Jersey Municipal Money Fund (the "New Jersey Fund"), CMA New York Municipal Money Fund (the "New York Fund"), CMA North Carolina Municipal Money Fund (the "North Carolina Fund"), CMA Ohio Municipal Money Fund (the "Ohio Fund") and CMA Pennsylvania Municipal Money Fund (the "Pennsylvania Fund") (together, the "Funds"). Each Fund is a non-diversified, no-load money market mutual fund seeking current income (or value, in the case of property taxes) exempt from federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity. Each Fund seeks to achieve its investment objectives by investing in a portfolio of short-term, high quality obligations, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to an alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. See "Investment Objectives and Policies--Portfolio Investments." All of the investments of each Fund will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. Dividends are declared and reinvested daily in the form of additional shares at net asset value. There can be no assurance that the investment objectives of any Fund will be realized. For more information on the Funds' investment objectives and policies, please see "Investment Objectives and Policies" on page 9. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. EACH FUND SEEKS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  Shares are offered at their net asset value. There is no minimum purchase requirement for CMA program participants. Shares of a Fund also may be purchased by individual investors maintaining accounts directly with the Trust's Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and the minimum subsequent purchase is $1,000. Such investors will not receive any of the additional services available to CMA program participants, such as the Visa Account or the automatic investment of free credit balances. Each Fund has adopted a distribution and shareholder servicing plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). See "Purchase of Shares."

                               ----------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION  PASSED
  UPON  THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY  REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------

  This Prospectus is a concise statement of information about the Trust and each Fund that is relevant to making an investment in a Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Trust and each Fund, dated July 28, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge by calling or writing to the Trust at the above telephone number or address. The Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Trust and each Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

  UNLESS OTHERWISE INDICATED, THE INFORMATION SET FORTH IN THIS PROSPECTUS IS APPLICABLE TO EACH FUND. MANAGEMENT OF THE TRUST HAS CONSIDERED THE POSSIBILITY THAT THE USE OF A COMBINED PROSPECTUS MAY SUBJECT A FUND OR FUNDS TO LIABILITY FOR AN ALLEGED MISSTATEMENT RELATING TO ANOTHER FUND OR FUNDS. MANAGEMENT BELIEVES THIS POSSIBILITY IS REMOTE.

                                   FEE TABLE

                                                                                NEW   NEW    NORTH
                         ARIZONA CALIFORNIA CONNECTICUT MASSACHUSETTS MICHIGAN JERSEY YORK  CAROLINA OHIO  PENNSYLVANIA
                          FUND      FUND       FUND         FUND        FUND    FUND  FUND    FUND   FUND      FUND
                         ------- ---------- ----------- ------------- -------- ------ ----  -------- ----  ------------
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS) FOR THE
 FISCAL YEAR ENDED
 MARCH 31, 1998:
 Management Fees(a)....   0.50%     0.43%      0.50%        0.50%       0.50%   0.48% 0.44%   0.50%  0.50%     0.50%
 Rule 12b-1 Fees(b)....   0.13      0.13       0.13         0.13        0.13    0.13  0.13    0.13   0.13      0.13
 Other Expenses:
  Dividend and Transfer
   Agency Fees(c)......   0.01      0.01       0.01         0.02        0.02    0.02  0.02    0.02   0.02      0.02
  Other Fees...........   0.10      0.02       0.05         0.07        0.06    0.03  0.02    0.06   0.05      0.05
                          ----      ----       ----         ----        ----    ----  ----    ----   ----      ----
  Total Other Expenses.   0.11      0.03       0.06         0.09        0.08    0.05  0.04    0.08   0.07      0.07
                          ----      ----       ----         ----        ----    ----  ----    ----   ----      ----
  Total Fund Operating
   Expenses............   0.74%     0.59%      0.69%        0.72%       0.71%   0.66% 0.61%   0.71%  0.70%     0.70%
                          ====      ====       ====         ====        ====    ====  ====    ====   ====      ====

--------

(a) See "Management of the Trust--Management and Advisory Arrangements"--page
    25.

(b) See "Purchase of Shares"--page 18.

(c) See "Management of the Trust--Transfer Agency Services"--page 26.

EXAMPLE:

  An investor would pay the following expenses on a $1,000 investment, assuming the operating expense ratio set forth above for each Fund and a 5% annual return throughout the period:

    CUMULATIVE                                                                                NORTH
     EXPENSES      ARIZONA CALIFORNIA CONNECTICUT MASSACHUSETTS MICHIGAN NEW JERSEY NEW YORK CAROLINA OHIO PENNSYLVANIA
   PAYABLE FOR      FUND      FUND       FUND         FUND        FUND      FUND      FUND     FUND   FUND     FUND
  THE PERIOD OF:   ------- ---------- ----------- ------------- -------- ---------- -------- -------- ---- ------------
1 year............   $ 8      $ 6         $ 7          $ 7        $ 7       $ 7       $ 6      $ 7    $ 7      $ 7
3 years...........   $24      $19         $22          $23        $23       $21       $20      $23    $22      $22
5 years...........   $41      $33         $38          $40        $40       $37       $34      $40    $39      $39
10 years..........   $92      $74         $86          $89        $88       $82       $76      $88    $87      $87

  MERRILL LYNCH CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA GOLD PROGRAM). SHAREHOLDERS OF THE FUNDS WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE TRUST'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that shareholders in the Funds will bear directly or indirectly. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                             FINANCIAL HIGHLIGHTS

  Financial statements for the fiscal year ended March 31, 1998 and the independent auditors' report thereon for each Fund are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the financial statements of the Funds audited by Deloitte & Touche LLP, independent auditors.

                                       ARIZONA FUND
                  ------------------------------------------------------------
                                                                     FOR THE
                                                                     PERIOD
                                    FOR THE                        FEBRUARY 8,
                                  YEAR ENDED                          1993+
                                   MARCH 31,                           TO
                  -----------------------------------------------   MARCH 31,
                    1998      1997      1996      1995     1994       1993
                  --------  --------  --------  --------  -------  -----------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00    $  1.00
                  --------  --------  --------  --------  -------    -------
Investment
income--net.....       .03       .03       .03       .03      .02       .002
                  --------  --------  --------  --------  -------    -------
Total from
investment
operations......       .03       .03       .03       .03      .02       .002
                  --------  --------  --------  --------  -------    -------
Less dividends
from
investment
income--net.....      (.03)     (.03)     (.03)     (.03)    (.02)     (.002)
                  --------  --------  --------  --------  -------    -------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00    $  1.00
                  ========  ========  ========  ========  =======    =======
TOTAL INVESTMENT
RETURN..........      3.05%     2.86%     3.35%     2.83%    1.90%      1.83%*
                  ========  ========  ========  ========  =======    =======
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .74%      .76%      .58%      .54%     .59%       .46%*
                  ========  ========  ========  ========  =======    =======
Expenses........       .74%      .76%      .77%      .85%     .98%      1.15%*
                  ========  ========  ========  ========  =======    =======
Investment
income--net.....      2.99%     2.80%     3.27%     2.84%    1.89%      1.86%*
                  ========  ========  ========  ========  =======    =======
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......  $213,277  $169,551  $137,520  $103,717  $73,414    $41,437
                  ========  ========  ========  ========  =======    =======
                                                                CALIFORNIA FUND
                  ------------------------------------------------------------------------------------------------------------------
                                                                                                                            FOR THE
                                                                                                                             PERIOD
                                                                                                                             JULY 5,
                                                          FOR THE YEAR ENDED                                                  1988+
                                                              MARCH 31,                                                        TO
                  -------------------------------------------------------------------------------------------------------- MARCH 31,
                     1998        1997        1996        1995        1994        1993        1992        1991        1990       1989
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- --------- --------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $ 1.00
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------
Investment
income--net.....         .03         .03         .03         .03         .02         .02         .03         .05         .05     .04
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------
Total from
investment
operations......         .03         .03         .03         .03         .02         .02         .03         .05         .05     .04
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------
Less dividends
from
investment
income--net.....        (.03)       (.03)       (.03)       (.03)       (.02)       (.02)       (.03)       (.05)       (.05)  (.04)
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------
Net asset value,
end of period...  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $ 1.00
                  =========== =========== =========== =========== =========== =========== =========== =========== =========== ======
TOTAL INVESTMENT
RETURN..........        3.06%       2.90%       3.15%       2.66%       1.93%       2.25%       3.51%       4.95%       5.61% 5.47%*
                  =========== =========== =========== =========== =========== =========== =========== =========== =========== ======
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...         .59%        .60%        .64%        .63%        .62%        .63%        .63%        .62%        .65%   64%*
                  =========== =========== =========== =========== =========== =========== =========== =========== =========== ======
Expenses........         .59%        .60%        .64%        .63%        .62%        .63%        .63%        .62%        .65%   72%*
                  =========== =========== =========== =========== =========== =========== =========== =========== =========== ======
Investment
income--net.....        3.00%       2.85%       3.11%       2.62%       1.91%       2.22%       3.42%       4.83%       5.44%  .43%*
                  =========== =========== =========== =========== =========== =========== =========== =========== =========== ======
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)...... $2,005,663  $1,565,802  $1,421,140  $1,168,234  $1,225,160  $1,014,800  $1,033,423  $1,163,288  $1,047,340 $702,698
                 =========== =========== =========== =========== =========== =========== =========== =========== =========== =======

----
* Annualized.
+ Commencement of Operations.

                                         CONNECTICUT FUND
                  ---------------------------------------------------------------------
                                                                               FOR THE
                                                                               PERIOD
                                                                              APRIL 29,
                                   FOR THE YEAR ENDED                           1991+
                                        MARCH 31,                                TO
                  ----------------------------------------------------------  MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992
                  --------  --------  --------  --------  --------  --------  ---------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  --------  --------  --------  --------  --------  --------  --------
Investment
income--net.....       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Total from
investment
operations......       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Less dividends
from
investment
income--net.....      (.03)     (.03)     (.03)     (.03)     (.02)     (.02)     (.03)
                  --------  --------  --------  --------  --------  --------  --------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
RETURN..........      2.93%     2.81%     3.01%     2.54%     1.77%     2.20%     3.57%*
                  ========  ========  ========  ========  ========  ========  ========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .69%      .71%      .72%      .71%      .70%      .63%      .41%*
                  ========  ========  ========  ========  ========  ========  ========
Expenses........       .69%      .71%      .72%      .71%      .70%      .73%      .81%*
                  ========  ========  ========  ========  ========  ========  ========
Investment
income--net.....      2.88%     2.76%     2.97%     2.53%     1.76%     2.17%     3.46%*
                  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......  $453,295  $339,931  $313,362  $260,398  $250,038  $231,431  $197,895
                  ========  ========  ========  ========  ========  ========  ========
                                             MASSACHUSETTS FUND
                  --------------------------------------------------------------------------------
                                                                                         FOR THE
                                                                                         PERIOD
                                                                                        JULY 30,
                                        FOR THE YEAR ENDED                                1990+
                                            MARCH 31,                                      TO
                  --------------------------------------------------------------------- MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992      1991
                  --------- --------- --------- --------- --------- --------- --------- ----------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $  1.00
                  --------- --------- --------- --------- --------- --------- --------- ----------
Investment
income--net.....       .03       .03       .03       .02       .02       .02       .04       .03
                  --------- --------- --------- --------- --------- --------- --------- ----------
Total from
investment
operations......       .03       .03       .03       .02       .02       .02       .04       .03
                  --------- --------- --------- --------- --------- --------- --------- ----------
Less dividends
from
investment
income--net.....      (.03)     (.03)     (.03)     (.02)     (.02)     (.02)     (.04)     (.03)
                  --------- --------- --------- --------- --------- --------- --------- ----------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $  1.00
                  ========= ========= ========= ========= ========= ========= ========= ==========
TOTAL INVESTMENT
RETURN..........      3.03%     2.84%     3.04%     2.46%     1.74%     2.20%     3.69%     5.13%*
                  ========= ========= ========= ========= ========= ========= ========= ==========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .72%      .76%      .76%      .76%      .78%      .78%      .85%      .72%*
                  ========= ========= ========= ========= ========= ========= ========= ==========
Expenses........       .72%      .76%      .76%      .76%      .78%      .78%      .87%      .97%*
                  ========= ========= ========= ========= ========= ========= ========= ==========
Investment
income--net.....      2.98%     2.78%     3.00%     2.43%     1.72%     2.15%     3.56%     4.92%*
                  ========= ========= ========= ========= ========= ========= ========= ==========
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......  $268,929  $200,598  $189,482  $161,076  $150,804  $132,302  $116,340   $84,613
                  ========= ========= ========= ========= ========= ========= ========= ==========

-----
*  Annualized.
+  Commencement of Operations.

                                           MICHIGAN FUND
                  ---------------------------------------------------------------------
                                                                               FOR THE
                                                                               PERIOD
                                                                              APRIL 29,
                                   FOR THE YEAR ENDED                           1991+
                                        MARCH 31,                                TO
                  ----------------------------------------------------------  MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992
                  --------  --------  --------  --------  --------  --------  ---------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  --------  --------  --------  --------  --------  --------  --------
Investment
income--net.....       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Total from
investment
operations......       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Less dividends
from
investment
income--net.....      (.03)     (.03)     (.03)     (.03)     (.02)     (.02)    (.03 )
                  --------  --------  --------  --------  --------  --------  --------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
RETURN..........      3.07%     2.90%     3.12%     2.57%     1.81%     2.24%     3.63%*
                  ========  ========  ========  ========  ========  ========  ========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .71%      .72%      .73%      .73%      .72%      .65%      .54%*
                  ========  ========  ========  ========  ========  ========  ========
Expenses........       .71%      .72%      .73%      .73%      .72%      .74%      .80%*
                  ========  ========  ========  ========  ========  ========  ========
Investment
income--net.....      3.02%     2.84%     3.05%     2.54%     1.79%     2.22%     3.53%*
                  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......  $306,046  $272,969  $247,544  $220,171  $236,435  $200,200  $194,433
                  ========  ========  ========  ========  ========  ========  ========
                                              NEW JERSEY FUND
                  ---------------------------------------------------------------------------------
                                                                                         FOR THE
                                                                                         PERIOD
                                                                                        JULY 30,
                                        FOR THE YEAR ENDED                                1990+
                                            MARCH 31,                                      TO
                  --------------------------------------------------------------------- MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992      1991
                  --------- --------- --------- --------- --------- --------- --------- -----------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  --------- --------- --------- --------- --------- --------- --------- -----------
Investment
income--net.....       .03       .03       .03       .02       .02       .02       .03       .03
                  --------- --------- --------- --------- --------- --------- --------- -----------
Total from
investment
operations......       .03       .03       .03       .02       .02       .02       .03       .03
                  --------- --------- --------- --------- --------- --------- --------- -----------
Less dividends
from
investment
income--net.....      (.03)     (.03)     (.03)     (.02)     (.02)     (.02)     (.03)    (.03 )
                  --------- --------- --------- --------- --------- --------- --------- -----------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  ========= ========= ========= ========= ========= ========= ========= ===========
TOTAL INVESTMENT
RETURN..........      2.97%     2.83%     3.07%     2.52%     1.82%     2.21%     3.52%     5.03%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .66%      .68%      .68%      .71%      .70%      .70%      .74%      .64%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
Expenses........       .66%      .68%      .68%      .71%      .70%      .70%      .74%      .76%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
Investment
income--net.....      2.92%     2.78%     3.02%     2.51%     1.80%     2.16%     3.42%     4.74%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
SUPPLEMENTAL
DATA:
Net assets, end
of period (in
thousands)......  $799,997  $683,361  $610,285  $525,747  $441,846  $388,903  $350,058  $356,475
                  ========= ========= ========= ========= ========= ========= ========= ===========

*  Annualized.
+  Commencement of Operations.

                                                            NEW YORK FUND
                   ----------------------------------------------------------------------------------------------------------
                                                                                                                     FOR THE
                                                                                                                     PERIOD
                                                                                                                     JULY 5,
                                                     FOR THE YEAR ENDED                                               1988+
                                                         MARCH 31,                                                     TO
                   -----------------------------------------------------------------------------------------------  MARCH 31,
                      1998         1997        1996       1995      1994      1993      1992      1991      1990      1989
                   ----------   ----------  ----------  --------  --------  --------  --------  --------  --------  ---------
 Increase
 (Decrease) in
 Net Asset Value:
 PER SHARE
 OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of
 period..........  $     1.00   $     1.00  $     1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                   ----------   ----------  ----------  --------  --------  --------  --------  --------  --------  --------
 Investment
 income--net.....         .03          .03         .03       .03       .02       .02       .03       .05       .05       .04
                   ----------   ----------  ----------  --------  --------  --------  --------  --------  --------  --------
 Total from
 investment
 operations......         .03          .03         .03       .03       .02       .02       .03       .05       .05       .04
                   ----------   ----------  ----------  --------  --------  --------  --------  --------  --------  --------
 Less dividends
 from
 investment
 income--net.....        (.03)        (.03)       (.03)     (.03)     (.02)     (.02)     (.03)     (.05)     (.05)     (.04)
                   ----------   ----------  ----------  --------  --------  --------  --------  --------  --------  --------
 Net asset value,
 end of period...  $     1.00   $     1.00  $     1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
 TOTAL INVESTMENT
 RETURN..........        3.09 %       2.94%       3.17%     2.59%     1.79%     2.19%     3.40%     4.85%     5.36%     5.09%*
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
 RATIOS TO
 AVERAGE NET
 ASSETS:
 Expenses, net of
 reimbursement...         .61%         .63%        .64%      .67%      .67%      .67%      .68%      .69%      .71%      .70%*
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
 Expenses........         .61%         .63%        .64%      .67%      .67%      .67%      .68%      .69%      .72%      .79%*
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
 Investment
 income--net.....        3.04%        2.88%       3.12%     2.59%     1.78%     2.16%     3.31%     4.73%     5.23%     5.14%*
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
 SUPPLEMENTAL
 DATA:
 Net assets, end
 of period (in
 thousands)......  $1,556,021   $1,236,322  $1,132,264  $919,852  $772,760  $665,970  $625,768  $633,819  $544,197  $333,299
                   ==========   ==========  ==========  ========  ========  ========  ========  ========  ========  ========
                                         NORTH CAROLINA FUND
                   -----------------------------------------------------------------------
                                                                                FOR THE
                                                                                PERIOD
                                                                                MAY 28,
                                    FOR THE YEAR ENDED                          1991 +
                                         MARCH 31,                                TO
                   ----------------------------------------------------------- MARCH 31,
                     1998      1997      1996      1995      1994      1993      1992
                   --------- --------- --------- --------- --------- --------- -----------
 Increase
 (Decrease) in
 Net Asset Value:
 PER SHARE
 OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of
 period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                   --------- --------- --------- --------- --------- --------- -----------
 Investment
 income--net.....       .03       .03       .03       .03       .02       .02       .03
                   --------- --------- --------- --------- --------- --------- -----------
 Total from
 investment
 operations......       .03       .03       .03       .03       .02       .02       .03
                   --------- --------- --------- --------- --------- --------- -----------
 Less dividends
 from
 investment
 income--net.....      (.03)     (.03)     (.03)     (.03)     (.02)     (.02)     (.03)
                   --------- --------- --------- --------- --------- --------- -----------
 Net asset value,
 end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                   ========= ========= ========= ========= ========= ========= ===========
 TOTAL INVESTMENT
 RETURN..........      3.02%     2.84%     3.12%     2.61%     1.85%     2.25%     3.51%*
                   ========= ========= ========= ========= ========= ========= ===========
 RATIOS TO
 AVERAGE NET
 ASSETS:
 Expenses, net of
 reimbursement...       .71%      .72%      .69%      .62%      .61%      .57%      .45%*
                   ========= ========= ========= ========= ========= ========= ===========
 Expenses........       .71%      .72%      .74%      .72%      .71%      .73%      .83%*
                   ========= ========= ========= ========= ========= ========= ===========
 Investment
 income--net.....      2.97%     2.79%     3.08%     2.58%     1.84%     2.20%     3.25%*
                   ========= ========= ========= ========= ========= ========= ===========
 SUPPLEMENTAL
 DATA:
 Net assets, end
 of period (in
 thousands)......  $307,069  $274,180  $273,910  $278,704  $293,452  $235,384  $221,060
                   ========= ========= ========= ========= ========= ========= ===========

-----
* Annualized.
+ Commencement of Operations.

                       FINANCIAL HIGHLIGHTS (CONCLUDED)

                                             OHIO FUND
                  ---------------------------------------------------------------------
                                                                               FOR THE
                                                                               PERIOD
                                                                              APRIL 29,
                                   FOR THE YEAR ENDED                           1991+
                                        MARCH 31,                                TO
                  ----------------------------------------------------------  MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992
                  --------  --------  --------  --------  --------  --------  ---------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  --------  --------  --------  --------  --------  --------  --------
Investment
income--net.....       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Total from
investment
operations......       .03       .03       .03       .03       .02       .02       .03
                  --------  --------  --------  --------  --------  --------  --------
Less dividends
from
 investment
income--net.....      (.03)     (.03)     (.03)     (.03)     (.02)     (.02)     (.03)
                  --------  --------  --------  --------  --------  --------  --------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
RETURN..........      3.15%     3.00%     3.26%     2.65%     1.88%     2.27%     3.66%*
                  ========  ========  ========  ========  ========  ========  ========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .70%      .71%      .73%      .74%      .72%      .74%      .57%*
                  ========  ========  ========  ========  ========  ========  ========
Expenses........       .70%      .71%      .73%      .74%      .72%      .74%      .82%*
                  ========  ========  ========  ========  ========  ========  ========
Investment
income--net.....      3.09%     2.94%     3.21%     2.64%     1.86%     2.24%     3.52%*
                  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL
DATA:
Net assets, end
of period
(in thousands)..  $394,715  $327,173  $282,187  $237,655  $213,655  $187,344  $192,173
                  ========  ========  ========  ========  ========  ========  ========
                                              PENNSYLVANIA FUND
                  ---------------------------------------------------------------------------------
                                                                                         FOR THE
                                                                                          PERIOD
                                                                                        AUGUST 27,
                                        FOR THE YEAR ENDED                                1990+
                                            MARCH 31,                                       TO
                  --------------------------------------------------------------------- MARCH 31,
                    1998      1997      1996      1995      1994      1993      1992       1991
                  --------- --------- --------- --------- --------- --------- --------- -----------
Increase
(Decrease) in
Net Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                  --------- --------- --------- --------- --------- --------- --------- -----------
Investment
income--net.....       .03       .03       .03       .03       .02       .02       .03        .03
                  --------- --------- --------- --------- --------- --------- --------- -----------
Total from
investment
operations......       .03       .03       .03       .03       .02       .02       .03        .03
                  --------- --------- --------- --------- --------- --------- --------- -----------
Less dividends
from
 investment
income--net.....      (.03)     (.03)     (.03)     (.03)     (.02)     (.02)     (.03)      (.03)
                  --------- --------- --------- --------- --------- --------- --------- -----------
Net asset value,
end of period...  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                  ========= ========= ========= ========= ========= ========= ========= ===========
TOTAL INVESTMENT
RETURN..........      3.08%     2.92%     3.19%     2.65%     1.87%     2.29%     3.61%      5.03%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...       .70%      .71%      .72%      .71%      .72%      .72%      .77%       .75%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
Expenses........       .70%      .71%      .72%      .71%      .72%      .72%      .77%       .80%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
Investment
income--net.....      3.03%     2.86%     3.13%     2.64%     1.85%     2.22%     3.47%      4.75%*
                  ========= ========= ========= ========= ========= ========= ========= ===========
SUPPLEMENTAL
DATA:
Net assets, end
of period
(in thousands)..  $443,012  $428,896  $416,729  $353,635  $336,853  $318,954  $243,225   $225,622
                  ========= ========= ========= ========= ========= ========= ========= ===========

-----
* Annualized.
+ Commencement of Operations.

                               YIELD INFORMATION

  Set forth below are the annualized and compounded annualized yields for each Fund for the indicated periods.

                                                                               NEW      NEW     NORTH
                     ARIZONA  CALIFORNIA CONNECTICUT MASSACHUSETTS MICHIGAN  JERSEY    YORK    CAROLINA   OHIO    PENNSYLVANIA
                      FUND       FUND       FUND         FUND        FUND     FUND     FUND      FUND     FUND        FUND
                     -------  ---------- ----------- ------------- --------  -------  -------  --------  -------  ------------
Seven-Day Period
 Ended
 March 31, 1998
-------------------
Annualized Yield...     2.97%     2.91%       2.85%        2.91%      2.97%     2.89%    2.95%    2.88%     3.07%      3.03%
Compounded
 Annualized Yield..     3.01%     2.95%       2.89%        2.95%      3.01%     2.93%    2.99%    2.92%     3.12%      3.08%
Average Maturity of
 Portfolio at End
 of Period.........  29 days   43 days     44 days      37 days    32 days   35 days  44 days  32 days   43 days    41 days
Seven-Day Period
 Ended May 31, 1998
-------------------
Annualized Yield...     3.10%     3.06%       2.98%        3.12%      3.11%     3.05%    3.10%    3.11%     3.19%      3.09%
Compounded
 Annualized Yield..     3.15%     3.11%       3.02%        3.17%      3.16%     3.10%    3.15%    3.16%     3.24%      3.14%
Average Maturity of
 Portfolio at End
 of Period.........  23 days   41 days     44 days      38 days    26 days   40 days  50 days  40 days   44 days    41 days
Thirty-Day Period
 Ended May 31, 1998
-------------------
Taxable Equivalent
 Yield*............    4.31%      4.25%       4.14%        4.33%      4.32%     4.24%    4.31%    4.32%     4.43%      4.29%

--------
*Based upon a federal income tax rate of 28%; does not take into account state or local income taxes.

  From time to time, each Fund may quote information regarding its yield for certain seven-day periods and information as to the compounded annualized yield for the same periods.

  The yield of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that period is assumed to be generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. A Fund's yield is affected by changes in interest rates on short-term tax-exempt securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

  On occasion, each Fund may compare its yield to (i) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (ii) yield data published by Lipper Analytical Services, Inc., (iii) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (iv) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of a Fund's yield or relative performance for any future period. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  The investment objectives of each Fund are to seek current income (or value, in the case of property taxes) exempt from federal and the designated state's personal income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality tax-exempt securities. Each Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less which are issued by or on behalf of the designated states, their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments ("Derivative Products"), the interest from which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from federal income taxes, the designated state's income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Such obligations are herein referred to as "State Municipal Securities." The investment objectives of the Funds described in this paragraph are fundamental policies of each Fund and may not be changed without a vote of the majority of the outstanding shares of the respective Fund.

  The Funds ordinarily do not intend to realize investment income not exempt from federal income taxes, the personal income taxes of the designated states or, if applicable, local personal income or property taxes and/or state intangible personal property taxes. However, to the extent that suitable State Municipal Securities are not available for investment by a Fund, that Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less which are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from federal taxes but not state or, where relevant, local taxes. Such obligations, either separately or together with State Municipal Securities, are herein referred to as "Municipal Securities."

  Except during temporary defensive periods, each Fund will invest at least 65% of its total assets in State Municipal Securities and at least 80% of its net assets in Municipal Securities. The New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Securities. However, interest received on certain State Municipal Securities and Municipal Securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. See "Taxes." The percentage of each Fund's net assets invested in "private activity bonds" will vary during the year. Each Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as "Taxable Securities." In addition, each Fund except the New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 35% of its total assets in Municipal Securities other than its respective State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management, L.P. (the "Manager"), prevailing market or financial conditions warrant. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Securities other than New Jersey Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant.

  As noted above, each Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the "Code"), as "private activity bonds." A Fund's policy with respect to investments in "private activity bonds" is not a fundamental policy of that Fund and may be amended by the Trustees of the Trust without the approval of the Fund's shareholders. Each Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible "concentration" in Municipal Securities with bank credit enhancements, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See "Other Factors."

  The Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" ("RIC") for purposes of the Code. See "Taxes." To qualify, among other requirements, the Trust will limit each Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each Fund's total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

POTENTIAL BENEFITS

  Investment in Fund shares offers several potential benefits. The Funds are investment vehicles designed to be suitable for investors of designated states seeking income (or value, in the case of property taxes) exempt from income taxation by those states as well as federal income taxation and, where applicable, local personal income taxation, local personal property taxation and state intangible personal property taxation. Each Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each Fund.

PORTFOLIO INVESTMENTS

  The State Municipal Securities in which the Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Funds.

  Certain of the instruments in which the Funds invest, including Variable Rate Demand Obligations ("VRDOs") and Derivative Products, effectively provide the Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a "demand right"). Under Commission rules, the Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the long-term bonds underlying the Derivative Products (the "Underlying Bonds"). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of the Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Fund.

  Variable Rate Demand Obligations. VRDOs are tax-exempt obligations which utilize a floating or variable interest rate adjustment formula and provide an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest on a VRDO is adjustable at periodic intervals to a rate calculated to maintain the market value of the VRDO at approximately the par value of the VRDO on the adjustment date. The adjustment may be based on an interest rate adjustment index.

  The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions, typically commercial banks ("institutions"). Participating VRDOs provide the Funds with specified undivided interests (up to 100%) in the underlying obligations and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institutions on a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. The Funds have undivided interests in the underlying obligations and thus participate on the same basis as the institutions in such obligations except that the institutions typically retain fees out of the interest paid on the obligations for servicing the obligations, providing the letters of credit or issuing the repurchase commitments.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

  A VRDO with a demand notice period exceeding seven days will therefore be subject to the Funds' restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Managers the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

  The Trust has been advised by its counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations provided that certain conditions are met. It is presently contemplated that each Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDOs.

  Derivative Products. The Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell ("put") that Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Derivative Product is structured as a trust or partnership which provides for pass- through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying Bond in accordance with a governing agreement. The Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

  Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While each Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt at the federal and state level to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS"), as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such fund to the extent represented by such Derivative Products, would be deemed taxable on the federal and/or state level.

  Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by the designated state or a political subdivision thereof to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund's net assets. A Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. Pursuant to Guidelines which apply to the Funds and other funds managed by the Manager (which funds may be able to invest in lower rated obligations than the Funds), the Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Ratings Services ("Standard & Poor's") or Fitch IBCA, Inc. ("Fitch IBCA"). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the unrated lease obligations, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

SHORT-TERM MATURITY STANDARDS

  All of the investments of the Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

  The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDO on demand or (ii) the period remaining until the VRDO's next interest rate adjustment. If not redeemed by the Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

QUALITY STANDARDS

  Each Fund's portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each Fund's investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch IBCA, Moody's and Standard & Poor's. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above.

  Taxable Securities in which the Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are five NRSROs that rate Taxable Securities: Fitch IBCA, Moody's, Standard & Poor's, Duff & Phelps Credit Ratings Co. and Thomson BankWatch, Inc. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

  Preservation of capital is a prime investment objective of the Funds, and, while the types of Municipal Securities in which the Funds invest are not completely risk free, such securities generally are considered by the Manager to have low risk of the failure of issuers or credit enhancers to pay principal, interest and repurchase price, if applicable. These securities have a lower payment risk compared to lower rated obligations and generally to longer term obligations which entail the risk of changing conditions over a longer period of time.

SPECIAL CONSIDERATIONS AND RISK FACTORS

  Each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Securities and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each Fund's portfolio will be comprised primarily of short-term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer-term or lower quality State Municipal Securities. Set forth below are special considerations and risk factors specific to each Fund.

  The Arizona Fund. Over the past several decades, Arizona's economy has grown faster than most other regions of the country, as measured by nearly every major indicator of economic growth, including population, employment, and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, Arizona's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth rates in more recent years. Arizona continues to search for a new method to finance its public school system, following the Arizona Supreme Court's 1994 ruling that the current system is unconstitutional. The Manager does not believe that the current economic conditions in Arizona will have a significant adverse effect on the Arizona Fund's ability to invest in high quality Arizona State Municipal Securities. See Appendix A, "Economic and Financial Conditions in Arizona" in the Statement of Additional Information.

  The California Fund. Currently, California's general obligation bonds have a Standard & Poor's rating of A+, a Moody's rating of A1 and a Fitch IBCA rating of AA-. No assurance can be given that such ratings will not be changed in the future to reflect changes in the conditions of California's economy. See Appendix B, "Economic and Financial Conditions in California" in the Statement of Additional Information.

  The Connecticut Fund. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. However, unemployment levels have started to improve. Also favorably noted is Connecticut's personal wealth level which, despite the poverty of certain of its largest cities, continues to rank among the highest in the nation in terms of per capita income. The State has recorded General Fund surpluses in fiscal years 1992 through 1997, but had accumulated a General Fund deficit totaling $965.7 million through the end of fiscal year 1991. In 1991, such deficit was funded by the issuance of General Obligation Economic Recovery Notes that were to be payable no later than June 30, 1996, but certain of such notes have been rescheduled to be paid over the four fiscal years ending June 30, 1999. The State's general obligation bonds are rated AA- by Standard & Poor's, Aa3 by Moody's and AA by Fitch IBCA. The Manager does not believe that the current economic conditions in Connecticut will have a significant adverse effect on the Connecticut Fund's ability to invest in high quality Connecticut State Municipal Securities. See Appendix C, "Economic and Financial Conditions in Connecticut" in the Statement of Additional Information.

  The Massachusetts Fund. Massachusetts is experiencing a strong and continued economic recovery. The budgeted operating funds of Massachusetts ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses, and with aggregate ending fund balances of approximately $589.3 million. Massachusetts ended fiscal 1995, 1996 and 1997 with positive closing fund balances of $726.0 million, $1.172 billion and $1.394 billion, respectively. As of May 5, 1998 and according to the Executive Office for Administration and Finance, fiscal 1998 is expected to end with positive budgetary fund balances totaling approximately $1.215 billion. Currently, Massachusetts' general obligation bonds are rated by Standard & Poor's, Fitch IBCA and Moody's as AA- , AA- and Aa3, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. The Manager does not believe that the current economic conditions in Massachusetts will have a significant adverse effect on the Massachusetts Fund's ability to invest in high quality Massachusetts State Municipal Securities. See Appendix D, "Economic and Financial Conditions in Massachusetts" in the Statement of Additional Information.

  The Michigan Fund. Michigan reported the General Fund in balance as of September 30, 1997. The Michigan Budget and Economic Stabilization Fund had an unreserved accrued balance of $579.1 million. The balance is net of a reserve for future education funding of $572.6 million. Michigan has reported balanced budgets and year-end General Fund surpluses for each of the last six fiscal years. Economically, Michigan remains closely tied to the economic cycles of the automobile industry. Current increased automobile production and an increasingly diversified economy have led to an unemployment rate which, for the last three years has been below the national average. Currently, Michigan's general obligation bonds are rated Aa1 by Moody's, AA+ by Standard & Poor's and AA+ by Fitch IBCA. The Manager does not believe that the current economic conditions in Michigan will have a significant adverse effect on the Michigan Fund's ability to invest in high quality Michigan State Municipal Securities. See Appendix E, "Economic and Financial Conditions in Michigan" in the Statement of Additional Information.

  The New Jersey Fund. New Jersey has benefited from the national recovery. Even if the nation's economic growth rate slows, New Jersey's economy should have enough momentum to keep its trend line pointing upwards. Its growth potential is not yet limited by the labor supply constraints affecting some other parts of the country. Standard & Poor's, Moody's and Fitch IBCA have assigned long-term ratings of AA+, Aa1, and AA+, respectively, to New Jersey State general obligation bonds. The Manager does not believe that the current economic conditions in New Jersey will have a significant adverse effect on the New Jersey Fund's ability to invest in high quality New Jersey State Municipal Securities. See Appendix F, "Economic and Financial Conditions in New Jersey" in the Statement of Additional Information.

  The New York Fund. In recent years, New York State, New York City and other New York public bodies have encountered financial difficulties which could have an adverse effect with respect to the performance of the New York Fund. Currently, Moody's and Standard & Poor's rate New York State's general obligation bonds A2 and A, respectively, and Moody's, Standard & Poor's and Fitch IBCA rate New York City's general obligation bonds A3, BBB+ and A-, respectively. The Manager does not believe that the current economic conditions in New York will have a significant adverse effect on the New York Fund's ability to invest in high quality New York State Municipal Securities. See Appendix G, "Economic and Financial Conditions in New York" in the Statement of Additional Information.

  The North Carolina Fund. North Carolina's fiscal years 1996 and 1997 each ended with a positive General Fund balance. By law, a portion of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such unreserved credit balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities" and certain other required reserves, leaving the remaining unrestricted fund balance at the end of each year available for future appropriations. Currently, Moody's, Standard & Poor's and Fitch IBCA rate North Carolina's general obligation bonds Aaa, AAA, and AAA, respectively. The Manager does not believe that the current economic conditions in North Carolina will have a significant adverse effect on the North Carolina Fund's ability to invest in high quality North Carolina State Municipal Securities. See Appendix H, "Economic and Financial Conditions in North Carolina" in the Statement of Additional Information.

  The Ohio Fund. The Ohio State General Revenue Fund had a positive cash balance at the end of April 1998, of $613.6 million. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Currently, Ohio's general obligation bonds are rated AA+, Aa1 and AA+ by Fitch IBCA, Moody's and Standard & Poor's, respectively. The Manager does not believe that the current economic conditions in Ohio will have a significant adverse effect on the Ohio Fund's ability to invest in high quality Ohio Municipal Securities. See Appendix I, "Economic and Financial Conditions in Ohio" in the Statement of Additional Information.

  The Pennsylvania Fund. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. Factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws and laws with respect to tax-exempt financing. For fiscal 1997, assets of the Pennsylvania General Fund increased $563.4 million and liabilities decreased $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997 (determined on a GAAP basis). Revenues for fiscal 1998 are above estimates made at the time the budget was enacted. Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's, AA by Fitch IBCA, and Aa3 by Moody's. The Manager does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Pennsylvania Fund's ability to invest in high quality Pennsylvania Municipal Securities. See Appendix J, "Economic and Financial Conditions in Pennsylvania" in the Statement of Additional Information.

OTHER FACTORS

  Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund's portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund's portfolio.

  A Fund may invest more than 25% of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

  In view of the possible "concentration" of the Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

  Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. Each Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund's shareholders to issue additional shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but such Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of a Fund's net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each Fund will maintain a separate account at the Trust's custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

REPURCHASE AGREEMENTS

  Each Fund may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof which meets the creditworthiness standards adopted by the Trustees. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

INVESTMENT RESTRICTIONS

  The Trust has adopted a number of restrictions and policies relating to the investment of each Fund's assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund's outstanding shares as defined in the Investment Company Act. Among the more significant restrictions, no Fund may:
(i) purchase any securities other than securities referred to under "Investment Objectives and Policies" in the Statement of Additional Information or herein; (ii) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes; the Funds will not purchase securities while borrowings are outstanding; (iii) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities that it owns or holds except in connection with certain specified transactions; (iv) invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value at the time of each investment) would be invested in such securities; and (v) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

  In addition, to comply with tax requirements for qualification as "regulated investment companies," the Funds' investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of each Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of each Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

  Investors are referred to the Statement of Additional Information for a complete description of the Funds' investment restrictions.

                              PURCHASE OF SHARES

PURCHASE OF SHARES BY CMA SUBSCRIBERS

  CMA Program. The shares of the Funds are offered to participants in the CMA program to provide a medium for the investment of free credit balances held in CMA accounts. Persons subscribing to the CMA program will have these balances invested in shares of a CMA State Fund or CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund or CMA Treasury Fund (collectively, the "CMA National Funds" and together with the CMA State Funds, the "CMA Funds") depending on which CMA Fund has been designated by the participant as the primary investment account (the "Primary Money Account"). Alternatively, subscribers may designate the Insured Savings Account as their Primary Money Account. As described in the CMA Program Description, a subscriber to the CMA service may elect to have free credit balances in the CMA account deposited in individual money market deposit accounts established for such subscriber at designated depository institutions pursuant to the Insured Savings Account. The CMA Funds and the Insured Savings

Account are collectively referred to as the "Money Accounts." However, this Prospectus does not purport to describe the other CMA Funds or the Insured Savings Account and prospective participants in such CMA Funds or Insured Savings Account are referred to the Prospectus with respect to each such CMA Fund and the Fact Sheet with respect to the Insured Savings Account. All CMA subscribers are furnished with the prospectuses of the CMA National Funds and the Insured Savings Account Fact Sheet, as well as the CMA Program Description. To the extent not inconsistent with information contained herein, information set forth in the CMA Program Description with respect to the CMA National Funds also is applicable to each CMA State Fund. Shareholders of a CMA State Fund may also maintain positions in one or more of the CMA National Funds or the Insured Savings Account but may not maintain positions in more than one CMA State Fund at any given time.

  Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special Accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa(R) Gold Program at any time. Shares of the CMA Funds may also be purchased directly through the CMA Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

  Purchase of shares of a CMA Fund designated as the Primary Money Account will be made pursuant to the CMA automatic purchase procedures described below. Purchases of shares of the CMA Funds also may be made pursuant to the manual procedures described below. If a Fund exercises its right to suspend or otherwise limit sales of its shares, as discussed under "Investment Objectives and Policies--Other Factors," amounts that would have been applied to the purchase of such Fund's shares will be applied to the purchase of shares of one of the other CMA Funds or the Insured Savings Account depending on which is designated by the participant as the secondary investment account (the "Secondary Money Account"). However, dividends declared on shares of the CMA Fund designated as the Primary Money Account will continue to be reinvested in that Fund. If the participant has not designated a Secondary Money Account, additional purchases through the CMA program will be made in shares of CMA Tax-Exempt Fund rather than in shares of the CMA Fund designated as the Primary Money Account.

  Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial consultants. At that time, a subscriber may instruct his or her financial consultant to redeem shares of a CMA Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

  Merrill Lynch reserves the right to terminate a subscriber's participation in the CMA program for any reason.

  Shares of the Funds are offered continuously for sale by Merrill Lynch. The purchase price for shares of each Fund is the net asset value per share (normally $1.00) next determined after receipt by the Fund of an automatic or manual purchase order in proper form. Shares purchased will receive the next dividend declared after such shares are issued which will be immediately prior to the 12 noon pricing on the following business day. A purchase order will not be effective until cash in the form of Federal funds becomes available to the Fund (see the next paragraph for information as to when free credit balances held in CMA accounts become available to the Funds). There are no minimum investment requirements for CMA subscribers other than for manual purchases.

  Automatic Purchases of Fund Shares by CMA Subscribers. Free credit balances arising in a CMA account are invested automatically in shares of the CMA Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange (the "NYSE") or New York banks are open, which normally will be Monday. Free credit balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free credit balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to such Fund and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of securities settling on a same day basis will also be invested in shares on the next business day following receipt. Free credit balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to such Fund and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free credit balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch financial consultant for information concerning the local office's cashiering deadline, which is dependent on such office's arrangements with its commercial banks. Free credit balances of less than $1,000 are invested in shares in the automatic weekly sweep.

  Manual Purchases by CMA Subscribers. A subscriber to the CMA service may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as his or her Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA customers who enter manual purchase orders which include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in a CMA Fund. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA customers desiring further information on this method of purchasing shares should contact their Merrill Lynch financial consultants.

  All purchases of CMA Fund shares and dividend reinvestments will be confirmed to CMA subscribers (rounded to the nearest share) in the CMA Account Statement which is sent to all CMA participants monthly.

  Merrill Lynch, in conjunction with another subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital Management SM account ("WCMA(R)"), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program, as well as information concerning charges for participation in the program, is available from Merrill Lynch.

  Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first, to the payment of pending securities transactions or other charges in the participant's securities account, second, to reduce outstanding balances in the lines of credit available through such program and third, to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under "Redemption of Shares--Redemption of Shares by CMA Subscribers-- Automatic Redemptions" to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

  From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA Account may not be available in such programs. For more information on the services available under such programs, participants should contact their financial consultants.

PURCHASE OF SHARES BY NON-CMA SUBSCRIBERS

  Shares of the Funds may be purchased by individual investors who are not subscribers to the CMA program but who maintain accounts directly with Merrill Lynch Financial Data Services, Inc., the Trust's transfer agent (the "Transfer Agent"). Such shareholders will not be charged the CMA program fee, but will not receive any of the additional services available to CMA program participants such as the Visa Account or the automatic investment of free credit balances. The minimum initial purchase for non-CMA subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

  Payment to the Transfer Agent. Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from the Transfer Agent. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

  The CMA Funds have been created for the purpose of being part of the CMA program or as part of other Merrill Lynch central asset account programs, and they do not offer certain typical money fund features such as exchange privileges. There are money market funds which have investment objectives similar to the CMA Funds and which offer check writing and exchange privileges, including others sponsored by Merrill Lynch (Merrill Lynch, however, does not sponsor money funds outside the CMA program which seek to provide income exempt from state or city income taxes). Prior to making an investment in any such money fund, an investor should obtain and read the prospectus of such money market fund.

  Shares of each Fund are offered continuously for sale by Merrill Lynch without a sales load at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal funds become available to the selling Fund. If Federal funds are available to such Fund prior to 12 noon on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

                               ----------------

  The Trust has entered into a distribution agreement with Merrill Lynch, a wholly-owned subsidiary of ML & Co. (the "Distribution Agreement"), pursuant to which Merrill Lynch acts as the distributor for the Funds.

  Each Fund has adopted a separate distribution and shareholder servicing plan (each a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to each Distribution Plan, Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts at Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. Each Distribution Plan reimburses Merrill Lynch only for actual expenses of the respective Fund incurred during the fiscal year in which the fee is paid. The distribution fees compensate Merrill Lynch financial consultants and other directly involved branch office personnel for selling shares of the Funds and for providing direct personal services to shareholders.

  Set forth below are the fees paid by each Fund to Merrill Lynch pursuant to its Distribution Plan for the year ended March 31, 1998.

                                                                   FEE PAID FOR
                                                                  THE YEAR ENDED
                                                                  MARCH 31, 1998
                                                                  --------------
   Arizona Fund..................................................   $  218,259
   California Fund...............................................   $2,160,142
   Connecticut Fund..............................................   $  454,599
   Massachusetts Fund............................................   $  283,055
   Michigan Fund.................................................   $  351,653
   New Jersey Fund...............................................   $  879,810
   New York Fund.................................................   $1,646,549
   North Carolina Fund...........................................   $  340,553
   Ohio Fund.....................................................   $  440,461
   Pennsylvania Fund.............................................   $  513,883

                             REDEMPTION OF SHARES

  Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price of a Fund is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value at 12 noon, New York time, on any day that the NYSE or New York banks are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day and payment will be made on such next day.

REDEMPTION OF SHARES BY CMA SUBSCRIBERS

  Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa card purchases, cash advances or checks written against the Visa Account. Each CMA account will be scanned automatically for debits each business day prior to 12 noon. After application of any free credit balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa Account. Automatic redemptions or withdrawals will be made first from the participant's Primary Money Account and then, to the extent necessary, from Money Accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account which the participant first established. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through Money Accounts, and shares of the Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

  As set forth in the current description of the CMA Program, it is expected that participants whose Securities Accounts are margin accounts with or through the Investor CreditLineSM service will be permitted to designate minimum balances to be maintained in shares of a CMA Fund or in deposits made pursuant to the Insured Savings Account (the "Minimum Money Accounts Balance"). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the Securities Account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.

  Manual Redemptions. Shareholders who are subscribers to the CMA program may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "1934 Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Shareholders desiring to effect manual redemptions should contact their Merrill Lynch financial consultants.

  All redemptions of Fund shares will be confirmed to CMA subscribers in the CMA Account Statement which is sent to all CMA participants monthly.

REDEMPTION OF SHARES BY NON-CMA SUBSCRIBERS

  Shareholders may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under "Redemption of Shares--Redemption of Shares by CMA Subscribers--Manual Redemptions."

  Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

                               ----------------

  Shares of the Funds must be held in either a CMA account or through the Transfer Agent. Shareholders who no longer maintain a CMA account will have their shares automatically redeemed unless they elect to open an account for such shares through the Transfer Agent. Such shareholders will no longer receive any of the services available to CMA program participants.

  At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Trust are:

  Arthur Zeikel*--Chairman of the Manager and its affiliate, Merrill Lynch Asset Management, L.P. ("MLAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of ML & Co.

  Ronald W. Forbes--Professor of Finance, School of Business, State University of New York at Albany.

  Cynthia A. Montgomery--Professor of Competition and Strategy, Harvard Business School.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Kevin A. Ryan--Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.
--------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Asset Management Group of ML & Co. (which includes the Manager and an affiliate of the Manager, MLAM) acts as the investment adviser for more than 100 registered investment companies and provides investment advisory services to individual and institutional accounts. As of June, 1998, MLAM and the Manager had a total of approximately $489 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Manager.

  The Management Agreement with the Manager (the "Management Agreement") provides that, subject to the supervision of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to the review of the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

  As compensation for its services under the Management Agreement, the Manager receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion and 0.375% of the average daily net assets in excess of $1 billion.

  The Management Agreement obligates each Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Funds by the Manager and each Fund reimburses the Manager for its costs in connection with such services. The Manager may waive all or a portion of its management fee and may voluntarily assume all or a portion of a Fund's expenses. The Manager may discontinue or reduce the amount of such waiver or assumption of expenses at any time without notice.

  Set forth in the chart below is certain management fee and expense information for each Fund for the year ended March 31, 1998.

                                                                             NEW        NEW       NORTH
                 ARIZONA  CALIFORNIA CONNECTICUT MASSACHUSETTS  MICHIGAN    JERSEY      YORK     CAROLINA     OHIO    PENNSYLVANIA
                   FUND      FUND       FUND         FUND         FUND       FUND       FUND       FUND       FUND        FUND
                 -------- ---------- ----------- ------------- ---------- ---------- ---------- ---------- ---------- ------------
Management Fee
 for the Year
 Ended March 31,
 1998........... $888,435 $7,429,249 $1,826,850   $1,148,245   $1,420,153 $3,390,860 $5,848,065 $1,381,698 $1,784,810  $2,072,950
Effective Fee
 Rate as of
 March 31, 1998.     .50%       .43%       .50%         .50%         .50%       .48%       .44%       .50%       .50%        .50%
Reimbursement
 for Accounting
 Services for
 the Year Ended
 March 31, 1998. $ 39,972 $  134,365 $   62,364   $   48,947   $   49,333 $   79,096 $  112,683 $   52,391 $   55,454  $   66,136
Ratio of
 Operating
 Expenses to
 Average Net
 Assets (Net of
 Reimbursement)
 for the Year
 Ended
 March 31, 1998.     .74%       .59%       .69%         .72%         .71%       .66%       .61%       .71%       .70%        .70%

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc., which is a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $10.00 per account and the Transfer Agent is entitled to reimbursement from each Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a wholly-owned subsidiary of ML & Co.

  Set forth below are the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the year ended March 31, 1998.

                                                              FOR THE YEAR ENDED
                                                                MARCH 31, 1998
                                                              ------------------
   Arizona Fund..............................................      $ 24,502
   California Fund...........................................      $216,686
   Connecticut Fund..........................................      $ 45,897
   Massachusetts Fund........................................      $ 52,669
   Michigan Fund.............................................      $ 55,103
   New Jersey Fund...........................................      $127,236
   New York Fund.............................................      $225,365
   North Carolina Fund.......................................      $ 50,229
   Ohio Fund.................................................      $ 60,851
   Pennsylvania Fund.........................................      $ 92,719

                            PORTFOLIO TRANSACTIONS

  The portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Such portfolio securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with a Fund are prohibited from dealing with such Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transaction is obtained from the Commission. The Trust has obtained exemptive relief permitting the Funds to engage in certain principal transactions with Merrill Lynch involving high quality, short-term Municipal Securities subject to certain conditions. In addition, the Trust may not purchase, or acquire pursuant to a private placement in which Merrill Lynch serves as a placement agent, State Municipal Securities for the Funds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. An affiliated person of the Trust may serve as its broker in over-the-counter transactions on behalf of a Fund conducted for the Trust on an agency basis. In allocating portfolio transactions, the Manager may take into consideration the sale of shares of such Fund.

  Set forth below are the number of transactions engaged in by each Fund with Merrill Lynch and the amount of securities involved for the year ended March 31, 1998.

                                                        NUMBER OF    AGGREGATE
                                                       TRANSACTIONS    AMOUNT
                                                       ------------ ------------
   Arizona Fund.......................................       2      $  2,199,920
   California Fund....................................      43      $614,691,167
   Connecticut Fund...................................      78      $230,316,390
   Massachusetts Fund.................................      21      $ 63,069,640
   Michigan Fund......................................      11      $ 52,517,640
   New Jersey Fund....................................      75      $258,735,910
   New York Fund......................................       6      $ 46,438,210
   North Carolina Fund................................      11      $ 41,825,550
   Ohio Fund..........................................      13      $ 76,400,000
   Pennsylvania Fund..................................       6      $ 30,400,000

                                   DIVIDENDS

  All of the net income of each Fund is declared as dividends daily. Each Fund's net income for dividend purposes is determined by the Manager at 12 noon, New York time, on each day during which the NYSE or New York banks are open for business immediately prior to the determination of each Fund's net asset value on that day (see "Determination of Net Asset Value"). Net income of each Fund (from the time of the immediately preceding determination thereof) consists of interest accrued and/or original issue discount earned, less amortization of premium and the estimated expenses of the Fund (including the fees payable to the Manager and Merrill Lynch) applicable to that dividend period. Dividends of each Fund are declared and reinvested daily in the form of additional full and fractional shares of that Fund at net asset value.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of each Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, as of 12 noon, New York time, on each business day during which the NYSE or New York banks are open for business. It is anticipated that the net asset value of each Fund will remain constant at $1.00 per share although this cannot be assured.

  Each Fund values its portfolio securities based on their amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                                     TAXES

FEDERAL

  The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Funds to distribute substantially all of such income.

  To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. The Trust will inform shareholders annually as to the portion of each Fund's distributions which constitutes exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by a Fund should consult their tax advisers before purchasing Fund shares.

  To the extent that any Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of each Fund's taxable year, the Trust will provide the shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of the Funds, to an alternative minimum tax. The Funds will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after each Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  If the value of assets held by a Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining shares in such Fund, and any shareholders disposing of shares at that time may recognize a capital loss.

  Under certain Code provisions some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

STATE

  The State Municipal Securities in which each Fund invests consist of obligations with remaining maturities of 397 days (13 months) or less which are issued by or on behalf of the designated state, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of Derivative Products, the interest from which (or in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from federal income taxation and personal income taxation in the designated state and, in certain circumstances, local personal income taxation, local personal property taxation and/or state intangible personal property taxes in the designated state.

  Exempt-interest dividends attributable to interest income from State Municipal Securities of a designated state generally will be exempt from state personal income taxation (and certain other state or local taxes, where applicable) to shareholders otherwise subject to personal income taxation or other state or local taxes by such designated state. Shareholders subject to income taxes or certain other state or local taxes, where applicable, by states other than the Fund's designated state will realize a lower after-tax rate of return than shareholders in the designated state since the dividends distributed by a Fund generally will not be exempt, to any significant degree, from income taxation or certain other state or local taxes, where applicable, by any state other than that Fund's designated state. The Trust will inform shareholders annually as to the portion of a Fund's distributions which constitutes exempt-interest dividends and the portion which is not subject to state income taxes (and, where applicable, local personal income taxes, local personal property taxes and/or state intangible personal property taxes). Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible for state income tax purposes to the extent attributable to interest income exempt from income taxation by the designated state. Further limitations on the deductibility of such interest may apply in some states.

  The tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While each Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt at the federal and state level to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products, or, in the case of property taxes the value of such fund to the extent represented by such Derivative Products, would be deemed taxable on the federal and/or state level.

  The foregoing description relates generally to state personal income tax issues; investors should consult with their tax advisers with respect to such taxes, other state or local taxes that may apply and the availability of any exemptions from other state or local taxes. Additional considerations relating to taxation in the various states is set forth under "Taxes" in the Statement of Additional Information.

                           ORGANIZATION OF THE TRUST

  The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. It is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering a separate class of shares to selected groups of purchasers. Each of the Series is to be managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from federal, state and (in certain instances) local income taxes as is consistent with prudent investment management. At the date of this Prospectus, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only Series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of a single class. Shareholder approval is not required for the authorization of additional Series of the Trust.

  Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. The Declaration of Trust does not require that the Trust hold annual meetings of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

  Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in the net assets of such Series on liquidation or dissolution remaining after satisfaction of outstanding liabilities. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust.

  The Declaration of Trust establishing the Trust refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her other duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" (as defined in the Declaration of Trust) only shall be liable. A copy of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Commonwealth of Massachusetts.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Trust could be adversely affected if the computer systems used by the Manager or other Trust service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Trust at current levels. In addition, the Manager has sought assurances from the Trust's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Trust's other service providers have anticipated every step necessary to avoid any adverse effect on the Trust attributable to the Year 2000 Problem.

                       SHAREHOLDER REPORTS AND INQUIRIES

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                P.O. Box 45290
                          Jacksonville, FL 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

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




                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                    Manager
                          Fund Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  Distributor
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             World Financial Center
                                  North Tower
                                250 Vesey Street
                            New York, New York 10281

                                   Custodian
                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 Transfer Agent
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              Independent Auditors

                           Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    Counsel

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

                         Principal Office of the Trust
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Yield Information..........................................................   8
Investment Objectives and Policies.........................................   9
Purchase of Shares.........................................................  18
Redemption of Shares.......................................................  23
Management of the Trust....................................................  25
Portfolio Transactions.....................................................  27
Dividends..................................................................  28
Determination of Net Asset Value...........................................  28
Taxes......................................................................  29
Organization of the Trust..................................................  31
Shareholder Reports and Inquiries..........................................  33


No person has been authorized to
give any information or to make any
representations, other than those
contained in this Prospectus, in
connection with the offers
contained therein, and, if given or
made, such other information or
representations must not be relied
upon as having been authorized by
the Fund, the Manager or Merrill
Lynch, Pierce, Fenner & Smith
Incorporated. This Prospectus does
not constitute an offering in any
state in which such offering may
not lawfully be made.

                                                           Code #16817-0798
CMA MULTI-STATE MUNICIPAL SERIES TRUST

 . ARIZONA

 . CALIFORNIA

 . CONNECTICUT

 . MASSACHUSETTS

 . MICHIGAN

 . NEW JERSEY

 . NEW YORK

 . NORTH CAROLINA

 . OHIO

 . PENNSYLVANIA

Prospectus

The enclosed prospectus describes ten fully managed municipal money market funds. Shares of the Funds are offered to participants in the Cash Management Account(R) ("CMA(R) Account") program of Merrill Lynch, Pierce, Fenner & Smith Incorporated and to other individual investors who maintain accounts directly with the Transfer Agent.

Investors should be aware that the Cash Management Account service is not a bank account and that a shareholder's investment in a Fund is not insured by any governmental agency. As with any investment in securities, the value of a shareholder's investment in a Fund may fluctuate.
--------------------------------------------------------------------------------
PRINCIPAL OFFICE OF THE TRUST:
800 SCUDDERS MILL ROAD
PLAINSBORO, NEW JERSEY 08536

JULY 28, 1998

LOGO MERRILL LYNCH

STATEMENT OF ADDITIONAL INFORMATION

                    CMA MULTI-STATE MUNICIPAL SERIES TRUST

   CMA Arizona Municipal Money Fund      CMA New Jersey Municipal Money Fund
  CMA California Municipal Money Fund     CMA New York Municipal Money Fund
 CMA Connecticut Municipal Money Fund    CMA North Carolina Municipal Money
                                                        Fund
CMA Massachusetts Municipal Money Fund      CMA Ohio Municipal Money Fund
   CMA Michigan Municipal Money Fund    CMA Pennsylvania Municipal Money Fund

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Multi-State Municipal Series Trust (the "Trust") consists of CMA Arizona Municipal Money Fund (the "Arizona Fund"), CMA California Municipal Money Fund (the "California Fund"), CMA Connecticut Municipal Money Fund (the "Connecticut Fund"), CMA Massachusetts Municipal Money Fund (the "Massachusetts Fund"), CMA Michigan Municipal Money Fund (the "Michigan Fund"), CMA New Jersey Municipal Money Fund (the "New Jersey Fund"), CMA New York Municipal Money Fund (the "New York Fund"), CMA North Carolina Municipal Money Fund (the "North Carolina Fund"), CMA Ohio Municipal Money Fund (the "Ohio Fund") and CMA Pennsylvania Municipal Money Fund (the "Pennsylvania Fund") (together, the "Funds"). Each Fund is a non-diversified, no-load money market mutual fund seeking current income (or value, in the case of property taxes) exempt from federal income taxes, the designated state's personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality obligations, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to an alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. The Funds' shares are offered to participants in the Cash Management Account(R) ("CMA" or "CMA account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account ("Securities Account") which is linked to the Funds and certain other mutual funds (collectively, the "CMA Funds"), money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa Account"). Merrill Lynch markets its margin account under the name Investor CreditLine SM service.

  A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Subject to the conditions described in the prospectus referred to below, free credit balances in the Securities Account of CMA participants may be invested periodically in shares of one of the CMA Funds or deposited with a depository institution through the Insured
Savings SM Account (the "Insured Savings Account"). This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization of the Visa Account. The shares of the Funds also may be purchased by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more.

  Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time.

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Funds dated July 28, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge by calling or writing to the Funds at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

  THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JULY 28, 1998.

                      INVESTMENT OBJECTIVES AND POLICIES

  Each Fund is a non-diversified, no-load money market mutual fund investing primarily in short-term, high quality obligations the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from federal and the designated state's personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Funds for a discussion of the investment objectives and policies of each Fund.

  Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes."

  As discussed in the Prospectus, the Funds may invest in variable rate demand obligations ("VRDOs"). VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest on a VRDO is adjustable at periodic intervals to a rate calculated to maintain the market value of the VRDO at approximately the par value of the VRDO on adjustment date. The adjustment may be based on an interest rate adjustment index.

  The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions, typically commercial banks ("institutions"). Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institution on a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. A Fund that invests in a VRDO has an undivided interest in an underlying obligation and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

  Each Fund has been advised by counsel to the Trust that the interest received on Participating VRDOs will be treated as interest from tax-exempt obligations as long as such Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs.

  The Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the Funds will invest, as described in the Prospectus (hereinafter referred to as "State Municipal Securities" or "Municipal Securities"), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the Funds invest solely in short-term securities, however, the market value of each Fund's portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates. Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund's yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund's yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

  The Funds' portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Funds' investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch IBCA, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's"). Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions and, in such instances, the Board of Trustees and Fund Asset Management, L.P. (the "Manager") will take into account the obligation of the financial institution in assessing the quality of such instrument. The Funds may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K-- "Information Concerning Municipal Securities".

PURCHASE OF MUNICIPAL SECURITIES ON A DELAYED DELIVERY OR WHEN-ISSUED BASIS

  Municipal Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of a Fund's net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Funds will maintain separate accounts at the Trust's custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

TAXABLE MONEY MARKET SECURITIES

  The Funds may invest in taxable money market securities subject to the limitations set forth under "Investment Objectives and Policies" in the Prospectus ("Taxable Securities"). The Taxable Securities in which the Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

  The standards applicable to Taxable Securities in which the Funds invest are essentially the same as those described above with respect to Municipal Securities. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

  The Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, such Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

  From time to time, the Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

INVESTMENT RESTRICTIONS

  The Trust has adopted a number of restrictions and policies relating to the investment of each Fund's assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund's outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No Fund may: (1) purchase any securities other than securities referred to under "Investment Objectives and Policies" in the Prospectus and herein; (2) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation; (3) make investments for the purpose of exercising control or management; (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under "Investment Objectives and Policies" and Appendix K--"Information Concerning Municipal Securities"; (8) make loans to other persons, provided that each Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act); (9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.); (10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value; (11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;
(12) act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities; and (13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. In addition to the foregoing, the Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.

  In addition, to comply with tax requirements for qualification as a RIC, each Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the federal tax requirements.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (66)--President and Trustee(1)(2)--Chairman of the Manager and its affiliate Merrill Lynch Asset Management, L.P. ("MLAM")(which terms, as used herein, include their corporate predecessors) since 1997; President of the Manager and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Ronald W. Forbes (57)--Trustee(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.

  Cynthia A. Montgomery (45)--Trustee(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (66)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

  Kevin A. Ryan (65)--Trustee(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (60)--Trustee(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; President of Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MLFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (53)--Senior Vice President and Portfolio
Manager(1)(2)--Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Edward J. Andrews (38)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.

  Donald C. Burke (38)--First Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; and Director of Taxation of MLAM since 1990.

  Peter J. Hayes (39)--First Vice President and Portfolio Manager(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1988 to 1997.

  Kenneth A. Jacob (47)--First Vice President and Portfolio Manager(1)(2)-- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

  Kevin A. Schiatta (43)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1985.

  Helen Marie Sheehan (38)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1991; Assistant Vice President of MLAM from 1989 to 1991; employee of MLAM since 1985.

  Steven Lewis (35)--Vice President and Portfolio Manager(1)(2)--Assistant Vice President of MLAM since 1995.

  Darrin Sanfillippo (33)--Vice President and Portfolio Manager(1)(2)-- Assistant Vice President of MLAM since 1994.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981; Treasurer since 1984.

  Robert Harris (46)--Secretary(1)(2)--Vice President of MLAM since 1984 and attorney associated with MLAM since 1980; Secretary of MLFD since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser.

  At June 30, 1998, the Trustees and officers of the Trust as a group (18 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of each Fund. At such date, Mr. Zeikel, an officer and Trustee of the Trust, and the other officers of the Trust, owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its management agreement with the Trust (the "Management Agreement"), the Manager pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each Trustee who is not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $5,000 per year plus a fee of $500 per meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays an annual fee of $2,000 to members of its Audit and Nominating Committee, which consists of all of the non-affiliated Trustees, and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year.

  Set forth below is each Fund's share of the allocated fees and expenses paid to the non-affiliated Trustees for the year ended March 31, 1998.

ARIZONA  CALIFORNIA CONNECTICUT MASSACHUSETTS MICHIGAN NEW JERSEY NEW YORK NORTH CAROLINA  OHIO  PENNSYLVANIA
 FUND       FUND       FUND         FUND        FUND      FUND      FUND        FUND       FUND      FUND
-------  ---------- ----------- ------------- -------- ---------- -------- -------------- ------ ------------
$1,289    $12,389     $2,643       $1,585      $2,083    $5,383    $9,756      $2,114     $2,634    $3,216

  The following table sets forth for the fiscal year ended March 31, 1998 compensation paid by the Funds to the non-affiliated Trustees and for the calendar year ended December 31, 1997 the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees.

                                                                  AGGREGATE
                                                                 COMPENSATION
                                                                FROM FUND AND
                                       PENSION OR RETIREMENT   MLAM/FAM ADVISED
                         COMPENSATION BENEFITS ACCRUED AS PART  FUNDS PAID TO
 NAME OF TRUSTEE          FROM FUND       OF FUND EXPENSE       TRUSTEES(/1/)
 ---------------         ------------ ------------------------ ----------------
Arizona Fund
------------
 Ronald W. Forbes(/1/)..  $  238.98             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  238.98             None               $153,500
 Charles C. Reilly(/1/).  $  266.98             None               $313,000
 Kevin A. Ryan(/1/).....  $  238.98             None               $153,500
 Richard R. West(/1/)...  $  238.98             None               $299,000
California Fund
---------------
 Ronald W. Forbes(/1/)..  $2,408.86             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $2,408.86             None               $153,500
 Charles C. Reilly(/1/).  $2,697.39             None               $313,000
 Kevin A. Ryan(/1/).....  $2,408.86             None               $153,500
 Richard R. West(/1/)...  $2,408.86             None               $299,000
Connecticut Fund
----------------
 Ronald W. Forbes(/1/)..  $  503.36             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  503.36             None               $153,500
 Charles C. Reilly(/1/).  $  564.00             None               $313,000
 Kevin A. Ryan(/1/).....  $  503.36             None               $153,500
 Richard R. West(/1/)...  $  503.36             None               $299,000
Massachusetts Fund
------------------
 Ronald W. Forbes(/1/)..  $  301.25             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  301.25             None               $153,500
 Charles C. Reilly(/1/).  $  336.43             None               $313,000
 Kevin A. Ryan(/1/).....  $  301.25             None               $153,500
 Richard R. West(/1/)...  $  301.25             None               $299,000

                                                                  AGGREGATE
                                                                 COMPENSATION
                                                                FROM FUND AND
                                       PENSION OR RETIREMENT   MLAM/FAM ADVISED
                         COMPENSATION BENEFITS ACCRUED AS PART  FUNDS PAID TO
 NAME OF TRUSTEE          FROM FUND       OF FUND EXPENSE        TRUSTEES(1)
 ---------------         ------------ ------------------------ ----------------
Michigan Fund
-------------
 Ronald W. Forbes(/1/)..  $  393.93             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  393.93             None               $153,500
 Charles C. Reilly(/1/).  $  441.09             None               $313,000
 Kevin A. Ryan(/1/).....  $  393.93             None               $153,500
 Richard R. West(/1/)...  $  393.93             None               $299,000
New Jersey Fund
---------------
 Ronald W. Forbes(/1/)..  $1,040.59             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $1,040.59             None               $153,500
 Charles C. Reilly(/1/).  $1,167.25             None               $313,000
 Kevin A. Ryan(/1/).....  $1,040.59             None               $153,500
 Richard R. West(/1/)...  $1,040.59             None               $299,000
New York Fund
-------------
 Ronald W. Forbes(/1/)..  $1,892.22             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $1,892.22             None               $153,500
 Charles C. Reilly(/1/).  $2,121.62             None               $313,000
 Kevin A. Ryan(/1/).....  $1,892.22             None               $153,500
 Richard R. West(/1/)...  $1,892.22             None               $299,000
North Carolina Fund
-------------------
 Ronald W. Forbes(/1/)..  $  404.02             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  404.02             None               $153,500
 Charles C. Reilly(/1/).  $  452.94             None               $313,000
 Kevin A. Ryan(/1/).....  $  404.02             None               $153,500
 Richard R. West(/1/)...  $  404.02             None               $299,000
Ohio Fund
---------
 Ronald W. Forbes(/1/)..  $  501.62             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  501.62             None               $153,500
 Charles C. Reilly(/1/).  $  562.08             None               $313,000
 Kevin A. Ryan(/1/).....  $  501.62             None               $153,500
 Richard R. West(/1/)...  $  501.62             None               $299,000
Pennsylvania Fund
-----------------
 Ronald W. Forbes(/1/)..  $  615.17             None               $153,500
 Cynthia A.
  Montgomery(/1/).......  $  615.17             None               $153,500
 Charles C. Reilly(/1/).  $  690.22             None               $313,000
 Kevin A. Ryan(/1/).....  $  615.17             None               $153,500
 Richard R. West(/1/)...  $  615.17             None               $299,000

--------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (32 registered investment companies consisting of 45 portfolios); Ms. Montgomery (32 registered investment companies consisting of 45 portfolios); Mr. Reilly (50 registered investment companies consisting of 63 portfolios); Mr. Ryan (32 registered investment companies consisting of 45 portfolios); and Mr. West (51 registered investment companies consisting of 73 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus of the Funds for certain information concerning the management and advisory arrangements of the Funds.

  Subject to the supervision of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to the review of the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

  Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or MLAM acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Manager or MLAM. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Manager presently receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion and 0.375% of the average daily net assets in excess of $1 billion.

  In the interest of minimizing expenses of the Funds, the Manager may agree voluntarily to assume a portion of the expenses of a Fund. The Manager may discontinue or reduce such assumption of expenses at any time without notice.

  Set forth below are the total management fees paid by each Fund to the Manager and total management fees waived by the Manager for the years ended March 31, 1998, 1997 and 1996:

                                                       FOR THE YEAR ENDED MARCH 31,
                         ----------------------------------------------------------------------------------------
                                    1998                       1997                       1996
                         -------------------------- -------------------------- --------------------------
                           TOTAL    FEE VOLUNTARILY   TOTAL    FEE VOLUNTARILY   TOTAL    FEE VOLUNTARILY
                         MANAGEMENT    WAIVED BY    MANAGEMENT    WAIVED BY    MANAGEMENT    WAIVED BY
                            FEE         MANAGER        FEE         MANAGER        FEE         MANAGER
                         ---------- --------------- ---------- --------------- ---------- ---------------
Arizona Fund............ $  888,435       $--       $  752,072       $--       $  613,484    $ 229,188
California Fund......... $7,429,249       $--       $6,413,612       $--       $5,570,525    $      --
Connecticut Fund........ $1,826,850       $--       $1,550,354       $--       $1,393,151    $      --
Massachusetts Fund...... $1,148,245       $--       $  938,904       $--       $  864,244    $      --
Michigan Fund........... $1,420,153       $--       $1,255,849       $--       $1,202,870    $      --
New Jersey Fund......... $3,390,860       $--       $2,990,679       $--       $2,760,878    $      --
New York Fund........... $5,848,065       $--       $5,150,683       $--       $4,591,599    $      --
North Carolina Fund..... $1,381,698       $--       $1,331,895       $--       $1,326,840    $ 137,989
Ohio Fund............... $1,784,810       $--       $1,508,892       $--       $1,290,786    $      --
Pennsylvania Fund....... $2,072,950       $--       $2,013,273       $--       $1,939,951    $      --

  The Management Agreement obligates the Manager to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of the Trust and each Fund and to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see "Purchase and Redemption of Shares"), each Fund pays all other expenses incurred in its operations and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective Fund. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid for by Merrill Lynch), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Funds include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust and have been allocated among the Funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Funds. The Trustees have determined that this is an appropriate method of allocation of expenses.

  For information as to the distribution fee paid by the Funds to Merrill Lynch pursuant to the Distribution Agreement, see "Purchase and Redemption of Shares."

  Duration and Termination. Unless earlier terminated as described below, each Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding voting shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the respective Fund.

                       PURCHASE AND REDEMPTION OF SHARES

  Reference is made to "Purchase of Shares" and to "Redemption of Shares" in the Prospectus of the Funds for certain information as to the purchase and redemption of Fund shares.

  The Trust has entered into separate distribution agreements on behalf of each Fund with Merrill Lynch as distributor (each, a "Distribution Agreement"). Each Distribution Agreement obligates Merrill Lynch to pay certain expenses in connection with the offering of the shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch also will pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

  Each Fund has adopted a separate distribution and shareholder servicing plan (each, a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to each Distribution Plan, Merrill Lynch receives a monthly distribution fee from each Fund at the annual rate of 0.125% of average daily net assets of each Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts with Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fees are paid. The distribution fees principally compensate Merrill Lynch financial consultants and other Merrill Lynch personnel for selling shares of the Funds and for providing direct and personal services to shareholders. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch which are covered by the Management Agreements (see "Management of the Trust-- Management and Advisory Arrangements") between the Trust on behalf of each Fund and the Manager. The Trustees believe that the Funds' expenditures under the Distribution Plans benefit the Funds and their shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

  Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the years ended March 31, 1998, 1997 and 1996. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

                                                FOR THE YEAR ENDED MARCH 31,
                                            ------------------------------------
                                               1998       1997       1996
                                            ---------- ---------- ----------
Arizona Fund............................... $  218,259 $  185,231 $  152,808
California Fund............................ $2,160,142 $1,819,326 $1,565,337
Connecticut Fund........................... $  454,599 $  383,286 $  347,816
Massachusetts Fund......................... $  283,055 $  228,987 $  215,451
Michigan Fund.............................. $  351,653 $  308,843 $  299,263
New Jersey Fund............................ $  879,810 $  759,664 $  701,300
New York Fund.............................. $1,646,549 $1,405,157 $1,244,612
North Carolina Fund........................ $  340,553 $  326,935 $  330,722
Ohio Fund.................................. $  440,461 $  372,783 $  322,038
Pennsylvania Fund.......................... $  513,883 $  496,888 $  483,744

  Among other things, the Distribution Plans provide that Merrill Lynch shall provide and the Trustees of the Trust shall review quarterly reports of the distribution expenses made by Merrill Lynch. The Distribution Plans further provide that, so long as the Distribution Plans remain in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act ("Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. A Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, a Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

  The right to receive payment with respect to any redemption of Fund shares may be suspended by a Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by such Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of such Fund. The Commission may determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  Merrill Lynch has offered the CMA program since September 1977. While no significant problems have occurred to date, no predictions can be made as to the rate of purchases and redemptions of shares which will result from the automatic features of the CMA program. The portfolio securities of the Funds are highly liquid and each Fund has the right to borrow up to 20% of its total assets on a temporary basis to meet unexpected redemptions. Nevertheless, an erratic redemption pattern could force the Manager to invest in securities or maintain an average portfolio maturity which might lessen the yield that would otherwise be available to the Funds.

                            PORTFOLIO TRANSACTIONS

  The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees and officers of the Trust, the Manager is primarily responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best net results taking into account such factors as the price of the securities and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover.

  The securities in which the Funds invest are traded in the over-the-counter ("OTC") market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The Municipal Securities in which the Funds invest generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust or any Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions, except pursuant to the exemptive order described below. Without the relief provided by the exemptive order described below, the Funds could purchase municipal securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act. In 1987, the Commission issued an exemptive order to one of the CMA Funds which permits the Funds to engage in certain principal transactions with Merrill Lynch in tax-exempt securities subject to certain conditions. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis.

  Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the years ended March 31, 1998, 1997 and 1996.

                                                 FOR THE YEAR ENDED MARCH 31,
                         ----------------------------------------------------------------------------
                                  1998                   1997                   1996
                         ---------------------- ---------------------- ----------------------
                          NUMBER OF   AGGREGATE  NUMBER OF   AGGREGATE  NUMBER OF   AGGREGATE
                         TRANSACTIONS  AMOUNT*  TRANSACTIONS  AMOUNT*  TRANSACTIONS  AMOUNT*
                         ------------ --------- ------------ --------- ------------ ---------
Arizona Fund............       2       $  2.2         5       $   5.8        3       $  10.0
California Fund.........      43       $614.7        29       $ 364.4       27       $ 137.9
Connecticut Fund........      78       $230.3        42       $  99.3       16       $  46.8
Massachusetts Fund......      21       $ 63.1        39       $  75.1       12       $  27.4
Michigan Fund...........      11       $ 52.5         7       $  20.0        7       $  52.0
New Jersey Fund.........      75       $258.7        31       $  88.4       10       $  39.1
New York Fund...........       6       $ 46.4         7       $  71.4        2       $  12.2
North Carolina Fund.....      11       $ 41.8       --        $   --         6       $  13.6
Ohio Fund...............      13       $ 76.4        17       $  52.1        1       $   2.2
Pennsylvania Fund.......       6       $ 30.4         3       $  17.3        4       $  17.7

--------
* in millions

  The Trustees of the Trust have considered the possibility of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealers' spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Trust's custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

  The Funds do not expect to use one particular dealer, but, subject to obtaining the best execution, dealers who provide supplemental investment research to the Manager may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of each Fund for the purpose of pricing orders for the purchase and redemption of shares is determined by the Manager at 12 noon, New York time, on each business day during which the NYSE or New York banks are open for business, immediately after the daily declaration of dividends. As a result of this procedure, net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a Fund is determined by adding the value of all securities and other assets in the portfolio, deducting its liabilities and dividing by the number of shares outstanding. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00 per share, but no assurance can be offered in this regard.

  Each Fund values its portfolio securities based on their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

  In accordance with the Commission regulations applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (13 months) or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees will review periodically each Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the Trustees determine that a deviation exists with respect to any Fund that may result in material dilution or other unfair results to investors or existing shareholders, such Fund will take such corrective action which it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to such Fund's capital. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Fund.

  Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of such Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of such Fund in the account, and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes" below.

                               YIELD INFORMATION

  Each Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yields on Fund shares reflect realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, each Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365, dividing by seven and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

  The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on short-term Municipal Securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

                                     TAXES

FEDERAL

  The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Funds to distribute substantially all of such income.

  As discussed in the Prospectus for the Funds, the Trust has a number of Series, each referred to herein as a "Fund". Each Fund is treated as a separate corporation for federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

  The Trust intends to qualify each Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund's shareholders within 60 days after the close of the Fund's taxable year. To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by a Fund.

  To the extent that any Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time a shareholder has owned a Fund's shares. Recent legislation creates additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of each Fund's taxable year, the Trust will provide the shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of a Fund, to an alternative minimum tax. The Funds will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after each Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to federal or foreign taxes.

STATE

  Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

  California. Exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

  Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law ("Connecticut Obligations") or obligations the interest on which states are prohibited from taxing by federal law. Other Connecticut Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that distributions qualifying as capital gain dividends for federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends and distributions paid by the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer's federal adjusted gross income.

  Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

  No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

  Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, and that is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, "Massachusetts-exempt dividends").

  Any capital gains distributed by the Massachusetts Fund (except for capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), or gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, which relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

  In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation's Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

  Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long-term or short-term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

  The intangibles tax was totally repealed effective January 1, 1998.

  New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund's investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through tax-exempt interest. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund will be taxable to shareholders for New Jersey personal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends. Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax.

  Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

  On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

  New York. The portion of exempt-interest dividends equal to the proportion which the New York Fund's interest on New York State Municipal Securities bears to all of the New York Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund's tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates. Distributions paid to a corporate shareholder from investment income and capital gains of the New York Fund, including exempt-interest dividends, will be subject to New York State corporate franchise and New York City corporation income tax.

  North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

  An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

  Ohio. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund's distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

  Distributions treated as investment income or as capital gains for federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

  Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

  Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund's portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

  Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

  As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

  Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the United States Securities & Exchange Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

                               ----------------

  The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

  The Declaration of Trust provides that the Trust shall comprise separate Series each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only Series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series of the Trust. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on the matters concerning only that Series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

  The Manager provided the initial capital for each Fund by purchasing 100,000 shares of each Fund. Such shares were acquired for investment and can only be disposed of by redemption. Excepting the Arizona Fund, the organizational expenses of each Fund were paid by the respective Fund and were amortized over a period not exceeding five years from such Fund's commencement of operations. The organizational expenses of the Arizona Fund ($35,700) were paid by the Arizona Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"), acts as custodian of the Funds' assets. The Custodian is responsible for safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on each Fund's investments.

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., P.O. Box 45290, Jacksonville, Florida 32232-5290, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Funds.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of each Fund ends on March 31 of each year. The Trust sends to each Fund's shareholders at least semi-annually reports showing the respective Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal and the designated state's (and, if applicable, city's) income tax information regarding ordinary income dividends and capital gain dividends.

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

     Merrill Lynch Financial Data Services, Inc.
     P.O. Box 45290
     Jacksonville, FL 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

  The Declaration of Trust establishing the Trust refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her other duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" (as defined in the Declaration of Trust) only shall be liable. A copy of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Commonwealth of Massachusetts.

  To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund's shares on June 30, 1998.

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

                                  APPENDIX A

                 ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF ARIZONA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON STATISTICS PROVIDED BY STATE AGENCIES AND OTHER INDEPENDENT SOURCES, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  Over the past several decades, the State of Arizona's (sometimes referred to herein as the "State") economy has grown faster than most other regions of the country, as measured by nearly every major indicator of economic growth, including population, employment, and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, the State's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth in more recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State's economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State's growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980s and early 1990s, and, like the rest of the State, are experiencing positive growth.

  Arizona's strong economy, warm climate, and reasonable cost of living have encouraged many people to move to the State in recent years. Between 1990 and 1995, the State ranked second in the country in population growth, and Maricopa County, the State's most populous county, had the single largest population inflow (in absolute terms) of any county in the country during that period. Since 1991, as a result of both the State's relatively good economy and the troubles experienced in surrounding areas, like California, the State's population has experienced consistent growth, including an increase of 126,000, or 2.9%, in 1996 alone and a substantially similar percentage increase in 1997. Population growth is expected to continue at approximately the 1996 level for the foreseeable future.

  Part of the State's popularity in recent years can be attributed to the favorable job climate. Following 1994's near record 6.7% employment rate increase, the State achieved employment rate increases of 6.1% in 1995, 5.6% in 1996 and 4.4% in 1997. The service sector of the economy, which now represents approximately 29% of all jobs in the State, continues to show significant growth. For 1997, Arizona ranked second in the country for job growth, and the Phoenix-Mesa metropolitan area ranked first among all United States metropolitan areas for job growth. Notwithstanding recent lay offs by Motorola and Intel, two large Phoenix area employers, a relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), and continued growth in retail trade, manufacturing and services should enable the State to realize positive, albeit more modest, job growth in 1997. The 1996 unemployment rate was 5.5%, and the 1997 unemployment rate was 4.7%.

  The State's economic growth in recent years has enabled Arizonans to realize substantial gains in personal income. While the State's per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State's Indian reservations, the State's relatively high numbers of retirees and children, and the State's below-average wage scale, the State's aggregate personal income grew nearly 5.3% during 1996 to approximately $84.5 billion and is estimated to have reached $100.8 billion in 1997.

  The gains in per capita personal income during this period led to continued strong growth in retail sales. While the retail sales growth rates of 8.8% in 1995, 5.9% in 1996, and an estimated 5.1% in 1997, were lower than the 12.0% growth rate in 1994, the State's strong employment and personal income figures should provide for continued growth in future years.

  The State government's fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year since 1993, including a $593.3 million surplus for the fiscal year ended June 30, 1997. On May 8, 1998, the Arizona State Senate gave final approval to a $5.9 billion state budget that reduces taxes by more than $120 million. The budget includes a 16% reduction in the vehicle license tax, a $30 million or 2.5% cut in individual income taxes, and $10 million in corporate income taxes that reduces the corporate rate from 9 percent to 8 percent. Although an amendment to the State's Constitution requiring a 2/3 majority vote in both houses of the Legislature to enact any tax or fee increase limits the State's ability to raise additional revenue when needed, the State has placed in excess of $375 million of its surplus revenues in a rainy-day fund to mitigate this risk.

  In July 1994, a sharply divided Arizona Supreme Court ruled that the State's system for financing public education itself created substantial disparities in facilities among school districts and therefore violated the provisions of
Article XI, (S) 1 of the Arizona Constitution, which require the Legislature to establish and maintain "a general and uniform public school system." The Court remanded the case to the Superior Court "to determine whether, within a reasonable time, legislative action has been taken [to correct this situation]." In response to a subsequent motion for clarification, the Supreme Court ordered that, pending such legislative action or further order of the Supreme Court, "which would have prospective application only," the public school system "continue under existing statutes, and the validity and enforceability of past and future acts, bonded indebtedness and obligations incurred under applicable statutes, as long as they are in force and effect, are assured."

  The Arizona Legislature, in 1996 and 1997, appropriated $30 and $100 million, respectively to address the capital needs of less affluent or faster growing districts. In the interim, a Superior Court judge ordered that State funding of public schools be terminated as of June 30, 1998 if the financing system is not satisfactorily revamped by that time. In July, 1997, the same judge ruled that the 1996 and 1997 appropriations for capital improvements do not constitute a satisfactory revision of the system. This decision was upheld by the Arizona Supreme Court in October 1997. The third special session of the Legislature recently adopted House Bill 2003, titled "Students FIRST." It has been amended by Senate Bills 1120 and 1114 of the second regular session. The effect of the bill would be to replace general obligation bonding as a method of funding school capital needs with a centralized state funded system. Districts would have the ability to exercise the local option to not participate in the school capital funding system. Additionally, it establishes school building adequacy requirements, a school building renewal formula, a mechanism for curing existing deficiencies in school buildings and replaces the capital levy revenue limit with a weighted per pupil soft capital allocation. The total appropriation for the fiscal year 1998-1999 is $357.2 million. Oral arguments were presented to the Arizona Supreme Court in early June, 1998, for a determination of the bill's constitutionality. On June 16, 1998, the Supreme Court of Arizona struck down Students FIRST as unconstitutional and gave the legislature until August 15, 1998 (60 days) to remedy the problem. It is unclear what the eventual outcome will be. However, since debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts, any termination of State funding of public schools would not directly affect the payment of debt service on any school district's bonds but would have a significant, albeit unquantifiable, effect on its operations and maintenance budget and, ultimately, its operational viability and continued existence.

  Maricopa County is the State's most populous and prosperous county, accounting for nearly 60% of the State's population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State's largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved overall employment growth rates of 6.3% in 1995, 4.6% in 1996, and 4.5% in 1997. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. Metropolitan Phoenix ranked first nationally among 39 major job markets (of 750,000 or more) in job growth for 1994, 1995, 1996 and 1997. Already home to a variety of professional sports teams, including the Phoenix Suns (basketball), the Arizona Cardinals (football) and the Phoenix Coyotes (hockey), the County was awarded one of two new major league baseball franchises; the Arizona Diamondbacks began play in 1998. A state of the art domed stadium was constructed in downtown Phoenix as a venue for the new baseball franchise.

  Pima County is the State's second most populous county, and includes the City of Tucson. Traditionally, Pima County's economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Missile Systems division of Hughes Aircraft and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. Pima County has experienced a significant drop in the rate of job growth from 7.0% in 1994 to 2.3% in 1995, 1.8% in 1996, and 2.5% in 1997; however, positive job growth is projected to continue at approximately the 1996-97 rates.

  In 1994, two special purpose irrigation districts, formed for the purpose of issuing bonds to finance the purchase of Colorado River water from the Central Arizona Project ("CAP"), filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code due to the districts' inability to collect tax revenues in amounts and at times sufficient to service their bonded indebtedness. The financial problems that led to the districts' default arose from a combination of the unexpectedly high cost of constructing the CAP and delivering the water to the districts, plummeting land values in the late 1980s and early 1990s, resulting in a need to increase property taxes in order to pay the districts' bonds, and the refusal by many landowners in the districts to accept the increased tax burden. In June 1995, a bankruptcy plan was confirmed for one district which paid bondholders 57% of their claims and placed an additional 42% in new 8% bonds maturing in seven years. Proceedings with respect to the second district ultimately resulted in confirmation of a plan of reorganization but the plan is currently on appeal and certain elements of the plan are subject to continuing litigation, the outcome of which may or may not affect the viability of the confirmed plan. A third district encountered similar difficulties but was able to restructure its bonded indebtedness outside the bankruptcy court on terms substantially similar to the plan confirmed in the second district.

                                  APPENDIX B

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF CALIFORNIA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF CALIFORNIA ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

GENERAL ECONOMIC CONDITIONS

  The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services.

  California's July 1, 1997 population of over 32.9 million represented over 12% of the total United States population. As of July 1, 1990, the population of 29,944,000 represented an increase of over 6 million persons, or 26%, during the decade of the 1980's.

  California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the 5-county Los Angeles area accounted for 49%, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.9 million.

  From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and by a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994. The current economic expansion is marked by strong growth in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production; growth is also strong in other business services, both nonresidential and residential construction and local education. The Asian economic crisis is expected to have dampening effects on the State's economy, as exports to the region will be reduced further (declines had appeared already in 1997) and the trade deficit will increase. However, some impacts of the Asian situation could benefit California, as services will be needed to handle imports, and lower interest rates should help the construction industry. Furthermore, exports to other regions, such as Mexico and elsewhere in Latin America, have grown rapidly, taking up some of the slack from Asia.

THE STATE

  Fiscal Years Prior to 1995-1996. The State's budget problems in recent years were caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and state welfare reform initiatives.

  As a result of these factors and others, and especially because a severe recession between 1990-1994 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

  1. significant cuts in health and welfare program expenditures;

  2. transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

  3. transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

  4. reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

  5. maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

  6. revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  7. increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

  8.  various one-time adjustments and accounting changes.

  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "'borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court order. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

  For several years during the recession, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

  1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4% increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

  The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.

  1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing (cash) resources would be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  Revenues. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting in January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

  Expenditures. The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

  The following are principal features of the 1996-97 Budget Act:

    1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called "per ADA" or "Average Daily Attendance"), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

    Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the

  1995-96 Fiscal Year Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 Fiscal Year and the 1994-95 Fiscal Year Proposition 98 guarantees, most of which was allocated to each school site.

    2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

    3. The Budget Act includes a 4.9% increase in funding for the University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

    4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 Fiscal Year.)

    5. General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

    6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

  1997-98 Fiscal Year. Once the pension payment eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached, however, on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

  On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on the education testing program.

  The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. As of January 9, 1998, the State Director of Finance estimated a reserve of $329 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State has implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

  The following are major features of the 1997-98 Budget Act:

    1. For the second year in a row, the Budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years. Funds are provided to fully pay for the cost-of-living increase component of Proposition 98, and to extend class size reduction and reading initiatives.

    2. The Budget Act reflects the $1.235 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There is no provision for any additional payments relating to this court case.

    3. Continuing the third year of a four-year "compact" which the Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

    4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

    5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

    6. Unlike prior years, this Budget Act does not depend on federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal aliens.

    7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

  Federal Welfare Reform. Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

  As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

  Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

  Subsequent Events. The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

  Proposed 1998-99 Fiscal Year Budget. In January 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year which was revised in May 1998 (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers of $57.8 billion, a $3.2 billion increase (5.9%) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

  Total General Fund expenditures for 1998-99 are recommended at $58.2 billion, an increase of $5.2 billion (9.8%) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson described below. The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that budget reserve will be $1.6 billion at June 30, 1999, slightly lower than the projected level at June 30, 1998.

  The Governor's Budget projects Special Fund revenues of $14.7 billion and Special Fund expenditures of $15.2 billion in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

  Pursuant to Article IV, Section 13(c) of the Constitution of the State of California, the State Legislature is required to adopt its budget for the upcoming fiscal year (July 1-June 30) by midnight of June 15th, and in the absence of which, the Legislature may not send to the Governor for consideration any bill appropriating funds for expenditure during the fiscal year for which the budget bill is to be enacted, except emergency bills or appropriations for the salaries and expenses of the Legislature.

  For the current fiscal year, as has been true since the late 1980's, the State Legislature has not adhered to this deadline and to date, has not adopted the State budget. Due to the Legislature's failure to comply with this constitutional requirement, the Howard Jarvis Taxpayers Association sought an injunction in a Los Angeles Superior Court to prohibit the State from making certain types of payments in the absence of an adopted budget. On July 21, 1998, the preliminary injunction was issued. Under the terms of the injunction order, until such time as the budget has been adopted, the State may not make any payments from the State treasury for Fiscal Year 1998-99 except for the following:

  (1) salaries and expenses of the Legislature;

  (2) payments pursuant to the emergency legislation enacted by AB 2776 and AB 1301, respectively, for back interest earnings on deferred employer retirement contributions and appropriation of funds relating to trial court funding;

  (3) payments pursuant to appropriations enacted in response to future emergency bills recommended by the Governor;

  (4) payments pursuant to specific 1997-98 appropriations enacted prior to July 1, 1998, specifically for expenditures to be made in 1998-99; and

  (5) "minimum wages" and "overtime wages" for employees covered by the Fair Labor Standards Act for work done prior to the date of the order.

  On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare payments from July 1st through August 5th. In addition, the State Controller has authorized the Attorney General to file a writ of mandate with the California Supreme Court requesting that the lower court decision be overturned and/or the preliminary injunction be stayed.

LOCAL GOVERNMENTS

  The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

  The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

  Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statues of 1997, implements a restructuring of the State's trial court funding system. In 1997-98, funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumes responsibility for future growth in trial court funding. This consolidation is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties.

  In the aftermath of Proposition 13, the State provided aid from the general fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which has been caused by large investment losses in its pooled investment funds.

  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments to changes through local initiatives.

  Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars.

  In May 1996, a taxpayer filed an action (the "Rider Case") against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease having features similar to leases commonly used in California lease-based financings such as certificates of participation. In the Rider Case, the plaintiffs maintain that voter approval is required for the San Diego lease (a) since the lease constituted indebtedness prohibited by
Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which likewise affirmed the validity of the lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the California Supreme Court granted the plaintiffs' petition for review. A decision from the State Supreme Court is expected sometime during the 1998 calendar year.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

  Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies, Article XIIIA, provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness, "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 Fiscal Year tax bill under "full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

  Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

  At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in the 1986-87 Fiscal Year or (ii) the amount required to insure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

  During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year.

  In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to mitigate any adverse fiscal impact.

  Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

  On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

  The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

  Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Propositions 187 conflict with federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which can parallel or purport to supplement Federal immigration law." As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.

  Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

  Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

  The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to the state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates for redetermination. The Commission on State Mandates has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1997. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

  The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et. al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

  The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

  The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the general fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.

  The State is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the funds, violate the single subject requirement of the State Constitution, and is an invalid "special law." Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.

  The State is a defendant in two related cases, Beno vs. Sullivan (Beno) and Welch v. Anderson (Welch), concerning reductions in Aid to Families with Dependent Children ("AFDC") grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions and in the Welch case, plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The State's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

  In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in the 1992-93 Fiscal Year. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the contributions that are unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court, and the Supreme Court subsequently refused to hear the case, making the Court of Appeals' ruling final. On July 30, 1997, the Controller transferred $1.235 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequent State payments to PERS will be made on a quarterly basis. No prejudgment interest has been paid in accordance with the trial court ruling that there was insufficient evidence that money for that purpose had been appropriated and was available. No post-judgment interest was ordered. PERS has filed a claim with the State Board of Control in the amount of $308 million for the accrued interest on the judgment. PERS also seeks interest on the unpaid accrued interest amount. The State Board of Control approved this claim in March 1998.

                                  APPENDIX C

               ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF CONNECTICUT AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL EFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF CONNECTICUT ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to herein as the "State"). The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

  The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,592 to $33,875. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

  At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, and $262,600,000, respectively.
General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and 1998-1999 fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the 1991-1992 fiscal year.

  During 1991 the State issued a total of $965,710,000 Economic Recovery Notes. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-1996 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. The outstanding notes were $157,055,000 as of December 1, 1997.

  The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,460,239,000, of which $10,159,950,000 had been approved for issuance by the State Bond Commission and $9,181,272,000 had been issued. As of December 1, 1997, State direct general obligation indebtedness outstanding was $6,475,986,251.

  In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue bonds totaling $962,000,000 to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382,000,000 for bonds issued in the four fiscal years ending June 30, 1999, and $580,000,000 for bonds issued in the six fiscal years ending June 30, 2005.

  In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the

Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1997, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,000,900,000.

  In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.3 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

  As of July 1, 1998, the General Assembly had authorized $4,489,200,000 of such STO bonds, of which $3,894,700,000 new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

  The State's general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. On March 17, 1995, Fitch Investor Services, Inc. reduced its ratings of the State's general obligation bonds from AA+ to AA.

  The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services;
(iii) litigation involving claims by Indian tribes to a portion of the State's land area; and (iv) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief.

  As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

  General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

  In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality.

Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

  Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                                  APPENDIX D

              ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH OF MASSACHUSETTS AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF MASSACHUSETTS ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the "Commonwealth") slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of June 1998, the Commonwealth's unadjusted unemployment rate was 3.5% as compared to a national average of 4.7%. Per capita personal income in the Commonwealth is currently higher than the national average.

  In fiscal 1996, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.7% over the prior fiscal year to $17.328 billion. Expenditures increased by 3.9% over the prior fiscal year to $16.881 billion. As a result, the Commonwealth ended fiscal year 1996 with a positive closing fund balance of $1.172 billion.

  In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion.

  Budgeted revenues and other sources in fiscal 1998, which ended June 30, 1998, were estimated as of May 5, 1998 by the Executive Office for Administration and Finance to be approximately $18.909 billion, including tax revenues of $13.3 billion. It is estimated that fiscal 1998 budgeted expenditures will be $18.930 billion and that fiscal 1998 will end with fund balances of $1.215 billion.


  On July 21, 1998, Acting Governor Cellucci signed into law the fiscal 1999 budget, which includes a $770 million tax cut, the largest in Massachusetts history. The $19.55 billion budget substantially increases funding for education, child care and worker training.

  Standard & Poor's and Moody's have rated the Commonwealth's general obligation bonds as AA- and Aa3, respectively. Fitch IBCA has recently rated the Commonwealth's bonds as AA-. From time to time, agencies may change their ratings.

  Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in fiscal years 1993 through 1997 were lower than the limits set by law, and the Executive Office for Administration and Finance estimates that state tax revenues in fiscal 1998 will not reach the limits imposed by law. In addition, legislation enacted in December, 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. The limit did not apply to certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997. In January, 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the fiscal recovery bonds.

  Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

  On December 13, 1996 Middlesex County, the Commonwealth's most populous county, defaulted on $4.5 million in unrated county hospital revenue anticipation notes. Following the default, the noteholders, together with certain other creditors of the County, initiated legal action to attach County assets valued at $20 million in satisfaction of various obligations of the County. On July 11, 1997 then Governor Weld signed legislation that immediately abolished the Middlesex County government. The legislation also eliminates Worcester and Hampden County governments on July 1, 1998 (or sooner, if such county defaults on a bond or note) and sets the stage for the abolition of the entire county system by 1999. In general, all liabilities, debts, leases and contracts of an abolished county which are in force immediately before the transfer date would become obligations of the Commonwealth.

  In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

  To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $3.246 billion in fiscal 1996. Fiscal 1997 expenditures for direct local aid were $3.558 billion, which is an increase of approximately 9.6% above the 1996 level. It is estimated that fiscal 1998 expenditures for direct local aid will be $3.912 billion, which is an increase of approximately 9.9% above the fiscal 1997 level.

  The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant--estimated to be approximately $6.720 billion as of January 1, 1996 on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. The amounts required for funding of current pension liabilities in fiscal years 1998, 1999, 2000 and 2001 are estimated to be $1.046 billion, $1.059 billion, $1.073 billion and $1.088 billion, respectively. Pension funding legislation was revised in July, 1997, as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

                                  APPENDIX E

                 ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF MICHIGAN AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF MICHIGAN ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  Economic activity in the State of Michigan (sometimes referred to herein as the "State") has tended to be more cyclical than in the nation as a whole. The State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.3% in 1997. The service sector now represents 27.41% of the State's economy. Any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Historically the average monthly unemployment rate in the State has been higher than the average figures for the United States. For the last three years, the unemployment rate in the State has been at or below the national average. During 1997, the average monthly unemployment rate in the State was estimated at 4.2% compared to a national average of 4.9%.

  The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.

  The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units' total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year, an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

  The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.

  The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 56% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs.

  Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.

  In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For each of the last six fiscal years the State ended the fiscal year with its General Fund in balance after transfers in 1993-1996 from the General Fund to the Budget Stabilization Fund. The balance in the Budget Stabilization Fund to $1.15 billion as of September 30, 1997, of which $572.6 million was reserved for future education funding as described in the next paragraph. In all but one of the last six fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years.

  In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts from the Budget Stabilization Fund (i) an additional $32 million per year in the fiscal years 1998-99 through 2007-08, and (ii) up to an additional $40 million per year in the fiscal years 1998-99 through 2012-13.

  Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.

  State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

  On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes for school operating purposes and shifted the balance of school funding sources among property taxes and state revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

  In addition, in 1998 the State legislature adopted a package of State tax cuts, including a phase-out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in the single business tax.

  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

  Currently, the State's general obligation bonds are rated Aa1 by Moody's, AA+ by Standard & Poor's and AA+ by Fitch IBCA. The State received upgrades in January, 1998 from Standard & Poor's, in March, 1998 from Moody's and in April, 1998 from Fitch IBCA.

                                  APPENDIX F

                ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF NEW JERSEY AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF NEW JERSEY ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  New Jersey (sometimes referred to herein as the "State") personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

  The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 1999" refers to the State's fiscal year beginning July 1, 1998 and ending June 30, 1999.

  The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

  The State's undesignated General Fund balance was $569 million for Fiscal Year 1995, $442 million for Fiscal Year 1996, and $281 million for Fiscal Year 1997. For the Fiscal Year 1998 and the Fiscal Year 1999, the balance in the undesignated General Fund is estimated to be $269 million and $144 million, respectively.

  The State finances capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal, interest payments and if provided, redemption premium payments, if any, required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

  The State has extensive control over school districts, cities, counties and local financing authorities. State laws impose specific limitations on local appropriations, with exemptions subject to state approval. The State shares the proceeds of a number of taxes, with funds going primarily for local education programs, homestead rebates, medicaid and welfare programs. Certain bonds are issued by localities, but supported by direct state payments.

  The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. After enjoying an extraordinary boom during the mid-1980s, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in

1992. This loss was followed by an employment gain of 255,600 from May 1992 to June 1997, a recovery of 97.5% of the jobs lost during the recession.

  Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992 (according to the U.S. Bureau of Labor Statistics and the New Jersey Department of Labor, Division of Labor Market and Demographic Research). Since then, the unemployment rate fell to an average of 6.2% in 1996, and 5.5% for the six month period from January 1997 through June 1997.

  For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. Hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500, respectively, in the 12-month period ended June 1997.

  In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900, respectively, reflecting a slowdown in national manufacturing production activity.

  Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and the first five months of 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive.

  Nonresidential construction activity, as measured by contract awards, grew by 19.6% in 1994, 3.0% in 1995 and 7.0% in 1996. More recently, nonresidential building construction contracts increased by 45.8% in the first five months of 1997 compared with the same period in 1996.

  Residential construction contracts, despite monthly fluctuations, increased by 17.1% for the first five months of 1997 as compared to the first five months of 1996 ($989 million and $845 million, respectively). Nonbuilding or infrastructure construction rose robustly by 64.0% during this period. Helped by these increases, total construction contracts rose by 41.0% when comparing the first five months of 1996 and 1997.

  The rising economic trend experienced in the State has led to higher retail sales, which showed steady growth from 1992 through 1996, including a 3.8% increase from 1995 to 1996. The higher retail sales, in turn, produced steady increases in retail trade jobs (both full and part time). Retail trade employment has risen by nearly 49,000 since a May 1992 low point. From December 1996 to June 1997, the number of retail jobs rose by 8,700.

  Total new vehicle registrations (new passenger cars and light trucks and vans) rose in 1994 by 5.8%, declined by 4.4% in 1995, then rose 2.6% in 1996. Through May 1997 however, total new vehicle registrations rose by 2.8% compared to the same time period in 1996.

  Unemployment in the State through June 1997 has been receding. According to the U.S. Bureau of Labor Statistics, the jobless rate dropped from 6.8% in 1994 to 6.4% in 1995 and to 6.2% in 1996. Subsequently, it has dropped to 5.5% for the first six months of 1997.

  The insured unemployment rate, i.e., the number of individuals claiming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and 1996. As of July 1, 1997, the State's unemployment insurance trust fund balance stood at $2.2 billion.

  The State has benefited from the national recovery. New Jersey's recovery is in its sixth year and appears to be sustainable now that the national economy has "soft landed." While the latest national indicators show that economic growth accelerated during the first quarter of this year, the inflation rate remained low.

  Business investment expenditures and consumer spending have increased substantially in the nation as well as in the State. Capital and consumer spending may very well continue to rise due to the sustained character of the recovery, although the interest-sensitive homebuilding industry may provide only a moderate amount of stimulus both nationally and in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for cautious optimism in New Jersey include increasing employment levels, a low jobless rate, and a higher-than-national level of per capita personal income.

  Even if the nation's economic growth rate slows from the robust 5.9% growth in the first quarter of 1997, the State's economy should have enough momentum to keep its trend line pointing upwards. Its growth potential is not yet as limited by the labor supply constraints affecting some other parts of the country.

  Looking further ahead, prospects for New Jersey appear favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.


  Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

  The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

  At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $90,800,000 for tort and medical malpractice claims pending as of June 30, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

  Abbott v. Burke. On January 6, 1997 the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in Abbott v. Burke. In 1994 the Supreme Court ruled in Abbott v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by fiscal year 1998. On December 20, 1996 the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. CEIFA is a departure from the mechanisms of previous funding formulas. The CEIFA is centered upon the Core Curriculum Content Standards--a comprehensive description of what all students should know and be able to accomplish upon completion of a thirteen year public education.

  On May 14, 1997, the Supreme Court rendered a decision in Abbott v. Burke and held that the CEIFA was unconstitutional as applied to the 28 Abbott districts. The Court ordered the State to appropriate additional funds, beginning in the 1997-98 school year, so that each Abbott district would be able to spend at the average of the wealthy suburban districts. In addition, the Court remanded the matter to the Superior Court to oversee a directive to the Commissioner of Education to study and report on the special educational needs of students in the Abbott districts and the facilities needs in those districts.

  The Superior Court issued its recommendations to the Supreme Court in its report on January 22, 1998. In its Report, the Superior Court recommended additional supplemental programs be implemented at an estimated cost of $312 million and indicated that the facilities needs identified by the Department of Education were estimated to require between $1.8-$2.4 billion in repairs and new construction costs. The Supreme Court heard arguments on the matter on March 2, 1998. The Supreme Court rendered its decision on May 21, 1998. The Supreme Court determined and directed that the Commissioner implement substantially all of the Recommendations of the Commissioner of Education as part of his proposal for whole-school reform. He was further ordered to prescribe procedures and standards to enable individual schools to adopt additional or extended supplemental programs and to seek and obtain the funds necessary to implement these programs for which they have demonstrated a particularized need. Additionally, the Court directed implementation of the facilities plan and timetable proposed by the Commissioner; secure funds to cover the complete cost of remediating identified life-cycle and infrastructure deficiencies in Abbot school buildings as well as the cost of providing the space necessary to house Abbott students adequately; and promptly initiate effective managerial responsibility over school construction, including necessary funding measures and fiscal reforms, such as may be achieved through amendment of legislation. The Court did not order any appropriation of funds.

  A related action, Buena Regional Commercial Township et al. v. New Jersey Department of Education et al., was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgement stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs have entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court will not retain jurisdiction. The State is unable at this time to estimate its exposure for these claims and intends to defend both suits vigorously.

  Verner Stubaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that the State's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed on April 20, 1998 and the State defendants have not yet been served. The State will vigorously defend this matter.

  Cleary v. Waldman. This case involves the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act ("MCCA"). Under this provision, the spouse of an institutionalized husband or wife, is allowed to have sufficient funds to live in the community, called the monthly needs allowance.

  The State in determining a spouse's monthly needs allowance, uses a system called the "income first" rule. If a community spouse does not have sufficient funds to meet the monthly needs allowance, an institutionalized spouse is allowed to shift his or her income to the community spouse to make up the difference. If the institutionalized spouse's income is insufficient to meet the monthly needs allowance, then the institutionalized spouse is allowed to shift resources to the community spouse to generate income to make up the difference.

  A class action was brought in federal court in which plaintiffs' argue that the income first rule is disallowed under the MCCA. Rather plaintiffs claim that the MCCA mandates the use of what is called the "resource-first" rule. Under this scheme, before income is shifted from the institutionalized spouse to the community spouse to meet the monthly needs allowance, resources must be shifted first and income generated from these resources used to meet the monthly needs allowance.

  Estimates of exposure if a court were to find that the MCCA only allows the "resource-first" rule has been estimated in the area of $50 million per year from both State and Federal sources combined.

  Plaintiffs filed for a preliminary injunction arguing that, under federal law, only the resource first rule was allowed under the MCCA. The State opposed the motion and the New Jersey Association of Health Care Facilities and the New Jersey Association for Non-Profit Homes for the Aging moved for intervenor status, opposing the plaintiffs' motion. The court granted the motion of intervention and denied the motion for preliminary injunction, finding that plaintiffs were unlikely to prevail on the merits since New Jersey's methodology was at least a permissible application of the federal law.

  Subsequently, plaintiffs filed for class certification which was granted on March 25, 1996. On March 26, 1997, Plaintiffs filed a Notice of Appeal to the Court of Appeals for the Third Circuit. Briefing on plaintiffs' application for preliminary injunction has been completed. The matter was argued before the Third Circuit on January 27, 1998 and no decision has been rendered. The State intends to vigorously defend this action.

  United Hospitals et al. v. State of New Jersey and William Waldman. This case represents a challenge by 18 New Jersey hospitals to Medicaid hospital reimbursement since February, 1995. The matter was filed in the Appellate Division of the Superior Court of New Jersey in January, 1997. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et. seq., are arbitrary, capricious and unreasonable; (iii) whether the Department of Human Services
(DHS) incorrectly calculated the rates; (iv) whether DHS denied hospitals of a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates in 1995 and 1996. The State intends to vigorously defend this action.

  Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's, and AA+ by Fitch IBCA. From time to time agencies may change their ratings.

                                  APPENDIX G

                        ECONOMIC CONDITIONS IN NEW YORK

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF NEW YORK CITY (THE "CITY") OR NEW YORK STATE (THE "STATE" OR "NEW YORK") AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THIS INFORMATION.


  The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of New York City ("City") has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

  For each of the 1981 through 1997 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

  The most recent quarterly modification to the City's financial plan for the 1998 fiscal year (July 1, 1997 through June 30, 1998) submitted to the New York State Financial Control Board (the "Control Board") on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. Plaintiffs have appealed the decision. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

  1999-2002 Financial Plan. On June 26, 1998 the City released the City Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The City Financial Plan reflects changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June 1998, and changes subsequent to the adopted budget. The City Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

  In connection with the Financial Plan, the City has outlined a gap-closing program for fiscal years 2000, 2001 and 2002 to eliminate the respective projected remaining budget gaps for such fiscal years. This program, which is not specified in detail, assumes for the 2000, 2001 and 2002 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues; savings from privatization initiatives and asset sales; additional Federal and State aid; additional entitlement cost containment initiatives; and the availability of funds in the City's General Reserve.

  The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 million in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

  Assumptions. The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation ("HHC"), the Board of Education ("BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharges which is scheduled to expire on December 31, 1999; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's

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rights under the existing leases through pending legal actions; and (iii)
State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

  Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 93% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

  Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

  Year 2000 Computer Matters. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In December 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other critical computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

  Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  On June 26, 1998, the City Comptroller issued a report on the adopted budget for the 1999 fiscal year. The report identified a possible surplus of up to $806 million. Potential risks include greater overtime spending and additional expenditures as a result of pension supplementation legislation and other pension legislation, if signed by the Governor and approved by the City Council in September 1998. The report also noted that the City

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Comptroller will begin writing off outstanding education aid receivables that are ten years past due, which are approximately $39 million in the 1999 fiscal year, and which would increase in subsequent fiscal years.

  On May 21, 1998, the City Comptroller issued a report on the City's financial plan released on April 24, 1998 (the "April Financial Plan"). The report noted that the April Financial Plan contains a number of uncertainties, including the continuation of securities industry profits, international developments, such as the financial crisis in Asia, Japan's stagnant economy and the European union, and the growth of the City's operating and debt service expenditures. In addition, the report noted that the City's current labor reserve continues to exclude funding for wage increases for certain organizations, such as HHC, although certain of these organizations have indicated that they will have difficulty in funding those labor increases.

  On May 19, 1998, the staff of the OSDC issued a report on the City's Executive Budget for the 1999 fiscal year. The report noted that, since the City's fiscal health remains tied to Wall Street's fortunes, an increase in interest rates or further developments in the East Asian economic crisis represent a risk to the outlook for the 1999 fiscal year. In addition, the report identified several risks during the April Financial Plan period, including a possible change in the assumptions and methodology used to compute City pension contributions that could affect pension costs, and possible legislation that will supplement the benefits of retirees to help offset the impact of inflation. Additional issues identified in the report which could affect the City's projections for fiscal years 2000 through 2002 include the assumptions in the April Financial Plan that the 12.5% personal income tax surcharge will be extended and that the Mayor's proposed tax reduction program will be implemented.

  In addition, the staff of the OSDC noted in a separate report on child care services in the City, released on December 18, 1997, that, if the State implements the Federal requirement that Temporary Assistance for Needy Families ("TANF") recipients who have received benefits for two years or more undertake work assignments, as many as 33,500 additional children may require child care, at a cost of between $135 million and $225 million beginning in fiscal year 2000, depending upon the method for providing child care services. The report noted that, while the State will receive Federal funds as part of its welfare surpluses that could be used for this purpose, it remains to be seen whether such funds will be shared with the City and other localities. The report noted that the City expects a large reduction in the percentage of the TANF recipients receiving benefits for two or more years. In its report on the January 1998 modification to the City's financial plan, OSDC revised its estimates upward, indicating that as many as 36,600 additional children may require child care, at a cost of between $145 million and $245 million, beginning in fiscal year 2000, depending on the method for providing child care services, due to a slower than projected decline in the TANF caseload.

  On May 21, 1998, the staff of the Control Board issued a report reviewing the City's 1998 fiscal year. The report noted that the City is likely to end the 1998 fiscal year with approximately $2 billion in its Budget Stabilization Account. However, the report noted that, the City still faces gaps of approximately $1.5 billion in fiscal years 2000 and 2002 and exceeding $2.1 billion in fiscal year 2001, which is an indication of ongoing structural imbalance. In addition, the report noted that the City will face significant challenges in the future, including the fact that (i) the April Financial Plan makes no provision for additional labor costs after the expiration of the City's current labor contracts starting in calendar year 2000 and (ii) the City's extensive capital needs require more resources at the same time that a rising debt level and debt service burden should be contained. Moreover, the report noted that the City's particularly volatile mix of taxes on business and personal income responds quickly to changes in the economy and in the financial markets.

  On May 15, 1998, the IBO released a report on the City's Executive Budget for the 1999 fiscal year. In its report, the IBO estimated a balanced budget for the 1998 fiscal year, a surplus in the 1999 fiscal year and a gap of $1.6 billion for fiscal year 2000, after taking into account prepayments of debt service in the 1999 fiscal year. With respect to fiscal years 2001 and 2002, the report estimated gaps of $2.2 billion and $1.8 billion, respectively. The report noted that, while the strength of the local economy is helping the City in the near term, large projected gaps for fiscal years 2001 and 2002, at this point in the business cycle, could be an omen of difficult times ahead. Moreover, the report noted the April Financial Plan removes the debt service of the Transitional Finance Authority and the personal income tax revenues dedicated to paying such debt service from the Financial Plan. The report notes that if Transitional Finance Authority debt service were included in City projected debt service, City debt service would increase from approximately 16% of tax revenues in the 1998 fiscal year to approximately 19% in fiscal year 2002.

  On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government. Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief, which has recently been replaced by the Safety Net Assistance program. In a subsequent report, the IBO noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years.

  Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $850 million of seasonal financing in fiscal year 1999. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

  Ratings. As of July 10, 1998, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds A3, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") rated such bonds BBB+ and Fitch IBCA, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In February 1998, Standard & Poor's placed its BBB+ rating of City bonds on CreditWatch with positive implications. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of March 31, 1998, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.6 and $3.7 billion of outstanding net long-term debt. As of March 25, 1998, the Water Authority had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1997, the City estimated its potential future liability on account of outstanding claims to be approximately $3.5 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. The State's forecast of its economy shows continued expansion during the 1998 and 1999 calendar years.

  Employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. The State expects employment growth to slow during the course of 1998 and 1999. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth in the State was 1.3 percent for 1997 and is projected to be 1.5 percent and 1.0 percent for 1998 and 1999, respectively. On the national level, employment growth was 2.3 percent for 1997 and is projected to be 2.5 percent and 1.5 percent for 1998 and 1999, respectively.

  On an average annual basis, the State unemployment rate is expected to drop through 1998 and 1999 reaching 5.9 percent for 1999 as compared to the 6.3 percent level of 1997. For the nation as a whole, the unemployment rate was
5.0 percent for 1997 and is projected to decline to 4.7 percent in 1998 before returning back to the 1997 level for 1999.

  Personal income in the State is expected to record moderate gains in 1998 (5.1 percent)--down from the 5.8 percent levels achieved by both the State and the nation for the previous year. This level is below the 5.3 percent projected national personal income growth for 1998. Personal income growth in the State is expected to decline to 4.4 percent for 1999, the same level as projected for the nation.

  The 1998-1999 Fiscal Year. The State's current fiscal year commenced on April 1, 1998 and ends on March 31, 1999. On January 20, 1998 the Governor presented his 1998-1999 Executive Budget (the "Executive Budget") to the Legislature. The State's budget for the 1998-1999 fiscal year was not adopted by the April 1 statutory deadline. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. On April 18, 1998, the State Legislature passed a State budget for the State's 1998-1999 fiscal year, and on April 25, 1998 the Governor vetoed certain of the increased spending initiatives in the budget passed by the State Legislature. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998. The State's financial plan for the 1998-1999 fiscal year (the "1998-1999 Financial Plan") reflects the impact of the Legislature's and Governor's actions through June 26, 1998.

  The 1998-1999 Financial Plan is projected to be balanced on a cash basis in the General Fund. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to account for approximately 70.1 percent of total State Funds disbursements.) Previously, the 1997-1998 Financial Plan had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. Total General Fund receipts, including transfers from other funds, are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in the 1997-1998 fiscal year. Total General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $36.78 billion., This represents an increase of $2.43 billion or 7.1 percent from 1997-1998.

  The State Division of the Budget estimates that the 1998-1999 Financial Plan includes approximately $64 million in non-recurring resources or savings.

  In terms of receipts, the transfer of a portion of the budget surplus recorded in 1997-1998 to 1998-1999 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-1998 figures and inflating 1998-1999 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-1999 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State economy. On an adjusted basis, State tax revenues in the 1998-1999 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-1998 fiscal year.

  Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-1998 collection total. This tax continues to account for over half of the State's General Fund receipts base. User tax collections are projected to reach $7.14 billion in fiscal year 1998-1999, an increase of $107 million over the 1997-1998 fiscal year. The 1998-1999 Financial Plan projects business tax receipts to decline slightly in 1998-1999, falling to $4.96 billion, $91 million less than received in the prior fiscal year. The decline in this category is largely attributable to scheduled tax reductions and expected slowing in profit growth. The 1998-1999 Financial Plan projects General Fund receipts to be received from the following sources in the following proportions: i) personal income tax: 56.6 percent, ii) user taxes and fees: 19.0 percent, iii) business taxes 13.2 percent, iv) other taxes: 2.7 percent (includes estate and gift taxes), and v) miscellaneous receipts: 8.5 percent (includes investment income, medical provider assessments and minor federal grants).

  In terms of disbursements, the 1998-1999 Financial Plan projects General Fund disbursements to be allocated to the following categories in the following proportions: i) grants to local government: 68.4 percent, ii) state operations: 18.2 percent, iii) debt service: 6.0 percent, iv) general State charges: 6.0 percent (includes contributions to pension systems and health insurance for State employees) and v) capital/other: 1.4 percent.

  The 1998-1999 Financial Plan projects spending of $25.14 billion for grants to local government, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare program, and community project grants. State operations spending is projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year.

  Future Fiscal Years. The Executive Budget projected budget gaps of approximately $1.7 billion in 1999-2000 growing to approximately $3.7 billion in 2000-2001. These gaps were projected after assuming unspecified savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001. Moreover, the State's projections for 1999-2000 also assume $250 million in additional receipts from the settlement of State claims against the tobacco industry. As a result of the budget passed by the State Legislature and the vetoes of the Governor of certain increased spending in the State budget passed by the Legislature, the potential imbalance in the 1999-2000 fiscal year is expected to be roughly $1.3 billion, or about $400 million less than previously projected. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-1999 fiscal year.

  The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in the 2000-2001 fiscal year. Measured from the 1998-1999 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in the 1997-1998 and 1998-1999 fiscal years, will lower General Fund taxes and fees by an estimated $1.8 billion in the 2000-2001 fiscal year. The fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-1999) are projected to grow more substantially beyond the 1998-1999 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-2003. Disbursement projections for the out years currently assume additional outlays for i) school aid, ii) Medicaid, iii) welfare reform, iv) mental health community reinvestment, and v) other multi-year spending commitments in law.

  Special Considerations. On February 3, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $2.6 billion and $4.8 billion, respectively, reflecting uncertainty concerning the receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the economy slows, the size of the gaps would increase.

  According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identifies various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget notes that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of the projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

  The State's financial plans and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the remainder of the 1998-1999 fiscal year and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  An additional risk to the State Financial Plan arises from the potential impact of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts. The State Financial Plan assumes no federal disallowance or other federal actions that could affect State finances, but has reserves in the event of such an action.

  Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. To address a potential imbalance in a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year.

  Owing to these and other factors, the State may fact substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  Year 2000 Computer Matters. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology ("OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-1999 fiscal year for this purpose. Work has been completed on roughly 20 percent of these mission-critical and high-priority systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates.

  Prior Fiscal Years. The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

  The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.42 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

  The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

  Ratings. Currently, Moody's and Standard & Poor's rate the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York State Municipal Securities in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                  APPENDIX H

              ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF NORTH CAROLINA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. THESE FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF NORTH CAROLINA ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

  Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in a Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in a Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

  Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

  The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1996 and 1997 was $1,422.1 million and $1,703.9 million, respectively.

  On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

  The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1998 and 1999, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenue sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

  Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.


  The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including the State.

  During recent years, the State has moved from an agricultural to a service and goods-producing economy. According to the North Carolina Employment Security Commission (the "Employment Security Commission"), in July 1997, the State ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Employment Security Commission estimated the State's seasonally adjusted unemployment rate in April 1998 to be 3.5% of the labor force, as compared with an unemployment rate of 4.3% nationwide.

  The following are certain cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.



  Bailey case--State Tax Refunds--State Retirees. On May 8, 1998, in Bailey, et. al. v. State of North Carolina, the North Carolina Supreme Court held that the act of the General Assembly that repealed a tax exemption on State and local government retirement benefits was an unconstitutional impairment of contract and a taking of property without just compensation. Accordingly, retirement benefits that were vested before August 1989 were held to be exempt from State income taxation. In addition, the North Carolina Supreme Court ruled that recovery of taxes previously paid by retirees on those benefits was not limited to retirees who paid the tax under protest or requested a refund within the time periods specified by statute.

  Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees to be applied against future State income taxes, or in the case of eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

  Patton Case--Federal Retirees. Federal retirees in Patton, et. al. v. State of North Carolina, filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the Bailey case. The federal retirees allege that a result in the Bailey case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court's 1989 decision in Davis v. Michigan. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year by the act of the General Assembly held unconstitutional in Bailey. The Patton case was being held in abeyance pending the outcome in Bailey. Now that Bailey has been decided, the case is expected to proceed. Potential refunds and interest have been estimated by the State to be $585.09 million through June 30, 1997. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

  Smith Case--This class action, Smith et. al. v. State of North Carolina, is related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. The remaining class of plaintiffs in this action consist of taxpayers who paid the tax in question, but failed to comply with the North Carolina tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina.

  In June 1997 the trial court dismissed the claims of this class of plaintiffs. An appeal of the dismissal is now pending before the North Carolina Supreme Court. The principal issue in the appeal is whether the plaintiffs are entitled to a refund on the intangibles tax paid, notwithstanding their failure to comply with the requirements of the tax refund statute. A second class action was filed in January 1998 by the same plaintiffs, claiming an entitlement to a refund under a separate theory. The plaintiffs claim that they are entitled to refunds of $80 million for tax year 1990 and $131.75 million for tax years 1991-94.



  In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March, 1997, the State issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, the State issued $250 million of the authorized highway bonds (Highway Bonds). In March 1998, the State issued an additional $450 million of the authorized school bonds (Public School Building Bonds). The offering of the remaining $1.6 billion of these authorized bonds is anticipated to occur over the next two to five years.

  Currently, Moody's, Standard & Poor's and Fitch IBCA rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

                                  APPENDIX I

                   ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF OHIO AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF OHIO ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  The State of Ohio (the "State") operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State's General Revenue Fund (the "GRF"). The GRF is funded mainly by the State's personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981, the State created the Budget Stabilization Fund (the "BSF") for purposes of cash management.

  The GRF ending fund and cash balances for the State's 1984-85 through 1996-97 bienniums were as follows:

                                                    ENDING FUND    ENDING CASH
                                 BEGINNING ENDING     BALANCE        BALANCE
               BIENNIUM           JULY 1   JUNE 30 (IN THOUSANDS) (IN THOUSANDS)
               --------          --------- ------- -------------- --------------
      1984-85...................   1983     1985      $297,600      $  849,900
      1986-87...................   1985     1987       226,300         632,700
      1988-89...................   1987     1989       475,100         784,268
      1990-91...................   1989     1991       135,365         326,576
      1992-93...................   1991     1993       111,013         393,634
      1994-95...................   1993     1995       928,000       1,312,200
      1996-97...................   1995     1997       834,900       1,400,000

  State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1991; the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State's Office of Budget and Management ("OBM") projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

  As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520 million, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor's cutback orders. Subsequent executive and legislative actions-- including tax revisions that produced an additional $194.5 million and additional appropriations spending reductions totalling approximately $50 million--provided for positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

  The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year 1995 expenditures 6.6% higher than in Fiscal Year 1994. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As an additional step toward BSF replenishment, OBM transferred $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995.

  For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. At the end of Fiscal Year 1996, the following transfers were made from the GRF:
$100 million for elementary and secondary school computer network purposes, $30 million for a new transportation infrastructure fund, and $400.8 million for temporary personal income tax reductions. At the end of the biennium, the GRF had fund and cash balances of $834.9 million and $1,400 million, respectively, which allowed $250 million to be applied to school building construction and renovation, $94.4 million for a school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, $34.4 million to be transferred to the BSF, and the $262.9 million balance to an income tax reduction fund.

  The General Appropriations Act for the 1998-99 biennium, passed by the General Assembly and, with selected vetoes, approved by the Governor in June 1997, provides for total GRF biennial expenditures of approximately $36.1 billion, an increase of 7.8% over the previous appropriations act. The Act increases spending for primary and secondary education, higher education, and rehabilitation and corrections, and provides for a 4.5% personal income tax reduction in 1998. Legislation passed in the spring of 1998 increased the GRF Fiscal Year 1999 appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small (0.5-3%) percentage reductions in State appropriations for various State agencies and institutions; expressly exempt from those deductions are all appropriations for debt service including lease rental payments.

  As of the end of April 1998, the GRF had a cash balance of $613.6 million, and the BSF had a fund balance of $862.7 million.

  Litigation pending in federal district court and in the Ohio Court of Claims contests the Ohio Department of Human Services' ("ODHS") former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. It is appealing an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful or, should plaintiffs prevail, the period, beyond the current fiscal year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures is approximately $240 million. The Court of Claims has certified the action as a class action.

  Because the schedule of GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months of a Fiscal Year. Statutory provisions provide for effective management of these temporary GRF cash deficiencies by permitting the adjustment of payment schedules and the use of a "Total Operating Fund" (the "TOF"). The State has not and does not do external revenue anticipation borrowing.

  The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balance at April 30, 1998 was $5.7377 billion. Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year (raised from 7% by December 1992 legislation in order to better avoid the need for even short delays in payments).

  The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 (with $743,140,000 being the highest) to four months in Fiscal Year 1995 (the highest being $337,964,000). OBM reports the GRF had cash flow deficiencies in seven months of Fiscal Year 1996 and in four months of Fiscal Year 1997. Current OBM estimates project cash flow deficiencies for five months of Fiscal Year 1998.

  All cash flow deficiencies have been within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated deficiencies in later months of a Fiscal Year, significantly assisting in producing the projected positive year-end GRF balances.

  The State's Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State's highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

  Under the current financial structure, Ohio's public school districts receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidy programs (the primary portion of which is known as the "Foundation Program") distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. The State's appropriations for school funding in the current 1998-99 biennium total $11.6 billion and represent a 18.3% increase over the preceding biennium. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs.

  Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in a decision released March 24, 1997 that major aspects of the system (including the Foundation Program and certain borrowing programs) are unconstitutional. The Court also ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, but staying its order for one year to allow time for responsive corrective actions by the General Assembly. In response to a State motion for reconsideration and clarification, the Court on April 25, 1997 indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.

  As part of its response, the General Assembly has increased State funding for public schools, as discussed. In addition, the General Assembly placed two issues on the May 1998 primary ballot. Both were defeated by the voters. One was a constitutional amendment authorizing additional State debt issuing capacity and the other an increase in the State sales tax. The constitutional amendment would have authorized State general obligation debt to pay costs of school facilities throughout the State and of facilities of state supported and assisted institutions of higher education. The sales tax proposal would have increased the State sales and use tax from 5% to 6%, estimated to generate over $1 billion; one-half of increased revenues would have been applied to pay costs of school operations and facilities, and the other half to additional homestead property tax relief.

  Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose the following amounts have been expended:
$75,752,659 in the 1992-93 biennium; $119,382,294 in the 1994-1995 biennium, and $144,759,340 in the 1996-97 biennium. $50,400,000 has been appropriated for Fiscal Year 1998 with additional funds for Fiscal Year 1999. A recent settlement agreement in one desegregation case is reducing annual state payments to one district.

  The State's Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

  At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State's Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

  Economic activity in the State, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State's economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Ohio ranked fourth in the nation in 1991 gross state product derived from manufacturing. That income was 26.3% of total Ohio gross state product, compared to 17.1% of that total being from "services". In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy. Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) as reported in 1998 by Fortune magazine, 30 had headquarters in Ohio, placing Ohio fifth as "headquarters" state for corporations. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and then decreased slightly, and reached a new high in 1996. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 79.0% of all payroll workers (non-agricultural) in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the U.S., although in recent years, the average unemployment rate in Ohio has been lower than the national rate. Ohio has been below the national rate through April 1998, as well.

  Ohio's 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State's 1995 population was estimated at 11,157,000, still seventh in the U.S.

  Currently, the State's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, Standard & Poor's and Fitch IBCA, respectively.

                                  APPENDIX J

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

  THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH OF PENNSYLVANIA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF PENNSYLVANIA ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

  Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

  The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

  For the five year period from fiscal 1993 through fiscal 1997, revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.7%. Intergovernmental revenues increased by an average annual rate of 8.5% due, in part, to an accounting change. Tax revenues during this period increased an average of 4.1% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.

  Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9%, led by increases of 13.8% for protection of persons and property. This high rate of increase reflects the costs to acquire staff and operate expanded prison facilities to house a larger prison population. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.7% increase for public health and welfare costs for the five year period.

  The fund balance at June 30, 1997 totaled $1,364.7 billion, a $729.7 million increase over the $635.2 million balance at June 30, 1996.

  The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totaled $16,074.7 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

  Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of 0.7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.

  For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due mainly to an accounting change). Expenditures and other uses increased by 8.6% for fiscal 1996.

  The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefor understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

  Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support an additional $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

  For GAAP purposes, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. Total revenues and other services rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1% for the fiscal year.

  The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0%. Although fiscal 1997 revenues exceeded the estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents a 0.7% increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0% is anticipated to be maintained for the last two quarters of the fiscal year and result in a 1.2% growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0% by the second calendar quarter of 1998.

  The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues are projected to increase by 2.4% during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million that is reflected in higher projected tax refunds. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services ($79.1 million); (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families ($25.4 million); (iii) enactment of a research and development tax credit program for business ($15.0 million); (iv) conforming state tax laws to federal laws for subchapter S corporations and limited liability companies ($16.3 million); and various other miscellaneous changes.

  The reserve for tax refunds for fiscal 1998 has been increased by 21.3% to $655.0 million. A portion of the additional reserves reflect tax refund liabilities that are expected to result in cash payments in a subsequent fiscal year.

  Appropriations enacted for fiscal 1998 are 3.7% ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include: (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due a reduction in the contribution rate; (ii) $42 million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expended facilities. The balance of the increase is spread over many other departments and program operations.

  Through January, 1998, Commonwealth revenues are $211.4 million or 2.4% above estimate. In the Governor's proposed fiscal 1999 budget, the estimate of Commonwealth revenues anticipated for 1998 was increased by $231.1 million. From a review of expenditure projections for fiscal 1998, $100.6 million of supplemental appropriations have been identified. The cost of the supplemental appropriations will be appropriated from an estimated $190 million of expenditure lapses projected to occur during the fiscal year. The amount of appropriation lapses over the amount of supplemental appropriations and estimated additional revenue to be received are projected to permit the fund to close 1998 with an unappropriated surplus balance of $330.1 million (prior to transfers to the Tax Stabilization Reserve Fund). According to a Pennsylvania Department of Revenue release regarding May, 1998 collections, fiscal year-to-date General Fund collections total $16.4 billion, which is $576.4 million, or 3.6%, above estimate.

  The enacted fiscal 1999 budget for the General Fund is nearly $18 billion, an increase of $699 million (4%) over fiscal 1998. The budget includes an estimated $221.8 million in tax reductions. Among the tax reductions included in the budget is an expansion of tax forgiveness for working families, provisions excluding gain from the sale of a qualified principal residence from the personal income tax, a reduction in the capital stock/franchise tax rate, an extension of the corporate net income tax net operating loss carryover from three years to ten years, and increase in the job creation tax credit, various sales and use tax exemption provisions, and various other tax-related provisions.

  Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

  Nonagricultural employment in Pennsylvania over the ten years ending in 1996 increased at an annual rate of 1.03%. This compares to a 0.41% rate for the Middle Atlantic region and a 1.8% rate for the United States as a whole during the period 1986 through 1996. For the three years ending in 1996, employment in the Commonwealth has increased 3.6%, as compared to 3.0% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for January 1998 stood at a seasonally adjusted rate of 4.6%. The seasonally adjusted national unemployment rate for January 1998 was 4.7%.

  The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

  Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1997, the Commonwealth had $4,795.1 million of general obligation debt outstanding.

  Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), an agency of the Commonwealth which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

  The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

  Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1997 the State Employees' Retirement System had no accrued unfunded liability (or surplus) and the Public School Employees' Retirement System had a total unfunded actuarial accrued surplus of $1,663 million.

  The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority (the "PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 20, 1997.

  PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1997 shows a surplus of approximately $128.8 million.

  No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Revenue Bonds outstanding as of December 31, 1997.

  There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

  The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that, an adverse decision may have a material effect on government operations of the
Commonwealth:

Baby Neal v. Commonwealth, et al.

  In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for more Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification in the federal action with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.

County of Allegheny v. Commonwealth of Pennsylvania

  On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. On January 28, 1997, the Supreme Court granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. On July 26, 1997, the "Interim Report of the Master" was filed setting forth a state funding proposal. Objections to the report were due by September 1, 1997. The General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.

Fidelity Bank v. Commonwealth of Pennsylvania

  On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

  Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

  Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. One of these banks, Royal Bank of Pennsylvania, filed a stipulation of facts and proceeded forward on behalf of the other banks. The issues in these cases include those which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court.

  On January 8, 1998, the Commonwealth Court ruled in favor of the Commonwealth and against Royal Bank, upholding the validity of the tax increase. Royal Bank of Pennsylvania has filed exceptions to the Commonwealth Court decision.

Pennsylvania Association of Rural and Small Schools v. Casey

  In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the U.S. District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. In the state case, trial and post-trial briefing has been completed and oral argument was heard on September 8, 1997.

  On July 9, 1998, Commonwealth Court Judge Dan Pellegrini ruled that the State formula used to fund public schools is constitutional and does not discriminate against poor school districts. The petitioners will have 10 days to file motions challenging the ruling. Otherwise, the case is appealable to the Pennsylvania Supreme Court.

Austin v. Department of Corrections, et al.

  In November 1990, the American Civil Liberties Union filed a class action lawsuit in the U.S. District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys, with an additional $100,000 to be paid upon dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 8, 1998. The attorney's fees for the 3-year monitoring period will not exceed $60,000 in any one year.

Envirotest Systems Partners

  On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995 and $40 million each in 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November 1996, Envirotest has assigned its right, title and interest in the base settlement.

Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

  On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

  On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

  On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.

  Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

  On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within 30 days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

  On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

  On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings.

Ridge v. State Employees' Retirement Board

  On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment of the pleadings. On February 17, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings.

Yesenia Marrerro, et al. v. Commonwealth, et al.

  On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and that the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that a scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage. The respondents filed preliminary objections seeking dismissal of the action. After briefs were filed, the Commonwealth Court heard oral arguments on September 10, 1997. The Court granted respondent's preliminary objections and dismissed the case on the grounds that the issues it presented are non-justiciable. An appeal is expected.

  Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's, AA by Fitch IBCA, and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                  APPENDIX K

                  INFORMATION CONCERNING MUNICIPAL SECURITIES

                    A. DESCRIPTION OF MUNICIPAL SECURITIES

  Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

  The two principal classifications of Municipal Securities are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

  Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt-interest dividends" would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Taxes".

                      B. RATINGS OF MUNICIPAL SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS


Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa  Bonds which are rated Baa are considered as medium grade obligations,
    i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba   Bonds which are rated Ba are judged to have speculative elements;
    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
 ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I.

    Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

   II.

    Nature of and provisions of the obligation; and

  III.

    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA      Debt rated "AAA" has the highest rating assigned by Standard &
              Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA
              Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A      Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB      Debt rated "BBB" exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

     BB      Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having significant speculative characteristics. "BB" indicates the
      B      least degree of speculation and "C" the highest degree of
               speculation. While such bonds will likely have some quality and
    CCC      protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     CC

      C

      D      Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

   A-1

    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2

    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3

    Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B

    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C

    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D

    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUED CREDIT RATINGS

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

  SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

  SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3

     Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") RATINGS

  Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest-preferred dividends, or repayment of principal, on a timely basis.

  Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA'--"BBB' categories; short-term "F1'-- "F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term "BB'--"D'; short-term "B'--"D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

  Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INTERNATIONAL CREDIT RATINGS

  Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

ANALYTICAL CONSIDERATIONS

  When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

  Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the "DDD' category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

  Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

INTERNATIONAL LONG-TERM CREDIT RATINGS

 Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA' ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

 Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change overtime; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limit margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC    High default risk. Default is a real possibility. Capacity for meeting
CC     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A "CC' rating indicates that default of some kind appears probable. "C' ratings signal imminent default.

DDD    Default. Securities are not meeting current obligations and are extremely
DD     speculative. "DDD' designates the highest potential for recovery of
D amounts outstanding on any securities involved. For U.S. corporates, for example, "DD' indicates expected recovery 50%-90% of such outstandings, and "D' the lowest recovery potential, i.e. below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

  A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

     Default. Denotes actual or imminent payment default.

--------

Notes:

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to short-term ratings other than "F1'.

  "NR' indicates that Fitch does not rate the issuer or issue in question.

  "Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

-------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA ARIZONA MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Munic-ipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 5, 1998

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                           (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona--           $   700   Apache County, Arizona, IDA, IDR (Tucson Electric Power--Springerville
98.1%                         Project), VRDN, Series C, 3.85% due 12/15/2018 (a)                                 $   700
                     10,500   Apache County, Arizona, IDA, PCR (Tucson Electric Power), VRDN, Series A,
                              3.75% due 5/15/1998 (a)(e)                                                          10,500
                              Arizona Educational Loan Marketing Corp., Educational Loan Revenue Bonds,
                              VRDN, AMT, Series A (a):
                      5,400     3.75% due 3/01/2015 (c)                                                            5,400
                      3,200     3.75% due 12/01/2020                                                               3,200
                      2,400   Arizona Health Facilities Authority, Hospital Systems Revenue Bonds (Northern
                              Arizona Healthcare), VRDN, AMT, Series B, 3.65% due 10/01/2026 (a)(c)                2,400
                        290   Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary Hospital
                              Federation), VRDN, Series B, 3.65% due 10/01/2015 (a)(d)                               290
                      6,000   Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal
                              Revenue Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT,
                              3.55% due 9/01/1998                                                                  6,000
                              Coconino County, Arizona, Pollution Control Corp., Arizona Public Service
                              Revenue Bonds, VRDN, AMT, Series A (a):
                      6,710     3.80% due 12/01/2031                                                               6,710
                     12,600     (Navajo Project), 3.80% due 10/01/2029                                            12,600
                      1,850   Coconino County, Arizona, Unified School District No. 1 (Flagstaff), TAN,
                              Series A, 4.40% due 6/30/1998                                                        1,852
                              Maricopa County, Arizona, IDA, IDR (Citizens Utility), CP:
                      1,465     3.55% due 5/12/1998                                                                1,465
                      7,500     3.60% due 7/09/1998                                                                7,500
                              Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                      6,200     (Privado Park Apartments Project), Series A, 3.80% due 12/15/2033                  6,200
                      5,200     (Vista Ventana Apartments Project), Series D, 3.80% due 12/15/2033                 5,200
                              Maricopa County, Arizona, Pollution Control Corp., PCR, CP (Southern California
                              Edison--Palo Verde Project):
                      2,300     Series D, 3.45% due 6/12/1998                                                      2,300
                      3,700     Series E, 3.50% due 4/06/1998                                                      3,700
                      1,200     Series E, 3.55% due 7/14/1998                                                      1,200
                              Maricopa County, Arizona, School District, TAN:
                      2,000     No. 06 (Washington Elementary), Series C, 4.60% due 6/30/1998                      2,004
                      1,000     No. 08 (Osborn), UT, Series A, 4.40% due 6/30/1998                                 1,001
                      3,000     No. 40 (Glendale), UT, Series B, 4.80% due 6/30/1998                               3,007
                      2,000     No. 66 (Roosevelt Elementary), Series B, 4.80% due 6/30/1998                       2,004
                      4,000   Maricopa County, Arizona, Unified High School District, No. 210 (Phoenix Project
                              of 1995), UT, Series B, 8% due 7/01/1998                                             4,040

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
CP            Commercial Paper
DATES         Daily Adjustable Tax-Exempt Securities
GO            General Obligation Bonds
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
TAN           Tax Anticipation Notes
UT            Unlimited Tax
VRDN          Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona                       Maricopa County, Arizona, Unified School District, TAN:
(continued)         $ 5,000     No. 11 (Peoria), UT, Series A, 4.40% due 6/30/1998                              $  5,006
                      2,000     No. 41 (Gilbert), Series C, 4.60% due 6/30/1998                                    2,004
                      3,000     No. 69 (Paradise Valley), Series C, 4.60% due 6/30/1998                            3,006
                      1,000     No. 93 (Cave Creek), UT, Series A, 4.40% due 6/30/1998                             1,001
                      2,500     No. 97 (Deer Valley), UT, Series A, 4.40% due 6/30/1998                            2,503
                              Mohave County, Arizona, IDA, IDR (Citizens Utilities Co. Project), AMT:
                      5,000     CP, 3.80% due 4/07/1998                                                            5,000
                      5,400     CP, 3.60% due 5/15/1998                                                            5,400
                      2,090     VRDN, 3.75% due 5/01/2032 (a)                                                      2,090
                      4,120   Navajo County, Arizona, IDA, IDR (Citizens Utilities Co. Project), VRDN, AMT,
                              3.75% due 5/01/2032 (a)                                                              4,120
                      7,000   Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Lease
                              Revenue Bonds, VRDN, 3% due 7/01/2003 (a)                                            7,000
                      1,000   Phoenix, Arizona, GO, UT, 6.50% due 7/01/1998                                        1,007
                              Phoenix, Arizona, IDA, IDR, VRDN, AMT (a):
                      4,535     (Laich Industries Corp. Project), 3.85% due 9/01/2016                              4,535
                      1,500     Refunding (V.A.W. of America, Inc.), 3.85% due 2/01/2012                           1,500
                              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                      3,000     (Heather Ridge Apartments Project), AMT, Series A, 3.80% due 12/15/2037 (f)        3,000
                      8,420     (Mariners Poinnte Apartments Project), AMT, Series A, 3.95% due 10/01/2023         8,420
                      4,000     Refunding (Paradise Lakes Apartments Project), 3.85% due 7/01/2025                 4,000
                      7,770     (Sunset Ranch), COP, 3.80% due 12/01/2027                                          7,770
                      1,100   Phoenix, Arizona, VRDN, UT, Series 95-2, 3.70% due 6/01/2020 (a)                     1,100
                              Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds, VRDN (a):
                      1,000     (Brush Wellman Inc., Project), 3.80% due 9/01/2009                                 1,000
                      1,650     (Tucson Retirement Center), 3.45% due 1/01/2009                                    1,650
                              Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                      1,000     (Quail Ridge Apartments), AMT, Series B, 3.80% due 12/15/2033                      1,000
                      6,790     Refunding (Eastside Place Apartments), 3.75% due 5/01/2027                         6,790
                      5,000     Refunding (La Cholla Apartments Project), 3.70% due 12/01/2025                     5,000
                              Pima County, Arizona, Unified School District, UT, Series A (d):
                        500     No. 06 (Marana Project of 1997), 3.75% due 7/01/1998                                 500
                      1,000     No. 10 (Amphitheater Projects of 1994), 7% due 7/01/1998                           1,009
                      7,100   Pinal County, Arizona, IDA, Hospital Revenue Bonds (Casa Grande Regional
                              Medical Center), VRDN, 3.70% due 12/01/2022 (a)                                      7,100
                      2,700   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.),
                              VRDN, 3.65% due 12/01/2009 (a)                                                       2,700
                        400   Pinal County, Arizona, IDA, PCR (Newmont Mining Corp.), DATES, VRDN,
                              3.65% due 12/01/2009 (a)                                                               400
                      2,380   Santa Cruz County, Arizona, IDA, IDR (Citizens Utilities), CP, 3.55% due 5/12/1998   2,380
                      5,900   Tempe, Arizona, Excise Tax Revenue Bonds, VRDN, 3.70% due 7/01/2023 (a)              5,900
                              Yavapai County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                        100     3.50% due 4/07/1998                                                                  100
                      3,300     3.80% due 4/07/1998                                                                3,300
                      4,500     3.55% due 8/14/1998                                                                4,500
                      1,600   Yavapai County, Arizona, IDA, IDR, Refunding (Kachina Pointe Project), VRDN,
                              3.45% due 1/01/2009 (a)                                                              1,600

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                               (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona             $   810   Yuma and La Paz Counties, Arizona, Community District, Revenue Refunding
(concluded)                   Bonds (Arizona Western College), UT, 6.20% due 7/01/1998 (b)                       $   815
                      2,000   Yuma, Arizona, IDA, IDR (Meadowcraft Inc., Project), VRDN, 3.85% due
                              11/01/2012 (a)                                                                       2,000
                      3,625   Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                              VRDN, Series A, 3.50% due 11/01/2008 (a)                                             3,625

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank:
1.1%                  1,235     CP, 3.10% due 4/09/1998                                                            1,235
                      1,200     Refunding, VRDN, 3.375% due 12/01/2015 (a)(c)                                      1,200

                              Total Investments (Cost--$211,539*)--99.2%                                         211,539

                              Other Assets Less Liabilities--0.8%                                                  1,738
                                                                                                                --------
                              Net Assets--100.0%                                                                $213,277
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Prerefunded.
(f)FNMA Collateralized.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$211,539,074) (Note 1a)                                           $  211,539,074
Cash                                                                                                              52,253
Interest receivable                                                                                            1,543,955
Prepaid registration fees and other assets (Note 1d)                                                             340,567
                                                                                                          --------------
Total assets                                                                                                 213,475,849
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $       91,550
 Distributor (Note 2)                                                                            58,040          149,590
                                                                                         --------------
Accrued expenses and other liabilities                                                                            49,570
                                                                                                          --------------
Total liabilities                                                                                                199,160
                                                                                                          --------------
Net Assets                                                                                                $  213,276,689
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   21,331,822
Paid-in capital in excess of par                                                                             191,986,330
Accumulated realized capital losses--net (Note 4)                                                                (41,463)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 213,318,217 shares of
beneficial interest outstanding                                                                           $  213,276,689
                                                                                                          ==============


See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium earned                                                               $    6,619,245

Expenses:
Investment advisory fees (Note 2)                                                        $      888,435
Distribution fees (Note 2)                                                                      218,259
Registration fees (Note 1d)                                                                      58,957
Professional fees                                                                                50,484
Accounting services (Note 2)                                                                     39,972
Transfer agent fees (Note 2)                                                                     24,502
Custodian fees                                                                                   16,478
Amortization of organization expenses (Note 1d)                                                   6,503
Pricing fees                                                                                      3,394
Trustees' fees and expenses                                                                       1,289
Other                                                                                               559
                                                                                         --------------
Total expenses                                                                                                 1,308,832
                                                                                                          --------------
Investment income--net                                                                                         5,310,413
Realized Loss on Investments--Net (Note 1c)                                                                       (5,210)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    5,305,203
                                                                                                          ==============


See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                      March 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:
Investment income--net                                                                   $    5,310,413   $    4,215,621
Realized loss on investments--net                                                                (5,210)         (29,558)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          5,305,203        4,186,063
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (5,310,413)      (4,215,621)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (5,310,413)      (4,215,621)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            823,452,683      811,252,304
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        5,310,334        4,215,615
                                                                                         --------------   --------------
                                                                                            828,763,017      815,467,919
Cost of shares redeemed                                                                    (785,032,055)    (783,407,673)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     43,730,962       32,060,246
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 43,725,752       32,030,688
Beginning of year                                                                           169,550,937      137,520,249
                                                                                         --------------   --------------
End of year                                                                              $  213,276,689   $  169,550,937
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                    For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    1998          1997         1996          1995          1994
Per Share Operating Performance:
Net asset value, beginning of year                       $   1.00      $   1.00    $   1.00      $   1.00       $   1.00
                                                         --------      --------    --------      --------       --------
Investment income--net                                        .03           .03         .03           .03            .02
                                                         --------      --------    --------      --------       --------
Total from investment operations                              .03           .03         .03           .03            .02
                                                         --------      --------    --------      --------       --------
Less dividends from investment income--net                   (.03)         (.03)       (.03)         (.03)          (.02)
                                                         --------      --------    --------      --------       --------
Net asset value, end of year                             $   1.00      $   1.00    $   1.00      $   1.00       $   1.00
                                                         ========      ========    ========      ========       ========
Total Investment Return                                     3.05%         2.86%       3.35%         2.83%          1.90%
                                                         ========      ========    ========      ========       ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                               .74%          .76%        .58%          .54%           .59%
                                                         ========      ========    ========      ========       ========
Expenses                                                     .74%          .76%        .77%          .85%           .98%
                                                         ========      ========    ========      ========       ========
Investment income--net                                      2.99%         2.80%       3.27%         2.84%          1.89%
                                                         ========      ========    ========      ========       ========
Supplemental Data:
Net assets, end of year (in thousands)                   $213,277      $169,551    $137,520      $103,717       $ 73,414
                                                         ========      ========    ========      ========       ========

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940,

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $41,000, of which $6,000 expires in 2004, $30,000 expires in 2005 and $5,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA CALIFORNIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA CALIFORNIA MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Mu-nicipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 8, 1998

-------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998                      (In Thousands)
===============================================================================


                 Face                                                                                                      Value
State           Amount                                  Issue                                                            (Note la)
----------------------------------------------------------------------------------------------------------------------------------
California--    $ 13,000                Abag Finance Authority for Nonprofit Corporations, California
93.0%                                   (University of California Project), VRDN, 3.60% due 12/01/2001 (a)..........       $13,000
                  10,435                California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series III-C,
                                        3.55% due 8/01/2039 (a).....................................................        10,435
                   4,740                California HFA, Revenue Bonds, COP, VRDN, UT, Series STP-249,
                                        3.70% due 8/01/2028 (a).....................................................         4,740
                                        California Health Facilities Financing Authority Revenue Bonds, VRDN (a):
                   2,100                      (Adventist Hospital), Series B, 3.35% due 9/01/2028 (b)...............         2,100
                  13,840                      (Pooled Loan Program), Series 85-B, 3.40% due 10/01/2010 (c)..........        13,840
                   2,300                      (Pooled Loan Program), Series A, 3.40% due 6/01/2007..................         2,300
                   3,600                      Refunding (Sutter Health Hospital), Series B, 3.60%
                                              due 7/01/2012 (d).....................................................         3,600
                  14,850                      Refunding (Sutter Health Hospital), Series C, 3.60%
                                              due 7/01/2022 (e).....................................................        14,850
                   6,600                      (Scripps Memorial Hospital), Series A, 3.40% due 12/01/2005 (b).......         6,600
                   8,530                      (Scripps Memorial Hospital), Series B, 3.40% due 12/01/2015 (b).......         8,530
                   5,600                California Pollution Control Financing Authority, Environmental
                                        Improvement Revenue Bonds (Atlantic), VRDN, 3.65% due 12/01/2032 (a)........         5,600
                                        California Pollution Control Financing Authority, PCR, Refunding
                                        (Pacific Gas and Electric):
                   5,200                      CP, Series D, 3.45% due 5/08/1998.....................................         5,200
                   8,100                      CP, Series E, 3.35% due 5/01/1998.....................................         8,100
                  23,000                      CP, Series E, 3.25% due 5/12/1998.....................................        23,000
                   5,900                      CP, Series E, 3.40% due 7/14/1998.....................................         5,900
                  11,400                      VRDN, AMT, Series D, 3.60% due 1/01/2010 (a)..........................        11,400
                   5,000                      VRDN, Series F, 3.60% due 11/01/2026 (a)..............................         5,000
                                        California Pollution Control Financing Authority, PCB (Southern
                                        California Edison Co.), CP:
                   8,000                      Series A, 3.65% due 2/28/2008.........................................         8,000
                  13,000                      Series B, 3.65% due 2/28/2008.........................................        13,000
                   8,700                      Series C, 3.65% due 2/28/2008.........................................         8,700
                  15,700                      Series D, 3.40% due 6/15/1998.........................................        15,700
                                        California Pollution Control Financing Authority, Resource
                                        Recovery Revenue Bonds, VRDN, AMT (a):
                   3,300                      (Atlantic Richfield Company Project), Series A, 3.70%
                                              due 12/01/2024........................................................         3,300
                   9,900                      (Delano Project), 3.70% due 8/01/2019.................................         9,900
                  11,900                      (Delano Project), 3.70% due 8/01/2019.................................        11,900
                  22,200                      (Delano Project), Series 1991, 3.70% due 8/01/2019....................        22,200
                   7,800                      (Honey Lake Power Project), 3.70% due 9/01/2018.......................         7,800
                  15,400                      Refunding (Ultra Power Malaga Project), Series A, 3.70%
                                              due 4/01/2017.........................................................        15,400
                   4,300                      Refunding (Ultra Power Malaga Project), Series B, 3.70%
                                              due 4/01/2017.........................................................         4,300
                  15,200                      Refunding (Ultra Power Rocklin Project), Series A, 3.70%
                                              due 6/01/2017.........................................................        15,200
                   8,600                      Refunding (Ultra Power Rocklin Project), Series B, 3.70%
                                              due 6/01/2017.........................................................         8,600
                   6,700                California Pollution Control Financing Authority, Solid Waste Disposal
                                        Revenue Bonds (Shell Martinez Refining), VRDN, AMT, Series A,
                                        3.60% due 10/01/2031 (a)....................................................         6,700

==================================================================================================================================


  Portfolio Abbreviations for CMA California Municipal Money Fund

  ACES(SM)  Adjustable Convertible Extended Securities
  AMT       Alternative Minimum Tax (subject to)
  COP       Certificates of Participation
  CP        Commercial Paper
  GO        General Obligation Bonds
  HFA       Housing Financing Agency
  IDR       Industrial Development Revenue Bonds
  M/F       Multi-Family
  MSTR      Municipal Securities Trust Receipts
  PCR       Pollution Control Revenue Bonds
  RAN       Revenue Anticipation Notes
  TAN       Tax Anticipation Notes
  TRAN      Tax Revenue Anticipation Notes
  UT        Unlimited Tax
  VRDN      Variable Rate Demand Notes

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
California        $ 25,000          California Public Capital Improvements Financing Authority Revenue Bonds
(continued)                         (Pooled Loan Project), Series D, 3.60% due 6/15/1998 ......................  $  25,000
                                    California State Economic Development Financing Authority, IDR, VRDN (a):
                     4,000                (Harvel Plastics Inc. Project), 3.90% due 3/01/2010 .................      4,000
                     5,000                (Kuhnash Properties/Arkay Project), AMT, 3.65% due 4/01/2017 ........      5,000
                    94,675          California State, GO, CP, 4.50% due 6/30/1998 94,852
                                    California State, MSTR, VRDN (a):
                     8,700                Series SGA 58, 3.70% due 6/01/2026 (c) ..............................      8,700
                     4,470                Series SGA 72, 3.70% due 6/01/2017 (c) ..............................      4,470
                     1,000                Series SGB 15, 3.70% due 8/01/2019 ..................................      1,000
                     6,235          California State, VRDN, UT, Series 1996 SG-84, 3.70% due 3/01/2020 (a)(e) .      6,235
                                    California Statewide Community Development Authority, M/F Revenue Bonds,
                                    VRDN, AMT (a):
                    10,000                (Canyon Creeks Apartments), Series C, 3.50% due 8/15/2025 (f) .......     10,000
                     3,660                (Greenback Manor Apartments), Series A, 3.70% due 2/01/2028 .........      3,660
                     4,200                (Kimberly Woods), Series B, 3.50% due 6/15/2025 (f) .................      4,200
                     1,900          California Statewide Community Development Authority Revenue Bonds,
                                    COP (Saint Joseph's Health Systems Group), VRDN, 3.60% due 7/01/2024 (a) ..      1,900
                    10,300          California Statewide Community Development Authority Solid Waste
                                    Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT,
                                    3.70% due 12/15/2024 (a) ..................................................     10,300
                   116,000          California Transportation Finance Authority, VRDN, 3.60%
                                    due 10/01/2027 (a)(e) .....................................................    116,000
                                    Chula Vista, California, IDR, Refunding (San Diego Gas and Electric Co.),
                                    VRDN, AMT (a):
                    13,500                Series A, 3.70% due 3/01/2023 .......................................     13,500
                    17,200                Series B, 3.70% due 12/01/2021 ......................................     17,200
                                    Chula Vista, California, IDR (San Diego Gas & Electric Co.), CP, AMT,
                                    Series D:
                    10,000                3.25% due 4/01/1998 .................................................     10,000
                    20,000                3.55% due 6/10/1998 .................................................     20,000
                    20,000                3.35% due 6/12/1998 .................................................     20,000
                    10,000                3.50% due 7/14/1998 .................................................     10,000
                    10,000          Contra Costa County, California, CP, 3.15% due 4/01/1998 ..................     10,000
                                    Eagle Tax-Exempt Trust, VRDN (a):
                    14,800                California HFA, M/F, Series 1994 C-7, 3.62% due 8/01/2023 ...........     14,800
                     9,300                California State, Series 95, Class 0151, 3.62% due 11/01/2020 .......      9,300
                     9,500                California State, Series 95, Class 0501, 3.43% due 2/01/2006 ........      9,500
                    15,300                Series 1994 C-6, 3.62% due 8/01/2017 ................................     15,300
                                    East Bay, California, Municipal Utility District, Wastewater Treatment
                                    System Revenue Bonds, CP:
                    13,800                3.35% due 6/10/1998 .................................................     13,800
                     7,550                3.45% due 6/11/1998 .................................................      7,550
                    18,600                3.40% due 7/14/1998 .................................................     18,600
                     7,050          Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                                    Project), VRDN, Series A, 3.70% due 12/01/2016 (a) ........................      7,050
                    12,150          Fremont, California, Unified School District (Alameda County), MSTR, VRDN,
                                    UT, Series SGA-37, 3.65% due 8/01/2020 (a)(b) .............................     12,150
                                    Golden Empire Schools Financing Authority, California, Revenue Refunding
                                    Bonds, VRDN (a):
                     8,800                (Golden Empire Project), Series B, 3.45% due 12/01/2024 .............      8,800
                    11,100                (Kern High School District), Series A, 3.45% due 12/01/2024 .........     11,100
                     6,620          Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds
                                    (Jeffery Court Senior Apartments), VRDN, 3.65% due 3/01/2028 (a) ..........      6,620

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
California        $ 20,000          Kern County, California, Superintendent of Schools, COP, VRDN, Series A,
(continued)                         3.65% due 12/01/2021 (a) ..................................................   $ 20,000
                    18,985          Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                                    Apartments), VRDN, 3.40% due 7/01/2019 (a) ................................     18,985
                                    Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                    17,000                3.55% due 6/10/1998 .................................................     17,000
                    16,500                3.60% due 6/19/1998 .................................................     16,500
                    25,000          Long Beach, California, TRAN, 4.50% due 10/08/1998 ........................     25,086
                     3,000          Los Angeles, California, Department of Airports, Airport Revenue
                                    Municipal Trust Bonds, VRDN, AMT, Series SG-61, 3.67%
                                    due 5/15/2020 (a)(c) ......................................................      3,000
                                    Los Angeles, California, Department of Water and Power Revenue Bonds, CP:
                    24,700                3.20% due 4/01/1998 .................................................     24,700
                    10,000                3.20% due 5/01/1998 .................................................     10,000
                     7,200                3.30% due 5/14/1998 .................................................      7,200
                     4,900                3.30% due 6/12/1998 .................................................      4,900
                    20,000                3.40% due 6/15/1998 .................................................     20,000
                    11,000                3.50% due 7/14/1998 .................................................     11,000
                     4,300                3.55% due 7/14/1998 .................................................      4,300
                     4,005          Los Angeles, California, Department of Water and Power, Revenue Bonds
                                    (Electric Plant), MSTR, VRDN, Series SGA-6, 3.65% due 11/15/2019 (a) ......      4,005
                     5,000          Los Angeles, California, Harbor Department Revenue Bonds, VRDN, AMT,
                                    Series SG-59, 3.67% due 8/01/2026 (a)(b) ..................................      5,000
                     5,200          Los Angeles, California, M/F Housing Revenue Bonds (Casden Project),
                                    VRDN, Series K, 3.55% due 7/01/2010 (a) 5,200 Los Angeles,
                                    California, M/F Housing Revenue Refunding Bonds, VRDN (a):
                    12,660                (Canyon Creek Project), Series C, 3.45% due 12/01/2010 ..............     12,660
                     8,340                (Mountainback Apartment Project), Series B, 3.45% due 12/01/2010 ....      8,340
                                    Los Angeles, California, Unified School District, TRAN:
                     8,400                Series A, 4.50% due 7/01/1998 .......................................      8,414
                    12,445                Series B, 4.50% due 10/01/1998 ......................................     12,485
                    14,300          Los Angeles, California, Wastewater System Revenue Bonds, CP, 3.45%
                                    due 6/10/1998 .............................................................     14,300
                    15,000          Los Angeles County, California, CP, 2.90% due 4/01/1998 ...................     15,000
                                    Los Angeles County, California, Capital Asset Leasing Corporation,
                                    Leasehold Revenue Bonds, CP:
                     5,000                3.40% due 4/14/1998 .................................................      5,000
                    14,250                3.30% due 5/01/1998 .................................................     14,250
                     8,200                3.35% due 5/01/1998 .................................................      8,200
                     6,500                3.70% due 6/10/1998 .................................................      6,500
                     3,000          Los Angeles County, California, Local Education Agency, COP, TRAN,
                                    Series B, 4.50% due 9/30/1998 (e) .........................................      3,008
                                    Los Angeles County, California, Metropolitan Transportation Authority,
                                    Revenue Bonds, VRDN (a)(e):
                    33,675                Series SGB-1, 3.70% due 7/01/2025 ...................................     33,675
                    13,000                Series SGB-2, 3.70% due 7/01/2021 ...................................     13,000
                     5,400                Series SGB-3, 3.70% due 7/01/2016 ...................................      5,400
                                    Los Angeles County, California, Metropolitan Transportation Authority,
                                    Sales Tax Revenue Bonds, VRDN (a):
                    12,530                Series SG-46, 3.70% due 7/01/2017 (d) ...............................     12,530
                    43,000                Series SG-55, 3.70% due 7/01/2018 (b) ...............................     43,000
                     1,000          Los Angeles County, California, Public Works Financing Authority,
                                    Lease Revenue Refunding Bonds (Master Refunding Project), Series A,
                                    4% due 3/01/1999 (e) ......................................................      1,004

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
California                          Metropolitan Water District (Southern California), CP, Series B:
(continued)        $ 7,400                3.15% due 4/01/1998 .................................................    $ 7,400
                    21,800                3.45% due 6/10/1998 .................................................     21,800
                     1,600                3.40% due 7/14/1998 .................................................      1,600
                    10,000          Metropolitan Water District (Southern California), Waterworks Revenue
                                    Bonds, VRDN, Series C, 3.05% due 7/01/2028 (a) ............................     10,000
                     7,435          Monrovia, California, Unified School District, MSTR, VRDN, Series 1997
                                    SGA-70, 3.65% due 8/01/2022 (a)(b) ........................................      7,435
                    13,570          Port Oakland, California, Revenue Bonds, MSTR, VRDN, AMT, Series 1997
                                    SG-112, 3.67% due 11/01/2025 (a)(b) .......................................     13,570
                     7,570          Redlands, California, COP, Refunding (Sewer Facilities Project), VRDN,
                                    3.30% due 9/01/2017 (a)(c) ................................................      7,570
                                    Redlands, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                     3,300                (Orange Village Apartments Project), AMT, 3.70% due 8/01/2018 .......      3,300
                    12,500                Refunding (Parkview Terrace Project), 3.35% due 2/01/2016 ...........     12,500
                                    Regents of the University of California, CP:
                    25,000                3.15% due 4/06/1998 .................................................     25,000
                    15,521                Series B, 3.20% due 4/01/1998 .......................................     15,521
                     8,000                Series B, 3.20% due 5/01/1998 .......................................      8,000
                    26,500                Series B, 3.40% due 5/01/1998 .......................................     26,500
                    20,000                Series B, 3.55% due 7/14/1998 .......................................     20,000
                                    Riverside County, California, COP (Riverside County Public
                                    Facilities), ACES (a):
                     5,353                Series A, 3.45% due 12/01/2015 ......................................      5,353
                     2,475                Series D, 3.45% due 12/01/2015 ......................................      2,475
                     9,970          Riverside County, California, School Financing Authority, RAN, 4.50%
                                    due 10/01/1998 ............................................................     10,000
                     4,300          Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                                    (Roseville Hospital), VRDN, Series A, 3.35% due 10/01/2014 (a) ............      4,300
                    20,000          Sacramento, California, City Unified School District, TRAN, 4.25%
                                    due 12/01/1998 ............................................................     20,058
                     5,760          Sacramento, California, Municipal Utility District, Electric Revenue
                                    Bonds, VRDN, Series SGB-4, 3.70% due 8/15/2021 (a)(d) .....................      5,760
                     7,000          Sacramento County, California TRAN, 4.50% due 9/30/1998 ...................      7,022
                     7,444          Sacramento Municipal Utility District, California, CP, 3.50%
                                    due 5/08/1998 .............................................................      7,444
                     3,700          San Bernardino, California, M/F Housing Revenue Refunding Bonds
                                    (Village Crossing), VRDN, Series A, 3.65% due 2/01/2027 (a) ...............      3,700
                     6,000          San Bernardino County, California, Residential Mortgage Revenue
                                    Refunding Bonds (Ramona Garden), VRDN, Series A, 3.40% due 2/01/2017 (a) ..      6,000
                     2,000          San Diego, California, IDR, Refunding (San Diego Gas & Electric), CP,
                                    Series A, 3.40% due 6/15/1998 .............................................      2,000
                                    San Diego, California, M/F Housing Authority Revenue Bonds, VRDN (a):
                     7,540                (La Cima Apartments), Series K, 3.35% due 12/01/2008 ................      7,540
                    17,050                (Nobel Court Apartments), 3.35% due 12/01/2008 ......................     17,050
                     4,000          San Diego, California, Sewer Revenue Bonds, VRDN, Series SG-14, 3.62%
                                    due 5/15/2020 (a)(b) ......................................................      4,000
                    27,280          San Diego, California, TAN, Series A, 4.50% due 9/30/1998 .................     27,364
                     3,000          San Diego, California, Unified School District, TRAN, Series B,
                                    4.75% due 1/29/1999 .......................................................      3,029
                    29,960          San Diego County, California, TRAN, 4.50% due 9/30/1998 ...................     30,052

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Concluded)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
California                          San Francisco, California, City and County Airports Commission
(concluded)                         (San Francisco International Airport), VRDN (a):
                  $ 16,555                MSTR, AMT, Series SG-116, 3.67% due 5/01/2026 .......................   $ 16,555
                     3,800                MSTR, AMT, Series SGA-56, 3.70% due 5/01/2026 (b) ...................      3,800
                     3,645                Series SG-88, MSTR, 3.62% due 5/01/2021 (c) .........................      3,645
                    12,590                Series SG-113, 3.62% due 5/01/2026 (c) ..............................     12,590
                                    San Joaquin County, California, Transportation Authority, Sales Tax
                                    Revenue Bonds, CP:
                    10,000                3.15% due 5/01/1998 .................................................     10,000
                     5,000                3.40% due 5/01/1998 .................................................      5,000
                                    San Jose, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                    13,000                (Siena at Renaissance), AMT, 3.60% due 12/01/2029 ...................     13,000
                     6,360                (Timberwood), 3.40% due 2/01/2020 ...................................      6,360
                     2,000          San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                    Revenue Bonds, VRDN, Series SG-49, 3.62% due 11/15/2020 (a)(c) ............      2,000
                     5,400          Santa Barbara County, California, TRAN, Series A, 4.50% due 10/01/1998 ....      5,419
                     8,690          Santa Clara County, California, TRAN, 4.75% due 10/01/1998 ................      8,728
                     5,325          Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                                    Project), VRDN, AMT, Series A, 3.70% due 6/01/2018 (a) ....................      5,325
                     3,550          Simi Valley, California, Community Redevelopment Agency, M/F Housing
                                    Revenue Bonds (Ashlee Manor Project), VRDN, AMT, Series A, 3.70% due
                                    10/01/2017 (a) ............................................................      3,550
                    12,000          Simi Valley, California, M/F Housing Revenue Bonds (Shadowridge
                                    Apartments), VRDN, 3.70% due 9/01/2019 (a) ................................     12,000
                     8,290          Southern California Public Power Authority, Power Project Revenue Bonds,
                                    VRDN, Series 90-A, 3.70% due 1/01/2007 (a) ................................      8,290
                     3,100          Southern California Public Power Authority, Transmission Project Revenue
                                    Refunding (Southern Transmission), VRDN, 3.25% due 7/01/2019 (a) ..........      3,100
                                    State of California, CP:
                    15,000                3.10% due 4/13/1998 .................................................     15,000
                    22,800                3.10% due 4/13/1998 .................................................     22,800
                    35,800                3.45% due 4/16/1998 .................................................     35,800
                     5,000                3.10% due 4/17/1998 .................................................      5,000
                    12,000                3.40% due 4/20/1998 .................................................     12,000
                    27,300                3.45% due 4/20/1998 .................................................     27,300
                    17,500                3.65% due 5/01/1998 .................................................     17,500
                    27,600          Victor Valley, California, Community College District, COP (Capital
                                    Improvement Financing Project), VRDN, 3.65% due 12/01/2024 (a) ............     27,600
---------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                       Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
6.3%                14,160                3.25% due 4/09/1998 .................................................     14,160
                    18,000                3.15% due 4/13/1998 .................................................     18,000
                    10,000                3.25% due 4/15/1998 .................................................     10,000
                    75,000          Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998 .............     75,204
                     8,760          Puerto Rico, Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                                    Series SGA-43, 3.60% due 7/01/2022 (a)(b) .................................      8,760
---------------------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$1,990,953)--99.3% ...............................  1,990,953
                                    Other Assets Less Liabilities--0.7% .......................................     14,710
                                                                                                                ----------
                                    Net Assets--100.0% ........................................................ $2,005,663
                                                                                                                ==========
==========================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1998.
(b) MBIA Insured.
(c) FGIC Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) FNMA Collateralized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 1998
================================================================================

Assets:
Investments, at value (identified cost--$1,990,952,978*) (Note 1a) ...                  $ 1,990,952,978
Cash .................................................................                           31,500
Receivables:
   Interest ..........................................................   $ 14,415,331
   Securities sold ...................................................         25,763        14,441,094
                                                                         ------------
Prepaid registration fees and other assets (Note 1d) .................                        1,798,072
                                                                                        ---------------
Total assets .........................................................                    2,007,223,644
                                                                                        ---------------
Liabilities:
Payables:
   Investment adviser (Note 2) .......................................        733,683
   Distributor (Note 2) ..............................................        565,625         1,299,308
                                                                         ------------
Accrued expenses and other liabilities ...............................                          261,504
                                                                                        ---------------
Total liabilities ....................................................                        1,560,812
                                                                                        ---------------
Net Assets ...........................................................                  $ 2,005,662,832
                                                                                        ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value,
unlimited number of shares authorized ................................                  $   200,662,264
Paid-in capital in excess of par .....................................                    1,805,958,716
Accumulated realized capital losses--net (Note 4) ....................                         (958,148)
                                                                                        ---------------
Net Assets--Equivalent to $1.00 per share based on
2,006,622,639 shares of beneficial interest outstanding ..............                  $ 2,005,662,832
                                                                                        ===============

* Cost for Federal income tax purposes was $1,990,960,039. As of March 31, 1998, net unrealized depreciation for Federal income tax purposes amounted to $7,061, all of which related to depreciated securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statement of Operations for the Year Ended March 31, 1998
================================================================================

Investment Income (Note 1c):
Interest and amortization of premium earned ...........             $62,786,633

Expenses:
Investment advisory fees (Note 2) ..................... $7,429,249
Distribution fees (Note 2) ............................  2,160,142
Transfer agent fees (Note 2) ..........................    216,686
Registration fees (Note 1d) ...........................    168,311
Accounting services (Note 2) ..........................    134,365
Custodian fees ........................................     98,656
Professional fees .....................................     70,267
Trustees' fees and expenses ...........................     12,389
Pricing fees ..........................................        550
Other .................................................     13,666
                                                        ----------
Total expenses ........................................              10,304,281
                                                                    -----------
Investment income--net ................................              52,482,352
Realized Loss on Investments--Net (Note 1c) ...........                 (44,912)
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..             $52,437,440
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statements of Changes in Net Assets
================================================================================

                                                                         For the Year Ended March 31,
                                                                      ----------------------------------
Increase (Decrease) in Net Assets:                                           1998               1997
---------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................   $    52,482,352    $    42,120,588
Realized gain (loss) on investments--net ..........................           (44,912)            26,624
                                                                      ---------------    ---------------
Net increase in net assets resulting from operations ..............        52,437,440         42,147,212
                                                                      ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ............................................       (52,480,433)       (42,120,540)
                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders       (52,480,433)       (42,120,540)
                                                                      ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ..................................     7,751,865,673      6,159,698,384
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ...............................................        52,479,878         42,121,016
                                                                      ---------------    ---------------
                                                                        7,804,345,551      6,201,819,400
Cost of shares redeemed ...........................................    (7,364,441,995)    (6,057,183,986)
                                                                      ---------------    ---------------
Net increase in net assets derived from beneficial
interest transactions .............................................       439,903,556        144,635,414
                                                                      ---------------    ---------------
Net Assets:
Total increase in net assets ......................................       439,860,563        144,662,086
Beginning of year .................................................     1,565,802,269      1,421,140,183
                                                                      ---------------    ---------------
End of year .......................................................   $ 2,005,662,832    $ 1,565,802,269
                                                                      ===============    ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Financial Highlights
================================================================================

The following per share data and ratios
have been derived from information provided
in the financial statements.                                     For the Year Ended March 31,
                                             ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:         1998         1997           1996          1995          1994
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                             ----------    ----------    ----------    ----------    ----------
Investment income--net ...................          .03           .03           .03           .03           .02
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations .........          .03           .03           .03           .03           .02
                                             ----------    ----------    ----------    ----------    ----------
Less dividends from investment income--net         (.03)         (.03)         (.03)         (.03)         (.02)
                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year .............   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                             ==========    ==========    ==========    ==========    ==========
Total Investment Return ..................         3.06%         2.90%         3.15%         2.66%         1.93%
                                             ==========    ==========    ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses .................................          .59%          .60%          .64%          .63%          .62%
                                             ==========    ==========    ==========    ==========    ==========
Investment income--net ...................         3.00%         2.85%         3.11%         2.62%         1.91%
                                             ==========    ==========    ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands) ...   $2,005,663    $1,565,802    $1,421,140    $1,168,234    $1,225,160
                                             ==========    ==========    ==========    ==========    ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,919 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Notes to Financial Statements (Concluded)
================================================================================

not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $951,000, of which $433,000 expires in 2002, $476,000 expires in 2003 and
$42,000 expires in 2006. This amount will be available to offset a like amount of any future taxable gains.

--------------------------------------------------------------------------------
CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA CONNECTICUT MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 4, 1998

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                               (IN THOUSANDS)

                          Face                                                                                         Value
State                    Amount                                Issue                                                 (Note la)
Connecticut--           $  4,735    Bethel, Connecticut, BAN, UT, 4% due 7/10/1998                                    $ 4,737
77.7%                     21,750    Connecticut State Development Authority, Health Care Revenue Bonds
                                    (Independent Living Project), VRDN, 3.50% due 7/01/2015 (a)                        21,750
                           4,135    Connecticut State Development Authority, IDB (Connecticut Spring and
                                    Stamping Corporation), VRDN, AMT, 3.60% due 9/01/2008 (a)                           4,135
                           4,000    Connecticut State Development Authority, IDR (Handy and Harman Refining),
                                    VRDN, AMT, 3.60% due 12/01/2017 (a)                                                 4,000
                                    Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                          32,350        (Connecticut Light & Power Co. Project), Series A, 3.65% due 9/01/2028         32,350
                           1,000        (United Illuminating Co. Project), 3.65% due 6/01/2026                          1,000
                          20,100        (Western Massachusetts Electric Co.), Series A, 3.35% due 9/01/2028            20,100
                           8,000    Connecticut State Development Authority Revenue Bonds (Solid Waste Project),
                                    VRDN, AMT, 3.40% due 8/01/2023 (a)                                                  8,000
                           3,575    Connecticut State, GO, Series B, 4.50% due 10/01/1998                               3,591
                          14,500    Connecticut State, GO, VRDN, UT, Series B, 3.65% due 5/15/2014 (a)                 14,500
                                    Connecticut State, HFA (Housing Mortgage Finance Program), AMT, CP, Series D:
                           3,375        3.80% due 4/07/1998                                                             3,375
                           4,500        3.45% due 6/01/1998                                                             4,500
                           4,450        3.45% due 6/09/1998                                                             4,450
                           4,500        3.40% due 6/12/1998                                                             4,500
                           4,505        3.50% due 8/14/1998                                                             4,505
                                    Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                           5,000        (Hospital of St. Raphael), VRDN, Series J, 3.45% due 7/01/2022 (a)              5,000
                           3,300        (Saint Mary's Hospital), Issue B, 7.80% due 7/01/1998 (c)                       3,398
                           1,000        (Sharon Hospital Issue), VRDN, Series A, 3.50% due 7/01/2027 (a)                1,000
                           2,815        (Yale--New Haven Hospital), Series E, 3.80% due 6/01/1998 (b)                   2,815
                           3,500        (Yale University), CP, Series P, 3.65% due 4/07/1998                            3,500
                           4,000        (Yale University), CP, Series P, 3.70% due 4/07/1998                            4,000
                           2,500        (Yale University), CP, Series P, 3.30% due 6/09/1998                            2,500
                           3,200        (Yale University), CP, Series P, 3.40% due 8/11/1998                            3,200
                           3,500        (Yale University), CP, Series P, 3.40% due 8/14/1998                            3,500
                          17,300        (Yale University), VRDN, Series T, 3.65% due 7/01/2029 (a)                     17,300
                          11,200        (Yale University), VRDN, Series T, 3.70% due 7/01/2029 (a)                     11,200
                                    Connecticut State Municipal Electric Energy Cooperative, Power Supply
                                    System Revenue Bonds, CP, Series A:
                           1,500        3.15% due 5/01/1998                                                             1,500
                           2,300        3.20% due 5/13/1998                                                             2,300
                           3,900        3.30% due 6/01/1998                                                             3,900
                          11,505    Connecticut State Refunding (Economic Recovery Notes), UT, 5% due 6/15/1998        11,534
                          19,900    Connecticut State Special Assessment Unemployment Compensation, Advanced
                                    Fund Revenue Bonds (Connecticut Unemployment), Series C, 3.90% due 7/01/1998 (b)   19,900
                          28,050    Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                                    Infrastructure), VRDN, Second Lien, Series 1, 3.65% due 12/01/2010 (a)             28,050


  Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

    AMT      Alternative Minimum Tax (subject to)
    BAN      Bond Anticipation Notes
    CP       Commercial Paper
    GO       General Obligation Bonds
    HFA      Housing Finance Agency
    IDB      Industrial Development Board
    IDR      Industrial Development Revenue Bonds
    M/F      Multi-Family
    MSTR     Municipal Securities Trust Receipts
    PCR      Pollution Control Revenue Bonds
    TRAN     Tax Revenue Anticipation Notes
    UT       Unlimited Tax
    VRDN     Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                 (IN THOUSANDS)

                   Face                                                                                                Value
State             Amount                           Issue                                                              (Note la)
Connecticut      $ 6,050    Danbury, Connecticut, BAN, UT, 4% due 8/07/1998                                            $ 6,062
(concluded)        8,000    Eagle Tax-Exempt Trust, Connecticut State, VRDN, Series 94, Class 0701,
                            3.70% due 10/07/1998 (a)                                                                     8,000
                            East Haven, Connecticut, BAN, UT:
                   6,000        4.25% due 7/15/1998                                                                      6,007
                   1,500        4% due 9/01/1998                                                                         1,501
                   5,600    East Lyme, Connecticut, BAN, UT, 4% due 2/17/1999                                            5,624
                   4,600    Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding
                            Bonds (Housing-Underwood Tower Project), VRDN, 3.50% due 6/01/2020 (a)(d)                    4,600
                   7,900    New Britain, Connecticut, BAN, VRDN, 3.40% due 4/14/1998 (a)                                 7,900
                   6,000    New Canaan, Connecticut, BAN, UT, 3.75% due 3/09/1999                                        6,016
                   2,500    Norwalk, Connecticut, BAN, UT, 4% due 7/15/1998                                              2,502
                   3,850    Plymouth, Connecticut, BAN, 4.25% due 8/06/1998                                              3,858
                   3,600    Prospect, Connecticut, BAN, UT, 3.90% due 4/15/1998                                          3,600
                   1,800    Shelton, Connecticut, Housing Authority Revenue Bonds (Crosby Commons
                            Project), VRDN, 3.60% due 1/01/2031 (a)                                                      1,800
                  12,500    Stamford, Connecticut, BAN, UT, 4% due 4/01/1998                                            12,500
                   8,400    Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                            Project), VRDN, AMT, 3.65% due 8/01/2024 (a)                                                 8,400
                   4,750    Watertown, Connecticut, BAN, UT, 3.50% due 9/22/1998                                         4,753
                   4,500    Westport, Connecticut, BAN, UT, Series A, 4% due 6/26/1998                                   4,503
                   4,400    Winchester, Connecticut, BAN, 4% due 8/04/1998                                               4,405

    Puerto Rico--           Eagle Tax-Exempt Trust, VRDN (a):
    19.2%          9,900        Puerto Rico Housing Finance Corp., 3.70% due 10/01/2011                                  9,900
                   7,200        Puerto Rico M/F Mortgage, Series C, 3.70% due 10/01/2011                                 7,200
                            Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
                   4,300        CP, 3.10% due 4/07/1998                                                                  4,300
                   4,300        CP, 3.10% due 4/08/1998                                                                  4,300
                   4,300        CP, 3.10% due 4/09/1998                                                                  4,300
                     300        Refunding, VRDN, 3.375% due 12/01/2015 (a)(e)                                              300
                   3,000    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                            Revenue Bonds, VRDN, Series X, 3.375% due 7/01/1999 (a)                                      3,000
                   8,000    Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                                8,020
                  27,450    Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                            Series SGA-43, 3.60% due 7/01/2022 (a)(e)                                                   27,450
                            Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                            Financing Authority Revenue Bonds, CP:
                   3,400        3.25% due 6/09/1998                                                                      3,400
                   1,850        3.80% due 9/01/1998                                                                      1,851
                   3,400        3.25% due 6/01/1998                                                                      3,400
                            Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                            Facilities Financing Authority, Higher Education Revenue Bonds, Series A:
                   6,800        (Ana G. Mendez University System Project), VRDN, 3.45% due 1/01/2015 (a)                 6,800
                   3,100        CP, 3.70% due 4/07/1998                                                                  3,100

                            Total Investments (Cost--$439,442*)--96.9%                                                 439,442

                            Other Assets Less Liabilities--3.1%                                                         13,853
                                                                                                                      --------
                            Net Assets--100.0%                                                                        $453,295
                                                                                                                      ========




(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.

See Notes to Financial Statements.

(b)  FGIC Insured.
(c)  Prefunded.
(d)  FSA Insured.
(e)  MBIA Insured.
     *Cost for Federal income tax purposes.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$439,441,751) (Note 1a)                                           $  439,441,751
Cash                                                                                                              34,787
Receivables:
 Securities sold                                                                         $   11,006,685
 Interest                                                                                     3,205,454       14,212,139
                                                                                         --------------
Prepaid registration fees and other assets (Note 1d)                                                              18,412
                                                                                                          --------------
Total assets                                                                                                 453,707,089
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                    200,125
 Distributor (Note 2)                                                                           122,594          322,719
                                                                                         --------------
Accrued expenses and other liabilities                                                                            89,563
                                                                                                          --------------
Total liabilities                                                                                                412,282
                                                                                                          --------------
Net Assets                                                                                                $  453,294,807
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                         $   45,347,315
Paid-in capital in excess of par                                                                             408,125,832
Accumulated realized capital losses--net (Note 4)                                                               (178,340)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 453,473,147 shares of
beneficial interest outstanding                                                                           $  453,294,807
                                                                                                          ==============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   13,063,026
Expenses:
Investment advisory fees (Note 2)                                                        $    1,826,850
Distribution fees (Note 2)                                                                      454,599
Accounting services (Note 2)                                                                     62,364
Registration fees (Note 1d)                                                                      56,680
Professional fees                                                                                51,399
Transfer agent fees (Note 2)                                                                     45,897
Custodian fees                                                                                   31,463
Pricing fees                                                                                      4,989
Trustees' fees and expenses                                                                       2,643
                                                                                         --------------
Total expenses                                                                                                 2,536,884
                                                                                                          --------------
Investment income--net                                                                                        10,526,142
Realized Loss on Investments--Net (Note 1c)                                                                      (39,858)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   10,486,284
                                                                                                          ==============


See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                     March 31,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:
Investment income--net                                                                   $   10,526,142   $    8,580,599
Realized loss on investments--net                                                               (39,858)          (7,261)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         10,486,284        8,573,338
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (10,523,142)      (8,579,669)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends
to shareholders                                                                             (10,523,142)      (8,579,669)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,405,810,520    1,090,795,423
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    10,523,097        8,579,691
                                                                                         --------------   --------------
                                                                                          1,416,333,617    1,099,375,114
Cost of shares redeemed                                                                  (1,302,932,701)  (1,072,800,492)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                    113,400,916       26,574,622
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                113,364,058       26,568,291
Beginning of year                                                                           339,930,749      313,362,458
                                                                                         --------------   --------------
End of year                                                                              $  453,294,807   $  339,930,749
                                                                                         ==============   ==============



See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    1998        1997          1996          1995            1994
Per Share Operating Performance:
Net asset value, beginning of year                     $   1.00     $   1.00       $   1.00      $   1.00       $   1.00
                                                       --------     --------       --------      --------       --------
Investment income--net                                      .03          .03            .03           .03            .02
                                                       --------     --------       --------      --------       --------
Total from investment operations                            .03          .03            .03           .03            .02
                                                       --------     --------       --------      --------       --------
Less dividends from investment income--net                 (.03)        (.03)          (.03)         (.03)          (.02)
                                                       --------     --------       --------      --------       --------
Net assets value, end of year                          $   1.00     $   1.00       $   1.00      $   1.00       $   1.00
                                                       ========     ========       ========      ========       ========
Total Investment Return                                   2.93%        2.81%          3.01%         2.54%          1.77%
                                                       ========     ========       ========      ========       ========
Ratios to Average Net Assets:
Expenses                                                   .69%         .71%           .72%          .71%           .70%
                                                       ========     ========       ========      ========       ========
Investment income--net                                    2.88%        2.76%          2.97%         2.53%          1.76%
                                                       ========     ========       ========      ========       ========
Supplemental Data:
Net assets, end of year (in thousands)                 $453,295     $339,931       $313,362      $260,398       $250,038
                                                       ========     ========       ========      ========       ========


See Notes to Financial Statements.


                                                                FS-28

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,000 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward :
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $178,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003,
$2,000 expires in 2005 and $40,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended. These finan-cial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these finan-cial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 4, 1998

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                      (IN THOUSANDS)

                     Face                                                                                         Value
  State             Amount                              Issue                                                   (Note la)
-----------------------------------------------------------------------------------------------------------------------------

  Massachusetts-     $4,350    Amesbury, Massachusetts, BAN, 4.25% due 10/01/1998.................................    $4,363
  99.1%               2,950    Boston, Massachusetts, IDR (Boston Seafood Distribution Center Inc. Project),
                               VRDN, AMT, 3.55% due 1/01/2022 (a).................................................     2,950
                      2,725    Boston, Massachusetts, IDR, Industrial Financing Authority, (Acme
                               Bookbinding Co., Inc.), VRDN, AMT, 3.60% due 9/01/2006 (a).........................     2,725
                      5,000    Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
                               Series SG-75, 3.75% due 11/01/2019 (a)(c)..........................................     5,000
                      3,400    Central Berkshire, Massachusetts, Regional School District, BAN,
                               4.25% due 7/15/1998................................................................     3,402
                               Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN, Series 93A (a):
                      1,900        3.77% due 2/01/2006............................................................     1,900
                      9,200        3.77% due 2/01/2011............................................................     9,200
                      2,750    Fitchburg, Massachusetts, BAN, 4.25% due 6/05/1998.................................     2,751
                      5,000    Gloucester, Massachusetts, BAN, 4% due 8/07/1998...................................     5,002
                      2,200    Holliston, Massachusetts, BAN, 4.25% due 10/15/1998................................     2,205
                      4,350    Leominster, Massachusetts, BAN, 4.20% due 12/17/1998...............................     4,356
                      4,200    Littleton, Massachusetts, BAN, 4.15% due 10/16/1998................................     4,205
                      2,950    Lowell, Massachusetts, Regional Transportation Authority, RAN,
                               4.25% due 7/17/1998................................................................     2,953
                      5,000    Lynn, Massachusetts, BAN, 4.10% due 4/14/1998......................................     5,001
                      5,000    Massachusetts State, GO, VRDN, Series SG-38, 3.75% due 8/01/2014 (a)(c)............     5,000
                      5,400    Massachusetts State, HFA, Housing Revenue Bonds, Series 50,
                               3.90% due 6/01/1998................................................................     5,400
                      3,800    Massachusetts State, HFA, M/F Housing Project, Refunding, VRDN, Series A,
                               3.45% due 1/15/2010 (a)(b).........................................................     3,800
                               Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                     10,000         (Boston University), CP, Series H, 3.50% due 4/01/1998........................    10,000
                      5,500         (Partners Healthcare Systems), VRDN, Series P-2, 3.45% due 7/01/2027 (a)(d)...     5,500
                      6,500    Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                               Bonds (Beverly Enterprises, Inc.), VRDN, 3.65% due 4/01/2009 (a)...................     6,500
                               Massachusetts State Industrial Finance Agency, IDR, VRDN, AMT (a):
                      2,900          (Garlock Printing & Converting Corp. Issue), 3.60% due 12/01/2017............     2,900
                      3,150          (James F. and Judith Matthews Issue), 3.95% due 9/01/2013....................     3,150
                      3,150          (Matco Electric Group Inc. Issue), 3.95% due 7/01/2004.......................     3,150
                      6,500          (Star Container Corp. Issue), 3.60% due 2/01/2018............................     6,500

Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

  AMT   Alternative Minimum Tax (subject to)
  BAN   Bond Anticipation Notes
  CP    Commercial Paper
  GO    General Obligation Bonds
  HFA   Housing Finance Agency
  IDR   Industrial Development Revenue Bonds
  M/F   Multi-Family
  PCR   Pollution Control Revenue Bonds
  RAN   Revenue Anticipation Notes
  SAAN  Student Aid Anticipation Notes
  UT    Unlimited Tax
  VRDN  Variable Rate Demand Notes

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                      (IN THOUSANDS)

                     Face                                                                                      Value
State               Amount                                         Issue                                     (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
(continued)                  VRDN (a):
                   $ 3,400       (225 Bodwell Corp. Project), AMT, 3.70% due 7/01/2017 ..................... $  3,400
                     3,390       (AFC Cable Systems Inc. Issue), AMT, 3.60% due 7/01/2016 ..................    3,390
                     2,000       (America Technology Corp. & RDLHoldings Ltd. Project),
                                 3.70% due 8/01/2022 .......................................................    2,000
                     2,000       (BBB Esq. LLC), AMT, Series B, 3.70% due 12/01/2016 .......................    2,000
                     1,700       (Carand Realty Trust Issue), AMT, 3.70% due 5/01/2017 .....................    1,700
                     3,700       (Foilmark Manufacturing), AMT, Series A, 3.60% due 6/01/2010 ..............    3,700
                     3,990       (The Gem Group Inc. Issue), AMT, 3.60% due 7/01/2016 ......................    3,990
                     2,150       (Haverdyn Co. LLC Issue), AMT, 3.70% due 9/01/2017 ........................    2,150
                     1,900       (ICC Realty Association LPProject), AMT, 3.70% due 2/01/2016 ..............    1,900
                     3,300       (Mercer Paper Tube Corp.), AMT, 3.95% due 11/01/2011 ......................    3,300
                     1,600       (October Co. Inc. Project), AMT, 3.70% due 12/01/2017 .....................    1,600
                     6,760       (Performance Corrugated Inc. Project), AMT, 3.90% due 3/01/2009 ...........    6,760
                     1,375       Refunding (Easy Day Realty Trust Project), Series A, 3.40% due 7/01/2006 ..    1,375
                     4,400       Refunding (Lightolier Inc. Project), 3.65% due 7/29/2010 ..................    4,400
                     3,115       Refunding (New England Biolabs), AMT, 3.70% due 3/01/2016 .................    3,115
                     4,800       Refunding (Showa Women's Institute Inc.), 3.65% due 3/15/2004 .............    4,800
                     2,000       (Sterling Realty Trust LLC Project), 3.70% due 12/01/2017 .................    2,000
                       720       (Techprint/Techgraphics), AMT, 3.60% due 6/01/2017 ........................      720
                     3,350       (Telcom USA Inc. Issue), AMT, Series A, 3.60% due 8/01/2016 ...............    3,350
                     3,380       (WBC Extrusion Project), AMT, 3.60% due 4/01/2006 .........................    3,380
                     2,925       (William F. Rogers Issue), AMT, Series B, 3.60% due 11/01/2006 ............    2,925
                     4,895       (ZBR Limited Partnership), AMT, 3.60% due 4/15/2015 .......................    4,895
                     1,500       (ZBR Limited Partnership), AMT, 3.60% due 4/15/2017 .......................    1,500
                             Massachusetts State Industrial Finance Agency, PCR:
                     4,000       (Holyoke Water & Power Company Project), VRDN, AMT,
                                 3.35% due 12/01/2020 (a) ..................................................    4,000
                     5,500       Refunding (New England Power Company Project), CP, 3.45% due 4/28/1998 ....    5,500
                             Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                     1,500       (Eastern Nazarene College), 3.55% due 10/01/2027 ..........................    1,500
                       135       (Edgewood Retirement Community Project), Series C, 3.70% due 11/15/2025 ...      135
                     3,500       (Gordon College Issue), 3.55% due 12/01/2027 ..............................    3,500
                     3,000       (Governor Dummer Academy), 3.55% due 12/01/2026 ...........................    3,000
                     1,825       (Heritage at Dartmouth Project), AMT, 3.50% due 12/01/2028 ................    1,825
                     3,000       (Mount Ida College Issue), 3.55% due 7/01/2027 ............................    3,000
                     4,500       (Williston Northampton Project), Series B, 3.45% due 4/01/2024 ............    4,500
                     2,730   Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                             Bonds (E.L. Harvey and Sons), VRDN, AMT, 3.60% due 1/01/2011 (a) ..............    2,730
                     2,400   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN,
                             AMT, Series B, 3.70% due 7/01/2018 (a) ........................................    2,400
                     9,595   Massachusetts State Turnpike Authority, Western Turnpike Revenue Bonds,
                             VRDN, 3.80% due 1/01/2017 (a) .................................................    9,595
                     2,700   Massachusetts Technology Park Corp. Promissory Note, 3.90% due 7/31/1998 ......    2,700
                     6,300   Natick, Massachusetts, BAN, 4.25% due 8/07/1998 ...............................    6,308
                     4,200   New Bedford, Massachusetts, RAN, 4.30% due 6/30/1998 ..........................    4,204
                             North Attleborough, Massachusetts, BAN:
                     3,295       4.25% due 5/15/1998 .......................................................    3,296
                     2,242       UT, 4.25% due 9/25/1998 ...................................................    2,246

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                   (IN THOUSANDS)


                        Face                                                                                 Value
State                  Amount                                 Issue                                        (Note la)
--------------------------------------------------------------------------------------------------------------------
Massachusetts          $3,338  Norwell, Massachusetts, BAN, 4.15% due 8/03/1998.....................        $  3,343
(concluded)             3,000  Springfield, Massachusetts, BAN, 4.40% due 6/26/1998.................           3,003
                        2,190  Taunton, Massachusetts, Industrial Development Financing Authority,
                               IDR (CD Realty Trust Project--IX), VRDN, AMT, 3.90% due 2/01/2010 (a)           2,190
                        2,000  Watertown, Massachusetts, BAN, UT, 4.25% due 8/28/1998...............           2,003
                               Westfield, Massachusetts:
                        2,979      BAN, 4.25% due 5/08/1998.........................................           2,980
                        2,100      SAAN, 4.25% due 6/04/1998........................................           2,101
                        7,400  Worcester, Massachusetts, Regional Transportation Authority, RAN,
                               4.25% due 6/19/1998..................................................           7,405
                        6,735  Wrentham, Massachusetts, 4.10% due 6/17/1998.........................           6,738
--------------------------------------------------------------------------------------------------------------------
                               Total Investments (Cost--$266,465*)--99.1%...........................         266,465

                               Other Assets Less Liabilities--0.9%..................................           2,464
                                                                                                            --------
                               Net Assets--100.0%...................................................        $268,929
                                                                                                            ========
====================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b) FNMA Collateralized.
(c) MBIA Insured.
(d) FSA Insured.
 *  Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998

Assets:
Investments, at value (identified cost--$266,465,153) (Note 1a) .......................              $266,465,153
Cash ..................................................................................                   113,156
Interest receivable ...................................................................                 2,502,943
Prepaid registration fees and other assets (Note 1d) ..................................                   116,005
                                                                                                     ------------
Total assets ..........................................................................               269,197,257
                                                                                                     ------------
Liabilities:
Payables:
  Investment adviser (Note 2) .........................................................  $ 120,152
  Distributor (Note 2) ................................................................     75,312
  Dividends to shareholders (Note 1e) .................................................        105        195,569
                                                                                         ---------
Accrued expenses and other liabilities ................................................                    72,532
                                                                                                     ------------
Total liabilities .....................................................................                   268,101
                                                                                                     ------------
Net Assets ............................................................................              $268,929,156
                                                                                                     ============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized .              $ 26,892,999
Paid-in capital in excess of par ......................................................               242,036,895
Accumulated realized capital losses--net (Note 4) .....................................                      (738)
                                                                                                     ------------
Net Assets--Equivalent to $1.00 per share based on 268,929,993 shares of beneficial
interest outstanding ..................................................................              $268,929,156
                                                                                                     ============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998

Investment Income (Note 1c):
Interest and amortization of premium earned ..........               $ 8,504,557

Expenses:
Investment advisory fees (Note 2) .................... $ 1,148,245
Distribution fees (Note 2) ...........................     283,055
Transfer agent fees (Note 2) .........................      52,669
Professional fees ....................................      50,410
Accounting services (Note 2) .........................      48,947
Registration fees (Note 1d) ..........................      40,605
Custodian fees .......................................      18,968
Printing and shareholder reports .....................       9,329
Pricing fees .........................................       5,133
Trustees' fees and expenses ..........................       1,585
Other ................................................       4,149
                                                       -----------
Total expenses .......................................                 1,663,095
                                                                     -----------
Investment income--net ...............................                 6,841,462
Realized Gain on Investments--Net (Note 1c) ..........                    14,640
                                                                     -----------
Net Increase in Net Assets Resulting from Operations .               $ 6,856,102
                                                                     ===========

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                For the Year Ended March 31,
                                                                             ----------------------------------
Increase (Decrease) in Net Assets:                                                 1998               1997
----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ...................................................   $     6,841,462    $     5,233,385
Realized gain on investments--net ........................................            14,640              2,973
                                                                             ---------------    ---------------
Net increase in net assets resulting from operations .....................         6,856,102          5,236,358
                                                                             ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ...................................................        (6,841,462)        (5,233,385)
                                                                             ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders ......        (6,841,462)        (5,233,385)
                                                                             ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .........................................     1,012,239,315        725,445,153
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ................................................................         6,840,716          5,233,764
                                                                             ---------------    ---------------
                                                                               1,019,080,031        730,678,917
Cost of shares redeemed ..................................................      (950,763,913)      (719,565,744)
                                                                             ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions .        68,316,118         11,113,173
                                                                             ---------------    ---------------
Net Assets:
Total increase in net assets .............................................        68,330,758         11,116,146
Beginning of year ........................................................       200,598,398        189,482,252
                                                                             ---------------    ---------------
End of year ..............................................................   $   268,929,156    $   200,598,398
                                                                             ===============    ===============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have
been derived from information provided in the
financial statements.                                        For the Year Ended March 31,
                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:        1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             --------     --------     --------     --------     --------
Investment income--net ...................        .03          .03          .03          .02          .02
                                             --------     --------     --------     --------     --------
Total from investment operations .........        .03          .03          .03          .02          .02
                                             --------     --------     --------     --------     --------
Less dividends from investment income--net       (.03)        (.03)        (.03)        (.02)        (.02)
                                             --------     --------     --------     --------     --------
Net asset value, end of year .............   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             ========     ========     ========     ========     ========
Total Investment Return ..................       3.03%        2.84%        3.04%        2.46%        1.74%
                                             ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................        .72%         .76%         .76%         .76%         .78%
                                             ========     ========     ========     ========     ========
Investment income--net ...................       2.98%        2.78%        3.00%        2.43%        1.72%
                                             ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) ...   $268,929     $200,598     $189,482     $161,076     $150,804
                                             ========     ========     ========     ========     ========

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $1,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA MICHIGAN MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Mu-nicipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 5, 1998

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                      (IN THOUSANDS)

             Face                                                                                                       Value
State       Amount                              Issue                                                                  (Note la)
Michigan--  $ 1,320     Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds
94.4%                   (Georgetown Estates Project), VRDN, Series 1997-A, 3.65% due 2/01/2027 (a)                      $ 1,320
                890     Bedford Township, Michigan, Economic Development Corporation Revenue
                        Bonds (Form-Tech Steel Inc. Project), VRDN, 3.89% due 3/01/2010 (a)                                 890
              4,500     Beecher, Michigan, Community School District, SAN, 4.125% due 6/30/1998                           4,502
              4,500     Berrien County, Michigan, Economic Development Corporation, Economic
                        Development Revenue Bonds (Arlington Corporation Project), VRDN, AMT,
                        3.95% due 9/01/2016 (a)                                                                           4,500
              4,000     Chelsea, Michigan, Economic Development Corporation, Limited Obligation
                        Revenue Bonds (Silver Maples of Chelsea), VRDN, 3.70% due 5/15/2028 (a)                           4,000
                        Delta County, Michigan, Economic Development Corporation, Environmental
                        Improvement Revenue Bonds (Mead Escambia Paper) (a):
              2,300     DATES, Series F, 3.70% due 12/01/2013                                                             2,300
              2,900     Refunding, VRDN, Series D, 3.70% due 12/01/2023                                                   2,900
                        Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (a)(c):
              3,500     Series SG-64, 3.80% due 7/01/2025                                                                 3,500
              2,000     Series SGB-6, 3.80% due 7/01/2025                                                                 2,000
              1,205     Farmington Hills, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                        3.75% due 11/01/2010 (a)                                                                          1,205
              3,000     Fenton, Michigan, Area Public Schools, SAN, 4.25% due 6/30/1998                                   3,002
              2,200     Flint, Michigan, Economic Development Corporation, Economic Development
                        Revenue Bonds (Plastics Research), VRDN, AMT, 3.80% due 9/01/2004 (a)                             2,200
              4,500     Garden City, Michigan, School District, SAN, UT, 4.70% due 4/01/1998                              4,500
              3,400     Genesee County, Michigan, Economic Development Corporation, Limited
                        obligation, Economic Development Revenue Bonds (MM&E Inc. Project), VRDN,
                        3.80% due 7/01/2005 (a)                                                                           3,400
              2,300     Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                        Corporation), VRDN, AMT, 3.80% due 2/01/2009 (a)                                                  2,300
              3,325     Grand Rapids, Michigan, Economic Development Corporation, Economic
                        Development Revenue Refunding Bonds (Amway Hotel Corporation Project),
                        VRDN, Series B, 3.65% due 8/01/2017 (a)                                                           3,325
                555     Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                        Revenue Refunding Bonds (Calder), VRDN, Series A, 3.65% due 10/01/2011 (a)                          555
              2,560     Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                        AMT, 3.75% due 7/01/2009 (a)                                                                      2,560
              2,600     Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                        3.60% due 1/01/2020 (a)(b)                                                                        2,600
                445     Grosse Point, Michigan, Public Library, TAN, 4.28% due 4/03/1998                                    445
              3,700     Kent Hospital Finance Authority, Michigan, Hospital Facilities Revenue Bonds
                        (Butterworth Hospital), ACES, Series A, 3.65% due 1/15/2020 (a)                                   3,700

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

ACES SM         Adjustable Convertible Extendable Securities
AMT             Alternative Minimum Tax (subject to)
CP              Commercial Paper
DATES           Daily AdjustableTax-Exempt Securities
FLOATS          Floating Rate Securities
HDA             Housing Development Authority
IDR             Industrial Development Revenue Bonds
M/F             Multi-Family
MSTR            Municipal Securities Trust Receipts
PCR             Pollution Control Revenue Bonds
RAN             Revenue Anticipation Notes
SAN             State Aid Notes
TAN             Tax Anticipation Notes
TEAMS           Tax-Exempt Adjustable Municipal Securities
UT              Unlimited Tax
VRDN            Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                      (IN THOUSANDS)
                         Face                                                                                             Value
State                   Amount                          Issue                                                           (Note la)
Michigan                $  880  Lenawee County, Michigan, Economic Development Corporation, Limited Obligation
(continued)                     Revenue Bonds (The Wyatt Project), VRDN, 3.90% due 5/01/2002 (a)                         $    880
                         1,000  Marquette County, Michigan, Economic Development Corporation, Limited
                                Obligation Revenue Bonds (Pioneer Laboratories), VRDN, Series B, 3.65% due
                                6/01/2012 (a)                                                                               1,000
                           450  Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                                Revenue Refunding Bonds (North American Steel Project), VRDN, 3.65% due
                                6/01/1998 (a)                                                                                 450
                           920  Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                                (Davenport Collateral Business Project), VRDN, 3.70% due 3/01/2027 (a)                        920
                                Michigan Municipal Bond Authority Revenue Notes:
                         3,500     RAN, Series C, 4.50% due 9/18/1998                                                       3,509
                         1,750     Series A, 4.75% due 5/01/1998                                                            1,751
                        30,375     Series B, 4.508 due 7/02/1998                                                           30,433
                         2,000     Series D, 5% due 9/18/1998                                                               2,005
                                Michigan State Building Authority Revenue Bonds:
                        12,830     CP, 3.40% due 4/09/1998                                                                 12,830
                         3,000     (Facilities Program), Series I, 4.50% due 10/01/1998                                     3,014
                                Michigan State, HDA, Limited Obligation Revenue Bonds:
                         4,000     (Bloomfield), TEAMS, CP, 3.50% due 5/14/1998                                             4,000
                         1,200     (Laurel Valley), TEAMS, VRDN, 3.70% due 12/01/2007 (a)                                   1,200
                         4,000     (Sand Creek Apartments, Phase 1 Project), VRDN, AMT, 3.80% due 1/01/2029 (a)             4,000
                         2,000     (woodland Meadows Apartments Project), VRDN, AMT, 3.65% due 3/01/2013 (a)                2,000
                         7,000  Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A,
                                3.40% due 4/01/1998                                                                         7,000
                         4,500  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN, Series B,
                                3.60% due 4/01/2019 (a)                                                                     4,500
                                Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         1,200     (Mid-Michigan Obligation Group), Series A, 3.80% due 6/01/1998 (d)                       1,200
                         1,000     (sisters of Mercy), Series P, 4.10% due 8/15/1998 (c)                                    1,002
                        18,600  Michigan State Notes, CP, UT, 4.50% due 9/30/1998                                          18,677
                                Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VBDN (a):
                         3,000     (AACOA Estrusions Inc. Project), AMT, 3.80% due 2/01/2008                                3,000
                         7,500     (AVL North America Inc. Project), 3.80% due 4/01/2011                                    7,500
                           900     (Adaptive Manufacturing L.L.C. Project), AMT, 3.90% due 8/01/2016                          900
                           865     (Akemi Inc. Project), AMT, 3.90% due 3/01/2021                                             865
                         1,600     (Applied Textiles Inc. Project), AMT, 3.80% due 7/01/2008                                1,600
                           450     (BBPV Project), AMT, Series A-2, 3.85% due 1/01/2014                                       450
                         1,430     (BCM&N Project), AMT, 3.75% due 6/01/2020                                                1,430
                         2,600     (Baron Drawn Steel), IDR, AMT, 3.90% due 12/01/2006                                      2,600
                         2,500     (Cincinnati Milacron Inc. Project), AMT, 3.95% due 4/15/2005                             2,500
                         3,400     (Dott Industries Inc. Project), AMT, 3.80% due 6/01/2001                                 3,400
                         1,500     (Gollin Block ; Supply Company), AMT, 3.65% due 7/01/2012                                1,500
                         1,345     (Hercules Drawn Steel Project), AMT, 3.89% due 8/01/2006                                 1,345
                         1,500     (Inalfa-Hollandia Inc. Project), AMT, 3.90% due 5/01/2016                                1,500
                         2,000     (Ingersoll CM System Inc. Project), AMT, 3.80% due 12/01/2011                            2,000
                         5,500     (Karona Inc.), AMT, 3.90% due 12/01/2015                                                 5,500
                           115     (Kay Screen Printing Inc.), AMT, Series A, 3.95% due 1/01/1999                             115
                         3,165     (Monarch Hydraulics Inc. Project), AMT, 3.80% due 7/01/2016                              3,165
                         2,000     (Norbert Industries Inc. Project), AMT, UT, 3.65% due 4/01/2006                          2,000
                         1,000     (Nothern Pure Ice Company Project), 3.35% due 3/01/2015                                  1,000
                           960     (Nuvar Properties L.L.C. Project), AMT, 3.808 due 7/01/2026                                960
                         2,300     (Park Realty L.L.C.), AMT, Series A, 3.80% due 9/01/2026                                 2,300
                         1,145     (Perfection Steel Inc. Project), AMT, 3.80% due 3/01/2002                                1,145


CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                           (IN THOUSANDS)
(CAPTION>
                 Face                                                                                                   Value
State            Amount                                 Issue                                                         (Note la)
Michigan                 Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)              VRDN (a) (concluded):
               $  2,025      (R.H. Wyner Associates Inc. Project), AMT, 3.80% due 10/01/2026                         $  2,025
                  2,000      Refunding (Consumers Power Company Project), Series A, 3.70% due 6/15/2010                 2,000
                  2,500      Refunding (Detroit Edison Company), Series CC, 3.70% due 9/01/2030                         2,500
                  1,000      Refunding (Grandview Plaza Project), 3.90% due 12/15/2010                                  1,000
                  4,850      Refunding (Lake Shore Inc.), AMT, 3.85% due 11/01/2019                                     4,850
                    440      Refunding (Park Village Pines Project), 3.65% due 5/01/2006                                  440
                  6,285      (Riverwalk Properties L.L.C. Project), AMT, 3.90% due 8/01/2021                            6,285
                    400      Series C-4, 3.85% due 1/01/2009                                                              400
                  1,250      (TEI Investments L.L.C. Project), AMT, 3.90% due 2/01/2022                                 1,250
                  4,275      (Temperance Enterprises Co.), AMT, 3.90% due 8/01/2011                                     4,275
                  1,475      (Tom Miller Inc. Project), AMT, 3.75% due 12/01/2009                                       1,475
                  2,700      (Universal Tube, Inc. Project), AMT, 3.80% due 8/01/2011                                   2,700
                  3,500      (Waltec American Forgings), 3.85% due 10/01/2009                                           3,500
                    425      (Whitehall Industries), AMT, Series A-6, 3.85% due 1/01/2014                                 425
                  6,000  Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                         Series A, 3.70% due 4/15/2018 (a)                                                              6,000
                  7,500  Michigan State Trunk Line, FLOATS, Series SG-44, 3.80% due 11/15/2024 (a)(b)                   7,500
                  2,000  Muskegon County, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Bonds (Baker College), VRDN, 3.70% due 12/01/2021 (a)                       2,000
                  2,200  Niles, Michigan, Community Schools, SAN, 4.10% due 5/28/1998                                   2,201
                  2,000  Oscoda, Michigan, Area Schools District, SAN, 4.25% due 5/11/1998                              2,001
                  1,700  Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (William Beaumont
                         Hospital), VRDN, Series L, 3.70% due 1/01/2027 (a)                                             1,700
                    175  Sterling Heights, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN,
                         3.70% due 12/01/2010 (a)                                                                         175
                         University of Michigan, University Revenue Bonds, VRDN, Series A (a):
                  4,300      (Hospital), 3.70% due 12/01/2027                                                           4,300
                  9,890      (Medical Service Plan), 3.70% due 12/01/2027                                               9,890
                  8,200      Refunding (Hospital), 3.70% due 12/01/2019                                                 8,200
                  6,900  Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                         Metropolitan County), VRDN, AMT, Series A, 3.75% due 12/01/2016 (a)                            6,900
                  1,200  Westwood, Michigan, Community School District, SAN, 4.03% due 6/30/1998                        1,201
                    800  Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                         Bonds (Family One Inc. Project), VRDN, AMT, 3.80%  due 11/01/2019 (a)                            800
Puerto Rico--     5,500  Puerto Rico Commonwealth Government Development Bonds, CP, 3.10% due
4.6%                     4/09/1998                                                                                      5,500
                  2,500  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                         Revenue Bonds, VRDN, Series X, 3.375% due 7/01/1999 (a)                                        2,500
                  6,000  Puerto Rico, Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                         Series SGA-43, 3.60% due 7/01/2022 (a)(c)                                                      6,000

                         Total Investments (Cost--$302,843*)--99.0%                                                   302,843

                         Other Assets Less Liabilities--l.O%                                                            3,203
                                                                                                                     --------
                         Net Assets--100.0%                                                                          $306,046
                                                                                                                     ========


(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.

See Notes to Financial Statements.

(b)  FGIC Insured.
(c)  MBIA Insured.
(d)  FSA Insured.
     *Cost for Federal income tax purposes.


CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$302,843,135) (Note la)                         $  302,843,135
Cash                                                                                           350,040
Interest receivable                                                                          3,125,436
Prepaid registration fees and other assets (Note ld)                                            10,972
                                                                                        --------------
Total assets                                                                               306,329,583
                                                                                        --------------
Liabilities:
Payables:
Investment adviser (Note 2)                                             $     133,613
Distributor (Note 2)                                                           90,103          223,716
                                                                        -------------
Accrued expenses and other liabilities                                                          59,501
                                                                                        --------------
Total liabilities                                                                              283,217
                                                                                        --------------
Net Assets                                                                              $  306,046,366
                                                                                        ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                              $   30,620,174
Paid-in capital in excess of par                                                           275,581,568
Accumulated realized capital losses--net (Note 4)                                             (155,376)
                                                                                        --------------
Net Assets--Equivalent to $1.00 per share based on 306,201,742 shares of
beneficial interest outstanding                                                         $  306,046,366
                                                                                        ==============
See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   10,574,515
Expenses:
Investment advisory fees (Note 2)                                                        $    1,420,153
Distribution fees (Note 2)                                                                      351,653
Transfer agent fees (Note 2)                                                                     55,103
Professional fees                                                                                52,809
Accounting services (Note 2)                                                                     49,333
Registration fees (Note 1d)                                                                      43,723
Custodian fees                                                                                   25,410
Pricing fees                                                                                      8,560
Trustees' fees and expenses                                                                       2,083
                                                                                         --------------
Total expenses                                                                                                 2,008,827
                                                                                                          --------------
Investment income--net                                                                                         8,565,688
Realized Loss on Investments--Net (Note 1c)                                                                       (5,036)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    8,560,652
                                                                                                          ==============



See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                    March 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:
Investment income--net                                                                   $    8,565,688   $    7,159,379
Realized loss on investments--net                                                                (5,036)         (18,304)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          8,560,652        7,141,075
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (8,565,688)      (7,159,379)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (8,565,688)      (7,159,379)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,337,768,909    1,149,598,981
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        8,565,686        7,159,224
                                                                                         --------------   --------------
                                                                                          1,346,334,595    1,156,758,205
Cost of shares redeemed                                                                  (1,313,252,528)  (1,131,314,536)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     33,082,067       25,443,669
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 33,077,031       25,425,365
Beginning of year                                                                           272,969,335      247,543,970
                                                                                         --------------   --------------
End of year                                                                              $  306,046,366   $  272,969,335
                                                                                         ==============   ==============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                    For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                 1998            1997            1996          1995        1994
Per Share Operating Performance:
Net asset value, beginning of year                     $   1.00      $   1.00        $   1.00      $   1.00     $   1.00
                                                       --------      --------        --------      --------     --------
Investment income--net                                      .03           .03             .03           .03          .02
                                                       --------      --------        --------      --------     --------
Total from investment operations                            .03           .03             .03           .03          .02
                                                       --------      --------        --------      --------     --------
Less dividends from investment income--net                 (.03)         (.03)           (.03)         (.03)        (.02)
                                                       --------      --------        --------      --------     --------
Net asset value, end of year                           $   1.00      $   1.00        $   1.00      $   1.00     $   1.00
                                                       ========      ========        ========      ========     ========
Total Investment Return                                   3.07%         2.90%           3.12%         2.57%        1.81%
                                                       ========      ========        ========      ========     ========
Ratios to Average Net Assets:
Expenses                                                   .71%          .72%            .73%          .73%         .72%
                                                       ========      ========        ========      ========     ========
Investment income--net                                    3.02%         2.84%           3.05%         2.54%        1.79%
                                                       ========      ========        ========      ========     ========
Supplemental Data:
Net assets, end of year (in thousands)                 $306,046      $272,969        $247,544      $220,171     $236,435
                                                       ========      ========        ========      ========     ========



See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940,
Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $155,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003, $32,000 expires in 2005 and $7,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NEW JERSEY MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Mu-nicipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 1, 1998

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey--       $ 14,900   Atlantic City, New Jersey, BAN, UT, 4.25% due 8/27/1998                           $ 14,926
95.7%                 3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Governmental Loan Program), ACES, 3.35% due 7/01/2026 (a)                    3,800
                      8,500   Bernards Township, New Jersey, Sewage Authority, Sewer Revenue Refunding
                              Bonds, 3.85% due 12/15/1998                                                          8,500
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (a):
                      2,780      (Jewish Community Center Project), 3.50% due 12/01/2010                           2,780
                     13,900      (Parkview Redevelopment Housing Project), AMT, 3.70% due 7/01/2026               13,900
                      4,620   Clifton, New Jersey, BAN, UT, 4.25% due 6/25/1998                                    4,624
                      8,859   Denville Township, New Jersey, BAN, 4.25% due 6/16/1998                              8,869
                              Eagle Tax Exempt Trust, New Jersey State Housing and Mortgage Finance
                              Agency, VRDN (a):
                     14,000      Series 97C-3002, Class A, 3.25% due 10/01/2019                                   14,000
                      1,000      Series 94C-3001, 3.51% due 10/01/2015                                             1,000
                     18,000      Series 94C-3001, 3.77% due 10/01/2015                                            18,000
                              Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES (a):
                      2,000      3.30% due 12/01/1998                                                              2,000
                      5,050      3.30% due 7/01/2026                                                               5,050
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994-E, 3.70% due 7/02/1999 (a)      13,260
                      8,000   Hudson County, New Jersey, Improvement Authority, Floating Rate Bonds
                              (Essential Purpose Pooled Government), VRDN, 3.70% due 7/15/2026 (a)                 8,000
                     19,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 3.40% due 8/01/2016 (a)                     19,600
                     10,000   New Brunswick, New Jersey, BAN, UT, 4.125% due 7/31/1998                            10,014
                              New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series A (a):
                      2,200      3.55% due 12/01/2027                                                              2,200
                     11,450      3.60% due 12/01/2027                                                             11,450

Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM   Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
EDA       Economic Development Authority
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
TRAN      Tax and Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
(continued)        $  4,900      (400 International Drive Partners), 3.55% due 9/01/2005                        $  4,900
                        525      (Astor Chocolate Corporation Project), AMT, 3.70% due 4/01/2002                     525
                      3,300      (Atlanta--Danic Urban Renewal), 3.30% due 11/01/2007                              3,300
                      9,125      (Benedictine Abbey of Newark), 3.70% due 12/01/2019                               9,125
                      1,525      (Brach/Jersey Avenue Project), 3.35% due 5/01/2011                                1,525
                      1,250      (Catholic Community Services), 3.55% due 6/01/2025                                1,250
                      3,600      (Delta Plastics Corporation Project), 3.95% due 10/01/2006                        3,600
                      2,369      (Filtra Corporation Project), 3.70% due 8/01/2015                                 2,369
                      1,700      (International Vitamin Corporation Project), AMT, 3.70% due 5/01/2003             1,700
                      1,700      (Office Court Associates Project), AMT, 3.70% due 4/01/2011                       1,700
                      1,740      (Park Lane Associates Project), AMT, 3.70% due 4/01/2010                          1,740
                      6,100      Refunding (Lawrenceville School Project), Series B, 3.30% due 7/01/2026           6,100
                      6,500      Refunding (Multi-Modal--Church & Dwight), 3.30% due 12/01/2008                    6,500
                      2,198      Refunding (RJB Associates Project), 3.75% due 8/01/2008                           2,198
                      1,225      (Saint Peter's Preparatory School), 3.80% due 1/01/2010                           1,225
                      3,000      (Wyckoff Family YMCA Project), 3.80% due 10/01/2017                               3,000
                              New Jersey EDA, Exempt Facilities Revenue Bonds, CP, AMT:
                      3,000      (Chambers Cogeneration), 3.10% due 4/01/1998                                      3,000
                      2,000      (Chambers Cogeneration), 3.35% due 4/06/1998                                      2,000
                     17,000      (Chambers Cogeneration), 3.50% due 5/01/1998                                     17,000
                      2,300      (Chambers Cogeneration), 3.20% due 5/04/1998                                      2,300
                      5,200      (Chambers Cogeneration), 3.30% due 6/09/1998                                      5,200
                      9,300      (Keystone Project), 3.20% due 5/01/1998                                           9,300
                      4,300      (Keystone Project), 3.20% due 5/04/1998                                           4,300
                      4,500      (Keystone Project), 3.25% due 5/14/1998                                           4,500
                      4,400      (Keystone Project), 3.30% due 6/09/1998                                           4,400
                      1,600   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.80% due
                              6/01/2006 (a)                                                                        1,600
                        600   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Elizabeth Realty Urban Renewal Associates--1986 Project), VRDN, AMT,
                              4% due 6/01/2000 (a)                                                                   600
                     24,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                              Project), VRDN, AMT, Series A, 3.60% due 6/01/2026 (a)(b)                           24,000
                              New Jersey EDA, PCR, VRDN (a):
                      4,835      (General Motors Corp. Project), 3.50% due 10/01/2000                              4,835
                      7,450      (Merck & Company), Series A, 3.90% due 10/01/2004                                 7,450
                      1,700      Refunding (Public Service Electric & Gas Company), Series A,
                                 3.30% due 3/01/2012 (e)                                                           1,700
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.65% due 2/01/2002 (a)                                                              5,000
                              New Jersey EDA, Revenue Bonds, VRDN (a):
                      4,905      (Accurate Box Company Inc. Project), AMT, 3.75% due 11/01/2009                    4,905
                      2,150      (Adam Spence Corporation Project), AMT, 3.75% due 9/01/2017                       2,150
                      2,200      (Bethany Baptist Church Project), 3.15% due 3/01/2018                             2,200
                      3,700      (Catholic Charities), 3.70% due 11/01/2012                                        3,700
                        960      (E.P. Henry Corp. Project), 3.80% due 3/01/2005                                     960
                      1,035      (Economic Growth--Greater Mercer County), AMT, Series A-1, 3.40% due
                                 11/01/2016                                                                        1,035
                      4,020      (Economic Growth--Greater Mercer County), AMT, Series E, 3.40% due
                                 11/01/2006                                                                        4,020
                      3,295      (Economic Growth--Greater Mercer County), AMT, Series H, 3.40% due
                                 11/01/2016                                                                        3,295

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    New Jersey EDA, Revenue Bonds, VRDN (a)(concluded):
(continued)        $  1,255      (Economic Growth--Greater Mercer County), Series F, 3.30% due
                                 11/01/2016                                                                     $  1,255
                      1,500      (Economic Growth--Greater Mercer County), Series G, 3.30% due
                                 11/01/2016                                                                        1,500
                      2,800      (Economic Growth--Paterson), AMT, Series A, 3.35% due 1/01/2016                   2,800
                      2,000      (Economic Growth--Paterson), AMT, Series B, 3.35% due 1/01/2005                   2,000
                      4,600      (Hoffman-La Roche, Inc. Project), AMT, 3.45% due 11/01/2011                       4,600
                      3,000      (Joe & James Moreng), AMT, 3.45% due 3/01/2013                                    3,000
                      1,000      (The Peddie School Project), 3.65% due 2/01/2026                                  1,000
                      2,000      (The Peddie School Project), Series B, 3.65% due 2/01/2019                        2,000
                      1,000      (Saint James Prep and Social Services Project), 3.30% due 12/01/2027              1,000
                      6,800   New Jersey EDA, Water Facilities Revenue Bonds (Elizabethtown Water
                              Company Project), VRDN, AMT, Series A, 3.60% due 6/01/2027 (a)(b)                    6,800
                     21,930   New Jersey Sports and Exposition Authority Revenue Bonds (State Contract),
                              VRDN, Series C, 3.45% due 9/01/2024 (a)(e)                                          21,930
                              New Jersey State Educational Facilities Authority Revenue Bonds:
                      7,585      FLOATS, Series SG-48, 3.65% due 7/01/2026 (a)(e)                                  7,585
                      2,000      (Higher Educational Facilities Trust Fund), Series A, 5.125% due
                                 9/01/1998 (b)                                                                     2,011
                      3,400   New Jersey State Higher Educational Assistance Authority, Student Loan
                              Revenue Bonds (New Jersey Class Loan Program), AMT, Series B, 3.90% due
                              6/01/1998 (e)                                                                        3,400
                     10,000   New Jersey State Highway Authority, General Revenue Bonds (Garden State
                              Parkway), 7.25% due 1/01/1999 (c)                                                   10,466
                      1,535   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                              VRDN, Series C-76, 3.80% due 10/01/2015 (a)                                          1,535
                      1,000   New Jersey State, Refunding, GO, UT, Series E, 5% due 7/15/1998                      1,003
                              New Jersey State TRAN, CP, Series 97:
                      5,700      3.15% due 4/03/1998                                                               5,700
                      5,800      3.15% due 4/06/1998                                                               5,800
                     10,400      3.45% due 4/06/1998                                                              10,400
                      9,400      3.75% due 4/06/1998                                                               9,400
                      5,000      3.80% due 4/06/1998                                                               5,000
                      4,300      3.75% due 4/07/1998                                                               4,300
                      5,000      3.35% due 4/09/1998                                                               5,000
                      4,000      3.40% due 5/12/1998                                                               4,000
                      5,000      3.40% due 6/05/1998                                                               5,000
                      5,000      3.40% due 6/09/1998                                                               5,000
                      5,500      3.45% due 6/15/1998                                                               5,500
                     10,900   New Jersey State Transportation Trust Fund Authority Refunding Bonds
                              (Transportation System), Series A, 5.50% due 6/15/1998                              10,942
                     22,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.15% due 1/01/2018 (a)(d)                                          22,000
                      8,000   Ocean County, New Jersey, BAN, UT, 4.25% due 6/19/1998                               8,009
                     18,028   Passaic County, New Jersey, BAN, UT, 4.25% due 6/16/1998                            18,039
                              Port Authority of New York and New Jersey (Line of Credit), CP, AMT:
                      3,220      3.15% due 4/01/1998                                                               3,220
                      2,800      3.25% due 5/01/1998                                                               2,800
                      1,260      3.45% due 5/22/1998                                                               1,260

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    Port Authority of New York and New Jersey, Special Obligation Revenue
(concluded)                   Bonds, VRDN, AMT (a):
                  $  14,500      Floating Rate Receipts, Series SG-94, 3.80% due 12/01/2017 (e)                $  14,500
                     23,600      MSTR, Series SGA-69, 3.70% due 12/01/2022                                        23,600
                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
                     46,600      AMT, Refunding, Series 1R, 3.75% due 8/01/2028                                   46,600
                     38,400      AMT, Series 6, 3.70% due 12/01/2027                                              38,400
                     44,900      Series 4, 3.70% due 4/01/2024                                                    44,900
                      7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds (du Pont (E.I.) de Nemours), VRDN, Series A, 3.40% due
                              3/01/2012 (a)                                                                        7,300
                              Salem County, New Jersey, Pollution Control Financing Authority, PCR,
                              Refunding, VRDN (a)(e):
                      1,000      (Atlantic City Electric), AMT, Series B, 3.55% due 7/15/2017                      1,000
                      5,500      (Atlantic City Electric), Series A, 3.45% due 4/15/2014                           5,500
                      4,000      (Public Service Electric & Gas), AMT, 3.40% due 4/01/2031                         4,000
                     11,660   Sussex County, New Jersey, BAN, UT, 4% due 2/09/1999                                11,692
                              Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding, VRDN (a):
                      2,200      (Allied Signal Project), 3.80% due 12/01/2020                                     2,200
                      1,100      (Exxon Project), 3.55% due 7/01/2033                                              1,100
                      1,500   West Orange, New Jersey, BAN, 4.25% due 11/17/1998                                   1,504
                      8,000   West Windsor/Plainsboro, New Jersey, Regional School District Temporary
                              Notes, UT, 4% due 1/27/1999                                                          8,027
                     17,800   Woodbridge Township, New Jersey, BAN, UT, 4.25% due 7/01/1998                       17,819

Puerto Rico--         7,000   Puerto Rico Commonwealth, Government Development Bank, Refunding,
3.6%                          VRDN, 3.375% due 12/01/2015 (a)(e)                                                   7,000
                     22,000   Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                       22,056

                              Total Investments (Cost--$794,633*)--99.3%                                         794,633

                              Other Assets Less Liabilities--0.7%                                                  5,364
                                                                                                                --------
                              Net Assets--100.0%                                                                $799,997
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)AMBAC Insured.
(c)Prerefunded.
(d)FGIC Insured.
(e)MBIA Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$794,632,609) (Note 1a)                                           $  794,632,609
Cash                                                                                                              52,964
Interest receivable                                                                                            5,770,940
Prepaid registration fees and other assets (Note 1d)                                                             225,342
                                                                                                          --------------
Total assets                                                                                                 800,681,855
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      337,709
 Distributor (Note 2)                                                                           232,058          569,767
                                                                                         --------------
Accrued expenses and other liabilities                                                                           114,793
                                                                                                          --------------
Total liabilities                                                                                                684,560
                                                                                                          --------------
Net Assets                                                                                                $  799,997,295
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   80,013,757
Paid-in capital in excess of par                                                                             720,123,489
Accumulated realized capital losses--net (Note 4)                                                               (139,951)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 800,137,573 shares of
beneficial interest outstanding                                                                           $  799,997,295
                                                                                                          ==============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   25,399,676
Expenses:
Investment advisory fees (Note 2)                                                        $    3,390,860
Distribution fees (Note 2)                                                                      879,810
Transfer agent fees (Note 2)                                                                    127,236
Accounting services (Note 2)                                                                     79,096
Registration fees (Note 1d)                                                                      75,730
Professional fees                                                                                70,307
Custodian fees                                                                                   46,738
Pricing fees                                                                                     12,005
Trustees' fees and expenses                                                                       5,383
Other                                                                                             6,152
                                                                                         --------------
Total expenses                                                                                                 4,693,317
                                                                                                          --------------
Investment income--net                                                                                        20,706,359
Realized Loss on Investments--Net (Note 1c)                                                                      (31,035)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   20,675,324
                                                                                                          ==============


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:
Investment income--net                                                                   $   20,706,359   $   17,125,404
Realized loss on investments--net                                                               (31,035)         (47,138)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         20,675,324       17,078,266
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (20,706,317)     (17,117,196)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                         (20,706,317)     (17,117,196)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          2,799,906,641    2,177,998,397
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          20,706,788       17,116,053
                                                                                         --------------   --------------
                                                                                          2,820,613,429    2,195,114,450
Cost of shares redeemed                                                                  (2,703,946,349)  (2,121,998,967)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                    116,667,080       73,115,483
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                116,636,087       73,076,553
Beginning of year                                                                           683,361,208      610,284,655
                                                                                         --------------   --------------
End of year                                                                              $  799,997,295   $  683,361,208
                                                                                         ==============   ==============

See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    1998          1997        1996         1995           1994
Per Share Operating Performance:
Net asset value, beginning of year                       $     1.00   $     1.00  $     1.00   $     1.00     $     1.00
                                                         ----------   ----------  ----------   ----------     ----------
Investment income--net                                          .03          .03         .03          .02            .02
                                                         ----------   ----------  ----------   ----------     ----------
Total from investment operations                                .03          .03         .03          .02            .02
                                                         ----------   ----------  ----------   ----------     ----------
Less dividends from investment income--net                     (.03)        (.03)       (.03)        (.02)          (.02)
                                                         ----------   ----------  ----------   ----------     ----------
Net asset value, end of year                             $     1.00   $     1.00  $     1.00   $     1.00     $     1.00
                                                         ==========   ==========  ==========   ==========     ==========
Total Investment Return                                       2.97%        2.83%       3.07%        2.52%          1.82%
                                                         ==========   ==========  ==========   ==========     ==========
Ratios to Average Net Assets:
Expenses                                                       .66%         .68%        .68%         .71%           .70%
                                                         ==========   ==========  ==========   ==========     ==========
Investment income--net                                        2.92%        2.78%       3.02%        2.51%          1.80%
                                                         ==========   ==========  ==========   ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)                   $  799,997   $  683,361  $  610,285   $  525,747     $  441,846
                                                         ==========   ==========  ==========   ==========     ==========


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $43 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $140,000, of which $72,000 expires in 2003, $4,000 expires in 2004, $33,000 expires in 2005 and $31,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NEW YORK MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New York Mu-nicipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 8, 1998

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                           (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York--         $    890   Albany, New York, BAN, UT, Series A, 4.25% due 12/18/1998                        $     892
101.6%                1,049   Albany, New York, Housing Authority, Private Act Revenue Bonds (Historic
                              Bleeker Terrace), VRDN, AMT, 3.80% due 3/01/2015 (a)                                 1,049
                      2,500   Albany, New York, IDA, IDR, Refunding (Albany Ventures Inc. Project),
                              VRDN, 3.64% due 12/29/2010 (a)                                                       2,500
                      1,565   Brockport, New York, Central School District, BAN, UT, 4.25% due 12/17/1998          1,570
                     13,000   Buffalo, New York, RAN, 4.40% due 8/05/1998                                         13,026
                      6,250   Connetquot Central School District, Islip, New York, UT, 4.25% due 6/25/1998         6,256
                     10,000   Copake Taconic Hills, New York, Central School District, BAN, 4.25%
                              due 4/08/1999                                                                       10,053
                              Eagle Tax-Exempt Trust, VRDN (a):
                      7,200     New York City, Series 1994-C4, 3.70% due 8/01/2003                                 7,200
                     20,000     New York Medical Care, New York Hospital, Series 1995-3201, 3.77%
                                due 8/15/2024                                                                     20,000
                     27,000     New York State Electric Gas Corp., Series 1994-3201, 3.82% due 4/01/2034          27,000
                     13,000     New York State Local Government Assistance, Series A, 3.40%
                                due 4/01/2017                                                                     13,000
                      7,000   Farmingdale, New York (Unified Free School District), 4.25% due 6/29/1998            7,006
                              Harrison, New York (Central School District):
                     14,745     BAN, 4% due 3/18/1999                                                             14,804
                      6,450     BAN, UT, 4.25% due 7/17/1998                                                       6,456
                      2,200     TAN, UT, 4.25% due 6/26/1998                                                       2,202
                     13,000   Hempstead, New York (Unified Free School District), TAN, UT, 4.25% due
                              6/30/1998                                                                           13,011
                     10,000   Hempstead Town, New York, BAN, UT, Series D, 4% due 10/15/1998                      10,009
                      3,400   Lancaster, New York, IDA, IDR (Jiffy Tite Co. Inc.), VRDN, 3.74% due
                              4/01/2018 (a)                                                                        3,400
                      2,955   Monroe County, New York, IDA (Coopervision Project), VRDN, 3.89%
                              due 1/01/2012 (a)                                                                    2,955
                              Municipal Assistance Corporation, City of New York, New York:
                     21,000     CP, Series 2, 3.15% due 4/08/1998                                                 21,000
                      7,525     Refunding, Series E, 4.10% due 7/01/1998                                           7,530
                      4,340     Refunding, Series L, 4.50% due 7/01/1998                                           4,347
                     14,000     Series F, 3.20% due 4/03/1998 (d)                                                 14,000
                     12,900     VRDN, Sub-Series K-2, 3.90% due 7/01/2008 (a)                                     12,900
                     20,000   Nassau County, New York, RAN, Series B, 4.25% due 4/10/1998                         20,002
                              New York City, New York, CP:
                     24,600     3.15% due 4/06/1998                                                               24,600
                     20,000     3.25% due 4/06/1998                                                               20,000
                      2,000     3.75% due 4/06/1998                                                                2,000
                     12,000     3.75% due 4/08/1998                                                               12,000
                     25,500     3.50% due 4/09/1998                                                               25,500
                      5,000     3.65% due 4/09/1998                                                                5,000

Portfolio Abbreviations for CMA New York Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
TAN       Tax Anticipation Notes
TRAN      Tax Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York                      New York City, New York, CP (concluded):
(continued)        $ 19,000     3.60% due 4/19/1998                                                            $  19,000
                      2,000     3.80% due 5/08/1998                                                                2,000
                      6,100     3.65% due 7/15/1998                                                                6,100
                      4,400     3.55% due 8/07/1998                                                                4,400
                     21,200     3.50% due 8/10/1998                                                               21,200
                     52,100     3.50% due 8/11/1998                                                               52,100
                      2,000   New York City, New York, City Housing Development Corporation,
                              Residential Mortgage Revenue Bonds (East 17th Street), VRDN, Series A,
                              3.70% due 1/01/2023 (a)                                                              2,000
                              New York City, New York, GO, VRDN (a):
                      1,400     3.85% due 8/01/2020                                                                1,400
                      5,000     MSTR, SGB-36, UT, 3.70% due 6/01/2022 (d)                                          5,000
                        600     Series C, 3.80% due 10/01/2023                                                       600
                     14,850     UT, BTP-264, 3.80% due 8/01/2009                                                  14,850
                      6,350     UT, Series B, Sub-Series B-2, 3.70% due 8/15/2003 (c)                              6,350
                      3,300     UT, Series B, Sub-Series B-3, 3.70% due 8/15/2004 (c)                              3,300
                      2,700     UT, Series B, Sub-Series B-4, 3.70% due 8/15/2023 (c)                              2,700
                      4,500     UT, Series B, Sub-Series B-7, 3.70% due 8/15/2018 (d)                              4,500
                      1,600     UT, Sub-Series A-4, 3.65% due 8/01/2022                                            1,600
                     21,600     UT, Sub-Series A-4, 3.65% due 8/01/2023                                           21,600
                        400     UT, Sub-Series A-5, 3.70% due 8/01/2016                                              400
                      2,300     UT, Sub-Series A-7, 3.70% due 8/01/2021                                            2,300
                        400     UT, Sub-Series A-10, 3.70% due 8/01/2016                                             400
                        400     UT, Sub-Series B-2, 3.80% due 8/15/2020                                              400
                        500     UT, Sub-Series B-4, 3.80% due 8/15/2023                                              500
                              New York City, New York, Housing Development Corporation, M/F Housing
                              Revenue Bonds, VRDN, Series A (a):
                     54,600     (Monterey), 3.50% due 11/15/2019 (f)                                              54,600
                     32,400     (West 89th Street), AMT, 3.60% due 12/01/2029                                     32,400
                     20,000   New York City, New York, Housing Development Corporation, M/F Rental
                              Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 3.50%
                              due 11/15/2019 (a)                                                                  20,000
                      1,600   New York City, New York, IDA, IDR (Bowe Industry Inc. Project), VRDN, AMT,
                              Series K, 3.50% due 11/01/2010 (a)                                                   1,600
                              New York City, New York, Municipal Water Finance Authority, Water and
                              Sewer System Revenue Bonds:
                     18,500     CP, 3.40% due 4/09/1998                                                           18,500
                     18,700     CP, 3.45% due 5/08/1998                                                           18,700
                     30,400     CP, 3.60% due 6/25/1998                                                           30,400
                     21,700     VRDN, MSTR, SGB-25, 3.80% due 6/15/2023 (a)(c)                                    21,700
                     30,000     VRDN, MSTR, SGB-26, 3.80% due 6/15/2029 (a)(c)                                    30,000
                     31,530     VRDN, MSTR, SGB-27, 3.80% due 6/15/2024 (a)(b)(e)                                 31,530
                      9,500     VRDN, Series 93-C, 3.70% due 6/15/2022 (a)(b)                                      9,500
                      8,200     VRDN, Series A, 3.70% due 6/15/2025 (a)(b)                                         8,200
                      1,100     VRDN, Series C, 3.70% due 6/15/2023 (a)(b)                                         1,100
                      3,800     VRDN, Series G, 3.65% due 6/15/2024 (a)(b)                                         3,800
                     15,590   New York City, New York, Refunding, Series G, 4.25% due 8/01/1998                   15,623
                              New York City, New York, UT:
                     31,800     RAN, Series A, 4.50% due 6/30/1998                                                31,862
                      5,400     VRDN, Series B, Sub-Series B-6, 3.65% due 8/15/2005 (a)(c)                         5,400
                              New York State, CP:
                     10,000     3.60% due 6/18/1998                                                               10,000
                     20,000     3.55% due 7/12/1998                                                               20,000

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York                      New York State Dormitory Authority Revenue Bonds:
(continued)        $ 13,000     CP, 3.50% due 4/07/1998                                                        $  13,000
                      5,045     (Foundling Charitable), VRDN, 3.60% due 7/01/2012 (a)                              5,045
                      7,500     (Memorial Sloan Kettering), CP, Series A, 3% due 4/08/1998                         7,500
                      1,600     (Memorial Sloan Kettering), CP, Series A, 3.55% due 7/10/1998                      1,600
                      2,600     (Memorial Sloan Kettering), CP, Series B, 3% due 4/08/1998                         2,600
                      2,000     (Memorial Sloan Kettering), CP, Series B, 3.55% due 7/10/1998                      2,000
                     13,600     (Memorial Sloan Kettering), CP, Series C, 3.30% due 4/08/1998                     13,600
                      1,300     (Memorial Sloan Kettering), CP, Series C, 3.55% due 7/10/1998                      1,300
                      7,000     (Memorial Sloan Kettering), CP, Series C, 3.50% due 7/14/1998                      7,000
                      4,395     (Memorial Sloan Kettering), CP, Series D, 3% due 4/08/1998                         4,395
                      3,870     Refunding (Secured Hospital-Brookdale Hospital), Series J, 3.90%
                                due 2/15/1999                                                                      3,870
                              New York State Energy Research and Development Authority, Electric Facilities
                              Revenue Bonds (Long Island Lighting Co. Project), VRDN, AMT (a):
                     15,000     Series A, 3.70% due 8/01/2025                                                     15,000
                      6,880     Series A, 3.55% due 12/01/2027                                                     6,880
                     18,300     Series B, 3.70% due 11/01/2023                                                    18,300
                              New York State Energy Research and Development Authority, PCR, VRDN (a):
                     26,300     (Niagara Mohawk Power Corporation Project), AMT, Series A, 3.70% due
                                12/01/2023                                                                        26,300
                     31,400     (Niagara Mohawk Power Corporation Project), AMT, Series B, 3.70% due
                                7/01/2027                                                                         31,400
                      9,000     Refunding (New York State Electric and Gas), Series D, 3.65% due
                                10/01/2029                                                                         9,000
                     26,900   New York State Environmental Facilities Corporation, Resource Recovery
                              Revenue Bonds (OFS Equity Huntington Project), VRDN, AMT, 3.75% due
                              11/01/2014 (a)                                                                      26,900
                      1,700   New York State Environmental Facilities Corporation, Solid Waste Disposal
                              Revenue Bonds, CP, 3.20% due 4/03/1998                                               1,700
                     29,450   New York State Environmental Facilities Corporation, Water Facilities
                              Revenue Bonds, CP, 3.20% due 4/03/1998                                              29,450
                              New York State, HFA, Revenue Bonds, VRDN (a):
                     29,300     (East 84th Street), AMT, Series A, 3.60% due 11/01/2028                           29,300
                      8,600     (Normandie Court-I Project), 3.50% due 5/15/2015                                   8,600
                     18,000     (Tribeca Landing Housing), AMT, Series A, 3.50% due 11/01/2030                    18,000
                              New York State Local Government Assistance Corporation, VRDN (a):
                     14,300     Series B, 3.40% due 4/01/2023                                                     14,300
                      2,700     Series C, 3.45% due 4/01/2025                                                      2,700
                     11,900     Series F, 3.40% due 4/01/2025                                                     11,900
                        500   New York State Medical Care Facilities Finance Agency, Special Obligation,
                              Mental Services Facilities Improvement Bonds, Series A, 7.70% due 11/01/1998           511
                              New York State Power Authority, CP:
                      5,500     3% due 4/06/1998                                                                   5,500
                     10,000     3.40% due 5/01/1998                                                               10,000
                              New York State Power Authority, Revenue and General Purpose Bonds, CP:
                     18,000     3.20% due 4/06/1998                                                               18,000
                     25,000     3.60% due 4/06/1998                                                               25,000
                      7,600     3.20% due 4/09/1998                                                                7,600
                     11,000     3.60% due 5/01/1998                                                               11,000
                     11,500     3.60% due 5/11/1998                                                               11,500
                     20,000     3.60% due 6/10/1998                                                               20,000
                     21,000     3.45% due 6/11/1998                                                               21,000

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTCLUDED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York           $ 43,890   New York State Power Authority, Revenue and General Purpose Bonds
(concluded)                   (Junior Lien), 3.60% due 9/01/1998                                               $  43,890
                              New York State Thruway Authority, General Revenue Bonds, VRDN (a):
                     14,800     3.70% due 1/01/2024 (b)                                                           14,800
                      7,000     MSTR, Series SG-31, 3.75% due 1/01/2025                                            7,000
                      2,000   Oceanside, New York (Unified Free School District), TAN, UT, 4.25% due
                              6/26/1998                                                                            2,002
                      1,000   Oneida County, New York, Refunding, 4% due 3/15/1999 (b)                             1,002
                      5,000   Oswego County, New York, BAN, AMT, UT, 4.50% due 5/08/1998                           5,002
                     12,500   Patchogue-Medford, New York (Unified Free School District), TAN, UT, 4.25%
                              due 6/25/1998                                                                       12,510
                              Port Authority of New York and New Jersey, AMT:
                      2,840     CP, 3% due 4/08/1998                                                               2,840
                      2,515     CP, 3.55% due 7/10/1998                                                            2,515
                      9,765     VRDN, Series SG-52, 3.80% due 3/01/2016 (a)(c)                                     9,765
                     16,830   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                              VRDN, AMT, SG-93, 3.80% due 12/01/2015 (a)(c)                                       16,830
                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
                     15,400     AMT, Refunding, Series 1-R, 3.75% due 8/01/2028                                   15,400
                      1,800     Series 5, 3.70% due 8/01/2024                                                      1,800
                     15,400     Series 6, 3.70% due 12/01/2017                                                    15,400
                     14,590   Rochester, New York, BAN, UT, Series IV, 4.25% due 10/29/1998                       14,621
                      3,600   Schenectady County, New York, IDA, IDR (Super Steel Inc. Project), VRDN,
                              AMT, Series A, 3.65% due 5/01/2006 (a)                                               3,600
                      9,015   Schenectady, New York, BAN, Series A, 4% due 4/08/1999                               9,041
                     27,000   Suffolk County, New York, IDA, IDR (Nissequogue Cogeneration Partners), VRDN,
                              3.65% due 12/15/2023 (a)                                                            27,000
                      7,500   Suffolk County, New York, TAN, UT, Series II, 4.50% due 9/10/1998                    7,522
                     11,535   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Community
                              Development Properties-Larned Project), VRDN, 3.75% due 4/01/2018 (a)               11,535
                      8,935   Three Village Central School District, New York (Brookhaven and Smithtown),
                              TAN, UT, 4.25% due 6/30/1998                                                         8,943
                        100   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                              Revenue Bonds, VRDN, 3.45% due 1/01/2024 (a)(b)                                        100
                      9,750   Waterloo, New York, Central School District, BAN, UT, 4% due 3/17/1999               9,777
                     20,000   Westchester County, New York, TAN, UT, 3.59% due 12/29/1998                         20,002
                      6,440   William Floyd, New York (Unified Free School District), TAN, UT, 4.25%
                              due 6/30/1998                                                                        6,445

Puerto Rico--         5,000   Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                        5,016
0.3%
                              Total Investments (Cost--$1,584,992*)--101.9%                                    1,584,992

                              Liabilities in Excess of Other Assets--(1.9%)                                      (28,971)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $1,556,021
                                                                                                              ==========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)FGIC Insured.

See Notes to Financial Statements.

(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
  *Cost for Federal income tax purposes.

CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$1,584,992,214) (Note 1a)                                       $  1,584,992,214
Cash                                                                                                           1,451,444
Interest receivable                                                                                            9,463,190
Prepaid registration fees and other assets (Note 1d)                                                              41,982
                                                                                                        ----------------
Total assets                                                                                               1,595,948,830
                                                                                                        ----------------
Liabilities:
Payables:
 Securities purchased                                                             $     38,702,430
 Investment adviser (Note 2)                                                              595,018
 Distributor (Note 2)                                                                     437,475
 Dividends to shareholders (Note 1e)                                                          131
 Beneficial interest redeemed                                                                 105             39,735,159
                                                                                  ----------------
Accrued expenses and other liabilities                                                                           193,090
                                                                                                        ----------------
Total liabilities                                                                                             39,928,249
                                                                                                        ----------------
Net Assets                                                                                              $  1,556,020,581
                                                                                                        ================
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                              $    155,691,478
Paid-in capital in excess of par                                                                           1,401,142,780
Accumulated realized capital losses--net (Note 4)                                                               (813,677)
                                                                                                        ----------------
Net Assets--Equivalent to $1.00 per share based on 1,556,914,778 shares of
beneficial interest outstanding                                                                         $  1,556,020,581
                                                                                                        ================


See Notes to Financial Statements.


CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                $     48,409,973
Expenses:
Investment advisory fees (Note 2)                                                $      5,848,065
Distribution fees (Note 2)                                                              1,646,549
Transfer agent fees (Note 2)                                                              225,365
Registration fees (Note 1d)                                                               115,542
Accounting services (Note 2)                                                              112,683
Custodian fees                                                                             70,823
Professional fees                                                                          66,863
Pricing fees                                                                               13,211
Trustees' fees and expenses                                                                 9,756
Other                                                                                       7,252
                                                                                 ----------------
Total expenses                                                                                                 8,116,109
                                                                                                        ----------------
Investment income--net                                                                                        40,293,864
Realized Loss on Investments--Net (Note 1c)                                                                      (14,703)
                                                                                                        ----------------
Net Increase in Net Assets Resulting from Operations                                                    $     40,279,161
                                                                                                        ================

See Notes to Financial Statements.

CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                      1998                   1997
Operations:
Investment income--net                                                            $    40,293,864        $    32,928,337
Realized loss on investments--net                                                         (14,703)                  (802)
                                                                                  ---------------        ---------------
Net increase in net assets resulting from operations                                   40,279,161             32,927,535
                                                                                  ---------------        ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                (40,290,474)           (32,920,755)
                                                                                  ---------------        ---------------
Net decrease in net assets resulting from dividends to shareholders                   (40,290,474)           (32,920,755)
                                                                                  ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                    5,366,386,741          4,110,518,531
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                    40,289,876             32,921,515
                                                                                  ---------------        ---------------
                                                                                    5,406,676,617          4,143,440,046
Cost of shares redeemed                                                            (5,086,967,045)        (4,039,388,472)
                                                                                  ---------------        ---------------
Net increase in net assets derived from beneficial interest transactions              319,709,572            104,051,574
                                                                                  ---------------        ---------------
Net Assets:
Total increase in net assets                                                          319,698,259            104,058,354
Beginning of year                                                                   1,236,322,322          1,132,263,968
                                                                                  ---------------        ---------------
End of year                                                                       $ 1,556,020,581        $ 1,236,322,322
                                                                                  ===============        ===============

See Notes to Financial Statements.


CMA NEW YORK MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:             1998          1997             1996            1995           1994
Per Share Operating Performance:
Net asset value, beginning of year              $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
                                                ----------     ----------      ----------      ----------     ----------
Investment income--net                                 .03            .03             .03             .03            .02
                                                ----------     ----------      ----------      ----------     ----------
Total from investment operations                       .03            .03             .03             .03            .02
                                                ----------     ----------      ----------      ----------     ----------
Less dividends from investment income--net            (.03)          (.03)           (.03)           (.03)          (.02)
                                                ----------     ----------      ----------      ----------     ----------
Net asset value, end of year                    $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
                                                ==========     ==========      ==========      ==========     ==========
Total Investment Return                              3.09%          2.94%           3.17%           2.59%          1.79%
                                                ==========     ==========      ==========      ==========     ==========
Ratios to Average Net Assets:
Expenses                                              .61%           .63%            .64%            .67%           .67%
                                                ==========     ==========      ==========      ==========     ==========
Investment income--net                               3.04%          2.88%           3.12%           2.59%          1.78%
                                                ==========     ==========      ==========      ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)          $1,556,021     $1,236,322      $1,132,264      $  919,852     $  772,760
                                                ==========     ==========      ==========      ==========     ==========


See Notes to Financial Statements.

CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New York Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,390 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $814,000, of which $203,000 expires in 2001, $293,000 expires in 2002, $304,000 expires in 2003, $2,000 expires in 2004 and $12,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carry-forward in the amount of $80,520 has been reclassified to paid-in capital in excess of par.

-------------------------------------------------------------------------------
CMA NORTH CAROLINA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended. These finan-cial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these finan-cial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with gen-erally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 5, 1998

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                            (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina--    $ 1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution Control
87.4%                         Financing Authority Revenue Bonds (Texasgulf, Inc. Project), VRDN, 3.75%
                              due 12/01/2000 (a)                                                                $  1,000
                      5,400   Beaufort County, North Carolina, Water District IV, BAN, 3.795% due 8/26/1998        5,400
                      2,600   Brunswick County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Woods Industries Inc. Project), VRDN,
                              AMT, 3.90% due 7/01/2017 (a)                                                         2,600
                              Buncombe County, North Carolina, VRDN (a):
                        410       3.65% due 6/01/2000                                                                410
                        455       3.65% due 6/01/2002                                                                455
                        500       3.65% due 6/01/2004                                                                500
                        525       3.65% due 6/01/2005                                                                525
                        580       3.65% due 6/01/2007                                                                580
                        435       3.65% due 6/01/2008                                                                435
                        640       3.65% due 6/01/2009                                                                640
                        740       3.65% due 6/01/2012                                                                740
                        815       3.65% due 6/01/2014                                                                815
                        900       3.65% due 6/01/2016                                                                900
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project),
                              VRDN, AMT, 3.70% due 9/01/2011 (a)                                                   6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf, Inc. Project), VRDN, 3.775% due
                              10/01/2005 (a)                                                                       3,000
                        800   Catawba County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Lukens Steel Co. Project), VRDN, AMT,
                              3.85% due 12/01/2009 (a)                                                               800
                      5,000   Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System
                              Revenue Bonds, VRDN, Series D, 3.65% due 1/15/2026 (a)                               5,000
                     18,895   Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A,
                              AMT, 3.75% due 7/01/2017 (a)(b)                                                     18,895
                      2,180   Craven County, North Carolina, BAN, UT, 3.85% due 5/20/1998                          2,180
                              Craven County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Resource Bonds (Cravenwood Energy Project), VRDN,
                              AMT (a):
                      6,250       Series B, 3.75% due 5/01/2011                                                    6,250
                      3,600       Series C, 3.75% due 5/01/2011                                                    3,600

Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM      Adjustable Convertible Extendable Securities
AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
COP          Certificates of Participation
CP           Commercial Paper
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
MSTR         Municipal Securities Trust Receipts
PCR          Pollution Control Revenue Bonds
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                Cumberland County, North Carolina, Industrial Facilities and Pollution
(continued)                   Control Financing Authority, Revenue Refunding Bonds (Monsanto Co.
                              Project), VRDN (a):
                    $ 1,715       3.65% due 6/01/2012                                                           $  1,715
                        600       3.65% due 10/01/2014                                                               600
                      2,650   Edgecombe Water and Sewer District No. 1, North Carolina, BAN, UT,
                              3.54% due 7/29/1998                                                                  2,650
                              Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN (a):
                      1,960       (Gold Medal Homes), 3.85% due 12/01/2009                                         1,960
                      2,200       (Mount Holly Enterprises/Queens G.P. Inc.), AMT, 3.80% due 5/01/2004             2,200
                              Granville County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN, AMT (a):
                      4,000       (Mayville Metal Production Project), 3.55% due 5/23/2020                         4,000
                      1,525       (Tuscarora Plastics, Inc. Project), 3.80% due 12/01/2001                         1,525
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDA, Revenue Bonds (Federal Paper Board Company,
                              Inc. Project), VRDN, AMT, 3.70% due 11/01/2009 (a)                                     500
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN, AMT (a):
                        900       (Pharmagraphics Inc. Project), 3.85% due 9/01/2010                                 900
                      7,500       (US Woven Label Project), 3.70% due 1/01/2013                                    7,500
                     21,215   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Exempt Facilities-Westmoreland Project),
                              VRDN, AMT, 3.75% due 12/01/2019 (a)                                                 21,215
                      3,417   Holly Springs, North Carolina, BAN, UT, 3.79% due 6/24/1998                          3,417
                      1,380   Johnston County, North Carolina, COP (Judicial Annex and Healthcare Project),
                              4.15% due 9/01/1998 (b)                                                              1,382
                        385   Johnston County, North Carolina, UT, Series 1996, 5% due 2/01/1999 (d)                 389
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project), VRDN,
                              3.80% due 10/01/2005 (a)                                                             3,700
                      8,200   Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                              3.70% due 10/01/2011 (a)                                                             8,200
                      8,500   Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Rexroth Corporation Project), VRDN, AMT, 3.70%
                              due 9/01/2016 (a)                                                                    8,500
                              Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN (a):
                      2,000       (Edgecomb Metals Company Project), 3.65% due 12/01/2009                          2,000
                        900       (Flawa Corporation Project), AMT, 3.55% due 12/01/2008                             900
                      1,500       (Griffith Micro Science Project), AMT, 3.75% due 11/01/2007                      1,500
                      7,500   Mecklenburg County, North Carolina, VRDN, Series C, 3.65% due 2/01/2017 (a)          7,500
                        805   New Hanover County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Interroll Corp. Project), VRDN, 3.80%
                              due 11/01/2003 (a)                                                                     805
                              North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
                      4,900       CP, Series B, 3.45% due 5/20/1998                                                4,900
                      1,250       Refunding, Series A, 7.25% due 1/01/1999 (c)                                     1,307

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                North Carolina Educational Facilities Finance Agency Revenue Bonds
(continued)                   (Duke University Project), VRDN (a):
                    $ 1,500       Series A, 3.60% due 6/01/2027                                                 $  1,500
                      5,000       Series B, 3.60% due 12/01/2021                                                   5,000
                      2,000   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                              (Cabarrus Memorial Hospital Project), VRDN, 3.60% due 3/01/2012 (a)                  2,000
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                      3,300       (Duke University Hospital), Series B, 3.60% due 6/01/2015                        3,300
                      3,500       (Duke University Hospital), Series C, 3.60% due 6/01/2015                        3,500
                      2,130       (Duke University Hospital), Series D, 3.60% due 6/01/2015                        2,130
                      3,500       (Pooled Financing Project), ACES, 3.70% due 4/01/2012                            3,500
                      1,800       (Pooled Financing Project), ACES, Series A, 3.70% due 10/01/2020                 1,800
                        200       Refunding (Moses H. Cone Memorial Hospital Project), 3.70% due
                                  10/01/2023                                                                         200
                              North Carolina Municipal Power Agency, Electric Revenue Bonds (No. 1
                              Catawba):
                     25,000       CP, 3.65% due 5/15/1998                                                         25,000
                     20,117       CP, 3.60% due 5/21/1998                                                         20,117
                     14,500       CP, 3.40% due 7/17/1998                                                         14,500
                      2,885       Refunding, 5.10% due 1/01/1999 (e)                                               2,917
                      1,800   North Carolina State Port Authority, Docks and Wharves Facility Revenue Bonds
                              (Morehead City Terminals), VRDN, AMT, 3.80% due 1/01/2016 (a)                        1,800
                      1,305   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Purpose-Cessna Aircraft Company Project), VRDN, AMT, 3.80% due
                              10/01/2012 (a)                                                                       1,305
                              Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines), VRDN (a):
                      2,300       Series A, 3.70% due 11/01/2005                                                   2,300
                        300       Series A, 3.80% due 11/01/2015                                                     300
                      4,000       Series B, 3.70% due 11/01/2015                                                   4,000
                        400   Raleigh-Durham, North Carolina, Refunding, UT, 4.25% due 4/01/1998                     400
                      6,000   Richland Township, North Carolina, Water and Sewer District, BAN, UT,
                              3.75% due 11/18/1998                                                                 6,006
                        700   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Reynolds Metals Company Project),
                              3.75% due 6/01/1998                                                                    700
                      2,900   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financial Authority Revenue Bonds (All American Homes of North Carolina
                              Inc.), VRDN, AMT, 3.85% due 11/01/2011 (a)                                           2,900
                      3,330   Sampson County, North Carolina, Water and Sewer District, BAN, UT,
                              3.545% due 9/09/1998                                                                 3,331
                        400   Union County, North Carolina, UT, Series B, 5.25% due 5/01/1998 (b)                    401
                      4,900   University of North Carolina, Chapel Hill School of Medicine and Ambulatory
                              Care, Clinic Revenue Bonds, VRDN, 3.75% due 7/01/2012 (a)                            4,900
                      1,629   Warren County, North Carolina, Water and Sewer District, BAN, 3.785% due
                              5/06/1998                                                                            1,629
                      2,000   Wayne County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (General Signal), VRDN,
                              3.85% due 12/01/2000 (a)                                                             2,000

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina      $   400   Wilson County, North Carolina, Industrial Facilities and Pollution Control
(concluded)                   Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 3.80%
                              due 1/01/2000 (a)                                                                 $    400

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank:
12.2%                23,000       CP, 3.10% due 4/08/1998                                                         23,000
                        500       Revenue Refunding Bonds, VRDN, 3.375% due 12/01/2015 (a)(b)                        500
                      2,800   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.375% due 7/01/1999 (a)                              2,800
                              Puerto Rico Electric Power Authority Revenue Bonds:
                      6,000       MSTR, VRDN, Series SGA-43, 3.60% due 7/01/2022 (a)(b)                            6,000
                      5,000       Series M, 6.90% due 7/01/1998                                                    5,041

                              Total Investments (Cost--$305,767*)--99.6%                                         305,767
                              Other Assets Less Liabilities--0.4%                                                  1,302
                                                                                                                --------
                              Net Assets--100.0%                                                                $307,069
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FGIC Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$305,766,586) (Note 1a)                                           $  305,766,586
Cash                                                                                                              66,196
Interest receivable                                                                                            1,502,071
Prepaid registration fees and other assets (Note 1d)                                                              14,802
                                                                                                          --------------
Total assets                                                                                                 307,349,655
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      132,622
 Distributor (Note 2)                                                                            88,673          221,295
                                                                                         --------------
Accrued expenses and other liabilities                                                                            58,906
                                                                                                          --------------
Total liabilities                                                                                                280,201
                                                                                                          --------------
Net Assets                                                                                                $  307,069,454
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   30,710,871
Paid-in capital in excess of par                                                                             276,397,838
Accumulated realized capital losses--net (Note 4)                                                                (39,255)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 307,108,709 shares of
beneficial interest outstanding                                                                           $  307,069,454
                                                                                                          ==============

See Notes to Financial Statements.

CMA North Carolina Municipal Money Fund
Statement of Operations for the Year Ended March 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   10,154,212
Expenses:
Investment advisory fees (Note 2)                                                        $    1,381,698
Distribution fees (Note 2)                                                                      340,553
Professional fees                                                                                53,122
Accounting services (Note 2)                                                                     52,391
Transfer agent fees (Note 2)                                                                     50,229
Registration fees (Note 1d)                                                                      34,308
Custodian fees                                                                                   24,644
Pricing fees                                                                                      7,679
Trustees' fees and expenses                                                                       2,114
Printing and shareholder reports                                                                    638
Other                                                                                             2,923
                                                                                         --------------
Total expenses                                                                                                 1,950,299
                                                                                                          --------------
Investment income--net                                                                                         8,203,913
Realized Gain on Investments--Net (Note 1c)                                                                          556
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    8,204,469
                                                                                                          ==============


See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     March 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:
Investment income--net                                                                   $    8,203,913   $    7,440,667
Realized gain (loss) on investments--net                                                            556           (3,442)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          8,204,469        7,437,225
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (8,203,913)      (7,440,667)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (8,203,913)      (7,440,667)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            908,145,767      757,440,492
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        8,204,020        7,440,785
                                                                                         --------------   --------------
                                                                                            916,349,787      764,881,277
Cost of shares redeemed                                                                    (883,460,955)    (764,608,188)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     32,888,832          273,089
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 32,889,388          269,647
Beginning of year                                                                           274,180,066      273,910,419
                                                                                         --------------   --------------
End of year                                                                              $  307,069,454   $  274,180,066
                                                                                         ==============   ==============


See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                 1998          1997         1996            1995           1994
Per Share Operating Performance:
Net asset value, beginning of year                    $   1.00     $   1.00       $   1.00       $   1.00       $   1.00
                                                      --------     --------       --------       --------       --------
Investment income--net                                     .03          .03            .03            .03            .02
                                                      --------     --------       --------       --------       --------
Total from investment operations                           .03          .03            .03            .03            .02
                                                      --------     --------       --------       --------       --------
Less dividends from investment income--net                (.03)        (.03)          (.03)          (.03)          (.02)
                                                      --------     --------       --------       --------       --------
Net asset value, end of year                          $   1.00     $   1.00       $   1.00       $   1.00       $   1.00
                                                      ========     ========       ========       ========       ========
Total Investment Return                                  3.02%        2.84%          3.12%          2.61%          1.85%
                                                      ========     ========       ========       ========       ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                            .71%         .72%           .69%           .62%           .61%
                                                      ========     ========       ========       ========       ========
Expenses                                                  .71%         .72%           .74%           .72%           .71%
                                                      ========     ========       ========       ========       ========
Investment income--net                                   2.97%        2.79%          3.08%          2.58%          1.84%
                                                      ========     ========       ========       ========       ========
Supplemental Data:
Net assets, end of year (in thousands)                $307,069     $274,180       $273,910       $278,704       $293,452
                                                      ========     ========       ========       ========       ========


See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $39,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003 and $11,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

-------------------------------------------------------------------------------
CMA OHIO MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA OHIO MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, includ-ing the schedule of investments, of CMA Ohio Municipal Money Fund of CMA Mul-ti-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial state-ments and the financial highlights are the responsibility of the Fund's man-agement. Our responsibility is to express an opinion on these financial state-ments and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally ac-cepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 7, 1998

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
Ohio--99.3%         $   890   Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, 4.25% due 1/02/2003 (a)   $    890
                      2,175   Anna, Ohio, Local School District, BAN, 4.39% due 4/06/1998                          2,175
                      3,600   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County
                              Medical Center Project), VRDN, 3.75% due 12/01/2007 (a)                              3,600
                      2,160   Ashtabula County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT, 3.85%
                              due 6/01/2005 (a)                                                                    2,160
                              Barberton, Ohio, City School District, BAN:
                      2,000     4.34% due 6/01/1998                                                                2,001
                      5,000     UT, Series B, 4.48% due 6/01/1998                                                  5,006
                        315   Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 3.85% due 2/01/2002 (a)      315
                              Butler County, Ohio, BAN:
                      3,700     4.29% due 8/06/1998                                                                3,705
                      2,000     4.25% due 10/22/1998                                                               2,004
                      2,800   Cadiz, Ohio, BAN, 4.40% due 6/18/1998                                                2,803
                              Canal Winchester, Ohio, BAN:
                      2,800     4.375% due 8/11/1998                                                               2,803
                      1,000     4.30% due 1/12/1999                                                                1,002
                              Canal Winchester, Ohio, Local School District, BAN, UT:
                      3,500     4.25% due 6/17/1998                                                                3,504
                      2,350     4.30% due 6/17/1998                                                                2,352
                      1,055   Canton, Ohio, IDR (Accu Plate Project), VRDN, AMT, 3.89% due 3/01/2017 (a)           1,055
                      3,575   Cincinnati and Hamilton County, Ohio, Port Authority, Economic Development
                              Revenue Bonds (Berthesda One Ltd.), 4% due 8/01/1998                                 3,575
                      7,000   Cincinnati, Ohio, City School District, BAN, 4.32% due 9/17/1998                     7,012
                      1,770   Clark County, Ohio, BAN, 4.40% due 6/30/1998                                         1,772
                      1,700   Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                              3.95% due 9/01/2005 (a)                                                              1,700
                      9,000   Cleveland, Ohio, Airport System Revenue Refunding Bonds, VRDN, AMT, Series D,
                              3.80% due 1/01/2027 (a)                                                              9,000
                      2,750   Columbiana County, Ohio, IDR (The Hall China Project), VRDN, AMT, 3.90%
                              due 1/01/2007 (a)                                                                    2,750
                              Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds, VRDN (a):
                        700     (Benjamin Rose Institute Project), Series B, 3.70% due 12/01/2000                    700
                      4,900     (Catholic Charities Facilities), 3.80% due 7/01/2012                               4,900
                              Cuyahoga County, Ohio, IDR, VRDN (a):
                        940     (Athens Pastries Inc. Project), AMT, 3.89% due 6/03/2009                             940
                      5,155     (Cleveland E Excel Ltd.), AMT, 3.85% due 3/01/2019                                 5,155
                        595     (Erieview Metal Treating Project), AMT, 3.89% due 5/01/2010                          595
                      2,290     Refunding (Curtiss Wright Project), 3.80% due 12/01/2008                           2,290
                      3,150     Refunding (Parma Care Center, Inc.), 3.89% due 12/01/2011                          3,150
                        945     Refunding (Pleasant Lake Association Project), 3.74% due 5/01/2011                   945
                      3,400     (Suburban Pavilion Inc. Project), AMT, 4.25% due 10/02/2006                        3,400

Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT            Alternative Minimum Tax (subject to)
BAN            Bond Anticipation Notes
CP             Commercial Paper
GO             General Obligation Bonds
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
Ohio                $ 5,000   Dayton, Ohio, BAN, 3.95% due 9/15/1998                                            $  5,003
(continued)           4,000   Dublin, Ohio, City School District, GO, UT, 4.33% due 5/13/1998                      4,002
                      4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, Class A, 3.60% due 10/01/1998               4,000
                              Eagle Tax-Exempt Trust, Custodial Receipts (Ohio Edison), VRDN (a):
                      5,000     Series 95, Class 3501, 3.77% due 7/01/2015                                         5,000
                      5,000     Series 95, Class 3502, 3.77% due 7/01/2015                                         5,000
                      1,000   East Palestine, Ohio, BAN, 3.93% due 8/28/1998                                       1,000
                              Erie County, Ohio, IDR, VRDN (a):
                        500     (Brighton Manor Company Project), AMT, 3.85% due 11/01/2016                          500
                      1,590     Refunding (Huron Health Care Center Project), 3.75% due 8/01/2007                  1,590
                      3,300   Franklin County, Ohio, Health Systems Revenue Bonds (Franciscan Sisters-
                              Saint Anthony Medical Facility), VRDN, Series B, 3.70% due 7/01/2015 (a)             3,300
                              Franklin County, Ohio, Hospital Revenue Bonds, VRDN (a):
                      5,900     (Children's Hospital Project), Series B, 3.85% due 12/01/2014                      5,900
                      1,000     (Lutheran Senior City Inc. Project), 3.65% due 5/01/2015                           1,000
                              Franklin County, Ohio, Hospital Revenue Refunding and Improvement Bonds
                              (US Health Corp. Project):
                        500     Series C, 4.10% due 6/01/1998                                                        500
                      2,900     VRDN, Series A, 3.70% due 12/01/2021 (a)                                           2,900
                              Franklin County, Ohio, IDR:
                      1,325     (GSW Building Association Ltd.), 3.80% due 5/01/1998                               1,325
                      2,500     Refunding (Heekin Can Inc. Project), VRDN, AMT, 3.95% due 5/01/2007 (a)            2,500
                      3,000   Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts Project),
                              VRDN, AMT, 3.85% due 12/01/2024 (a)                                                  3,000
                      2,900   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                              3.90% due 4/01/2007 (a)                                                              2,900
                      1,255   Geauga County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT, 3.85%
                              due 6/01/2005 (a)                                                                    1,255
                      2,000   Graham, Ohio, Local School District, UT, Series A, 4.29% due 5/28/1998               2,001
                      1,000   Greene County, Ohio, IDR (FC Ltd./AFC Stamping), VRDN, AMT, 3.89% due
                              9/01/2016 (a)                                                                        1,000
                        546   Hamilton County, Ohio, Economic Development Revenue Bonds (Cincinnati
                              Performing Arts), VRDN, 3.85% due 6/15/2005 (a)                                        546
                      5,500   Hamilton County, Ohio, Hospital Facilities Revenue Bonds (Alliance Health),
                              VRDN, Series F, 2.95% due 1/01/2018 (a)(b)                                           5,500
                      1,160   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, AMT, 3.34% due
                              12/01/2014 (a)                                                                       1,160
                      1,000   Lancaster, Ohio, BAN, 4.25% due 11/18/1998                                           1,002
                      3,400   Lorain County, Ohio, BAN, 4.22% due 9/17/1998                                        3,404
                      3,155   Lorain County, Ohio, IDR (DGR Investment Ltd./Trimline Die Corp.), VRDN, AMT,
                              3.34% due 12/01/2012 (a)                                                             3,155
                      5,000   Lorain County, Ohio, Independent Living Facilities Revenue Bonds (Elyria
                              United Methodist Project), VRDN, Series A, 3.80% due 6/01/2022 (a)                   5,000
                      2,910   Lucas County, Ohio, Economic Development Revenue Bonds (Hammill
                              Manufacturing Co. Project), VRDN, AMT, 3.95% due 5/01/2010 (a)                       2,910
                        200   Lucas County, Ohio, Hospital Revenue Bonds (Sunshine Children's Home Project),
                              VRDN, 3.80% due 12/01/2007 (a)                                                         200
                      4,690   Lucas County, Ohio, IDR (Reichert Stamping Co. Project), VRDN, 3.90% due
                              7/15/2006 (a)                                                                        4,690
                      6,000   Lucas County, Ohio, M/F Housing Revenue Bonds (Virigina Lake Apartments Project),
                              AMT, 3.80% due 11/27/1998                                                            6,000

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
Ohio                $ 5,000   Marion County, Ohio, BAN, 4.10% due 11/23/1998                                    $  5,007
(continued)             260   Marion County, Ohio, Hospital Improvement Revenue Bonds (Pooled Lease
                              Program), VRDN, 3.75% due 5/01/2019 (a)                                                260
                      1,860   Marion County, Ohio, IDR (Mid-Ohio Packaging Company Project), VRDN, AMT,
                              3.90% due 11/01/2015 (a)                                                             1,860
                      9,300   Mason, Ohio, Economic Development Revenue Bonds (Cedar Village Project),
                              VRDN, 3.67% due 12/01/2017 (a)                                                       9,300
                      2,780   Mentor, Ohio, IDR (Metcor Partnership/Tridelt), VRDN, AMT, 3.85% due
                              12/01/2008 (a)                                                                       2,780
                      3,500   Mercer County, Ohio, BAN, 4.25% due 9/25/1998                                        3,504
                      6,600   Montgomery County, Ohio, Hospital Revenue Bonds (Miami Valley Hospital), CP,
                              Series C, 3.60% due 5/07/1998                                                        6,600
                      2,370   Montgomery County, Ohio, IDR (Citywide Development Corp. Project), VRDN,
                              AMT, 3.85% due 12/01/2013 (a)                                                        2,370
                        590   Montgomery County, Ohio, IDR (Town Centers Ltd. Partnership Project), AMT,
                              3.95% due 5/15/1998                                                                    590
                      1,615   Moraine, Ohio, IDR, Refunding (Gray America Corporation Project), VRDN, AMT,
                              3.85% due 12/01/2001 (a)                                                             1,615
                        450   Mount Gilead, Ohio, BAN, 4% due 11/05/1998                                             450
                      1,000   New Knoxville, Ohio, Local School District, BAN, UT, 4.53% due 6/16/1998             1,001
                      6,200   Northwest, Ohio, Local School District (Hamilton County), BAN, UT, 4.84% due
                              6/17/1998                                                                            6,213
                      1,790   Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 3.85% due 10/01/2003 (a)             1,790
                      8,045   Ohio State Air Quality Development Authority, Environmental Improvement
                              Revenue Refunding Bonds (USX Project), 3.55% due 6/15/1998                           8,045
                      7,500   Ohio State Air Quality Development Authority, PCR (Duquesne Light Co. Project),
                              CP, Series B, 3.70% due 5/11/1998                                                    7,500
                      2,700   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                              (Cincinnati Gas and Electric), VRDN, Series A, 3.65% due 9/01/2030 (a)               2,700
                              Ohio State Higher Educational Facilities, Commission Revenue Bonds, VRDN (a):
                      4,555     (Facilities Pooled Financing), 3.55% due 12/01/2016                                4,555
                      2,760     (Mount Vernon), 3.80% due 9/01/2009                                                2,760
                      2,825   Ohio State, IDR, Refunding (General Motors Corp. Project), VRDN, 3.85% due
                              9/01/2001 (a)                                                                        2,825
                      5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corp. Project), VRDN, AMT,
                              3.75% due 8/01/2032 (a)                                                              5,000
                     13,500   Ohio State Solid Waste Revenue Bonds (BP Exploration & Oil Project), VRDN, AMT,
                              3.75% due 2/01/2033 (a)                                                             13,500
                      3,700   Ohio State Turnpike Commission Revenue Bonds (Municipal Securities Trust
                              Receipts), VRDN, Series SGA-60, 3.80% due 2/15/2026 (a)(b)                           3,700
                      2,120   Ohio State University, General Receipts, VRDN, 3.70% due 12/01/2027 (a)              2,120
                      9,000   Ohio State Water Development Authority, Environmental Improvement Revenue
                              Bonds (Mead Corp. Project), VRDN, AMT, 3.75% due 3/01/2023 (a)                       9,000
                      3,000   Ohio State Water Development Authority, PCR(Duquesne Light Co. Project), CP,
                              AMT, 3.70% due 5/07/1998                                                             3,000
                      8,500   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                              Bonds (Ohio Edison Company), AMT, Series A, 4.10% due 5/01/1998                      8,500
                      6,745   Ohio State Water Development Authority Revenue Bonds, Series A, 3.75% due
                              9/01/1998                                                                            6,745
                      3,000   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (American Steel & Wire Corp.), VRDN, 3.85% due 9/01/2025 (a)                         3,000
                      3,600   Ontario, Ohio, BAN, 4.20% due 12/23/1998                                             3,606

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
Ohio                $ 5,000   Ottawa County, Ohio, BAN, 4.125% due 8/06/1998                                    $  5,004
(continued)             200   Paulding County, Ohio, IDR, Refunding (Countrymark Cooperative Inc. Project),
                              VRDN, 3.70% due 3/01/1999 (a)                                                          200
                      5,400   Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge Corp.
                              Project), VRDN, AMT, 3.50% due 8/01/2026 (a)                                         5,400
                              Pickerington, Ohio, Local School District, BAN, UT:
                      1,500     4.07% due 8/03/1998                                                                1,502
                      1,500     4.24% due 8/03/1998                                                                1,502
                              Portage County, Ohio, IDR, VRDN, AMT (a):
                      6,750     (Commercial Turf Products Ltd. Project), 3.85% due 5/01/2022                       6,750
                      1,370     (John E. Susong Project), Series B, 3.89% due 5/02/2016                            1,370
                      1,685     (NCSP L.P. Project), 3.85% due 7/01/2014                                           1,685
                      2,585     (PM Property One, Ltd.), 3.85% due 11/01/2012                                      2,585
                      2,075     Refunding (John E. Susong Project), Series A, 3.89% due 5/02/2011                  2,075
                      1,000   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings, Inc.),
                              VRDN, 3.75% due 12/01/2010 (a)                                                       1,000
                      1,250   Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                              VRDN, 3.65% due 12/01/2020 (a)                                                       1,250
                      1,700   Saint Mary's, Ohio, BAN, 4.40% due 6/17/1998                                         1,701
                      1,100   Salem, Ohio, BAN, 4.45% due 5/28/1998                                                1,101
                              Sandusky County, Ohio, IDR, VRDN (a):
                      1,300     (Brighton Manor Co. Project), AMT, 3.85% due 12/01/2016                            1,300
                      1,910     (Crown Battery Manufacturing Co.), AMT, 3.89% due 8/06/2003                        1,910
                      3,000     (Louis G. Freeman Co. Project), AMT, 3.89% due 7/01/2017                           3,000
                      4,160     (Magnesium Refining Technologies Inc. Project), Series A, 3.89%
                                due 9/01/2007                                                                      4,160
                      2,000   Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good Shepherd Home
                              Project), VRDN, 3.80% due 10/01/2017 (a)                                             2,000
                        235   Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 3.89% due 11/01/2004 (a)                235
                              Stark County, Ohio, IDR, VRDN, AMT (a):
                      2,345     (Superior Dairy Inc. Project), 3.85% due 5/01/2003                                 2,345
                      1,340     (Wilkof-Morris Project), 3.89% due 1/01/2010                                       1,340
                      1,580   Streetsboro, Ohio, BAN, 4.15% due 10/09/1998                                         1,581
                      2,060   Strongsville, Ohio, IDR (E&E Properties/Dupli System Project), VRDN, 3.90%
                              due 2/01/2010 (a)                                                                    2,060
                        400   Summit County, Ohio, Hospital Facilities Revenue Bonds (Cuyahoga Falls
                              General Hospital), VRDN, Series B, 3.70% due 7/01/1999 (a)                             400
                              Summit County, Ohio, IDR:
                        820     (Ohio Camshaft Project), 3.95% due 4/01/1998                                         820
                        950     (Texler Inc. Project), AMT, 3.85% due 5/01/1998                                      950
                              Summit County, Ohio, IDR, VRDN (a):
                      1,250     (Ace Precision Industries Inc. Project), AMT, 3.90% due 7/01/2014                  1,250
                      1,595     (Austin Printing Co. Inc. Project), AMT, 3.90% due 8/01/2006                       1,595
                      2,260     (Delco Corp. Project), AMT, 3.90% due 6/01/2016                                    2,260
                        340     (Forest Manufacturing Project), 3.85% due 11/01/2001                                 340
                        720     (Hardcoating Project), 3.90% due 7/01/2002                                           720
                        140     (Lucerne Production Project), AMT, 3.85% due 6/01/2002                               140
                      1,150     (Sigma Properties Project), 3.89% due 6/01/2008                                    1,150
                      1,000     (Steffen Bookbinders Project), 3.90% due 11/01/2004                                1,000
                        450     (Struktol Project), AMT, Series A, 3.85% due 6/01/2002                               450

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
Ohio                $ 1,590   Troy, Ohio, Economic Development Revenue Bonds (L&CP Corp. Project), AMT,
(concluded)                   3.90% due 6/01/1998                                                               $  1,590
                      1,920   Trumbull County, Ohio, IDR (ATD Corp. Project), VRDN, AMT, 3.89% due
                              8/01/2010 (a)                                                                        1,920
                      2,500   Union County, Ohio, IDR (Union Aggregates Co. Project), VRDN, AMT, 3.95% due
                              11/01/2006 (a)                                                                       2,500
                      1,215   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 3.90% due
                              5/01/2016 (a)                                                                        1,215
                      1,515   Valley View, Ohio, IDR, Refunding and Improvement (Sweet Valley Dillion Project),
                              VRDN, AMT, 3.90% due 4/01/2011 (a)                                                   1,515
                      2,255   Vinton County, Ohio, Local School District, 4.37% due 7/21/1998                      2,260
                              Wadsworth, Ohio, City School District, BAN, UT:
                      1,400     4.23% due 8/04/1998                                                                1,402
                      1,300     4.375% due 8/04/1998                                                               1,302
                      1,980   Warren County, Ohio, IDR (Kardol Quality Products Project), VRDN, AMT,
                              3.95% due 12/01/2014 (a)                                                             1,980
                      2,330   Willoughby, Ohio, IDR (Malish Brush & Specialty), VRDN, AMT, 3.85% due
                              6/01/2009 (a)                                                                        2,330
                      2,860   Wood County, Ohio, Economic Development Revenue Bonds (Great Lakes
                              Window Project), AMT, 4.60% due 6/01/1998                                            2,860
                              Wood County, Ohio, IDR, VRDN, AMT (a):
                      1,145     (B&B Box Co. Project), 3.90% due 3/01/2011                                         1,145
                      1,000     (Centaur Tool & Die Inc. Project), 3.90% due 8/01/2010                             1,000
                      1,410   Woodster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 3.90% due
                              5/01/2010 (a)                                                                        1,410
                      3,055   Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                              Project), VRDN, AMT, 3.85% due 9/01/2004 (a)                                         3,055

                              Total Investments (Cost--$392,013*)--99.3%                                         392,013

                              Other Assets Less Liabilities--0.7%                                                  2,702
                                                                                                                --------
                              Net Assets--100.0%                                                                $394,715
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)MBIA Insured.
  *Cost for Federal income tax purposes.


   See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$392,013,283) (Note 1a)                                          $   392,013,283
Cash                                                                                                              80,896
Interest receivable                                                                                            2,961,282
Prepaid registration fees and other assets (Note 1d)                                                              10,283
                                                                                                         ---------------
Total assets                                                                                                 395,065,744
                                                                                                         ---------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                            $       171,178
 Distributor (Note 2)                                                                           114,188          285,366
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            65,834
                                                                                                         ---------------
Total liabilities                                                                                                351,200
                                                                                                         ---------------

Net Assets                                                                                               $   394,714,544
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    39,474,610
Paid-in capital in excess of par                                                                             355,271,488
Accumulated realized capital losses--net (Note 4)                                                                (31,554)
                                                                                                         ---------------

Net Assets--Equivalent to $1.00 per share based on 394,746,098 shares of
beneficial interest outstanding                                                                          $   394,714,544
                                                                                                         ===============


See Notes to Financial Statements.




CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium earned                                                               $   13,532,283

Expenses:
Investment advisory fees (Note 2)                                                       $     1,784,810
Distribution fees (Note 2)                                                                      440,461
Transfer agent fees (Note 2)                                                                     60,851
Registration fees (Note 1d)                                                                      58,377
Accounting services (Note 2)                                                                     55,454
Professional fees                                                                                51,477
Custodian fees                                                                                   31,359
Pricing fees                                                                                     14,917
Trustees' fees and expenses                                                                       2,634
Printing and shareholder reports                                                                    325
Other                                                                                             3,378
                                                                                        ---------------
Total expenses                                                                                                 2,504,043
                                                                                                         ---------------
Investment income--net                                                                                        11,028,240
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $    11,028,240
                                                                                                         ===============

See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                   March 31,
Increase (Decrease) in Net Assets:                                                            1998            1997
Operations:
Investment income--net                                                                  $    11,028,240  $     8,896,526
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         11,028,240        8,896,526
                                                                                        ---------------  ---------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (11,028,240)      (8,896,526)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders                         (11,028,240)      (8,896,526)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,402,701,781    1,162,499,097
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                       11,028,169        8,896,416
                                                                                        ---------------  ---------------
                                                                                          1,413,729,950    1,171,395,513
Cost of shares redeemed                                                                  (1,346,188,447)  (1,126,409,501)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                     67,541,503       44,986,012
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                 67,541,503       44,986,012
Beginning of year                                                                           327,173,041      282,187,029
                                                                                        ---------------  ---------------
End of year                                                                             $   394,714,544  $   327,173,041
                                                                                        ===============  ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                 1998       1997      1996      1995      1994
Per Share Operating Performance:
Net asset value, beginning of year                                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .03        .03       .03       .03        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .03        .03       .03       .03        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.03)      (.03)     (.03)     (.03)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========

Total Investment Return                                                  3.15%      3.00%     3.26%     2.65%      1.88%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                  .70%       .71%      .73%      .74%       .72%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   3.09%      2.94%     3.21%     2.64%      1.86%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $394,715   $327,173  $282,187  $237,655   $213,655
                                                                      ========   ========  ========  ========   ========


See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $32,000, of which $23,000 expires in 2000, $5,000 expires in 2001 and $4,000 expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the fi-nancial highlights for the respective stated periods in conformity with gener-ally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 1, 1998

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                           (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania--                Allegheny County, Pennsylvania, Hospital Development Authority Revenue
99.0%                         Bonds, VRDN (a):
                   $  1,000      (Allegheny General Hospital), Series B, 3.65% due 9/01/2010                    $  1,000
                        600      (Presbyterian Health Center), Series A, 3.70% due 3/01/2020 (b)                     600
                        500      (Presbyterian Health Center), Series B, 3.70% due 3/01/2020 (b)                     500
                      5,000      (Saint Francis Medical Center--Accounts Receivable Program),
                                 Series A, 3.80% due 2/15/2012                                                     5,000
                              Allegheny County, Pennsylvania, IDA, Revenue Bonds (Unitel Mobile Video
                              Project), VRDN (a):
                      1,000      3.30% due 7/01/2009                                                               1,000
                      3,500      Series B, 4.20% due 7/01/2009                                                     3,500
                      8,800   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development Parkway Center Mall Project), VRDN, Series A, 3.75% due
                              5/01/2009 (a)                                                                        8,800
                      8,800   Beaver County, Pennsylvania, IDA, Environmental Improvement Revenue Bonds
                              (BASF Corporation Project), VRDN, 3.75% due 9/01/2032 (a)                            8,800
                              Beaver County, Pennsylvania, IDA, PCR:
                      2,000      (Duquesne Light Project), CP, 3.65% due 4/07/1998                                 2,000
                      4,200      (Duquesne Light Project), CP, 3.60% due 7/16/1998                                 4,200
                      4,000      Refunding (Atlantic Richfield Project), VRDN, 3.65% due 12/01/2020 (a)            4,000
                     10,000      Refunding (Toledo Edison), CP, Series E, 3.80% due 12/01/1998                    10,000
                              Berks County, Pennsylvania, IDA, IDR:
                      4,100      (Citizens Utilities Co. Projects), CP, 3.60% due 7/17/1998                        4,100
                      2,235      (Valley Forge Company, Inc. Project), VRDN, AMT, Series A, 3.90% due
                                 9/01/2006 (a)                                                                     2,235
                      4,830   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporate Project), 3.55% due 6/15/1998                         4,830
                      2,600   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, AMT, 3.90% due 9/01/2012 (a)                                                   2,600
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), Series A, CP, AMT:
                      2,000      3.55% due 4/03/1998                                                               2,000
                      4,050      3.50% due 5/14/1998                                                               4,050
                      2,550      3.60% due 5/14/1998                                                               2,550
                     14,540      3.55% due 5/15/1998                                                              14,540
                      6,200      3.70% due 5/15/1998                                                               6,200
                      1,750   Crawford County, Pennsylvania, IDA, Revenue Bonds (Heatrix Inc. Project),
                              VRDN, AMT, Series A, 3.90% due 11/01/2017 (a)                                        1,750
                      4,690   Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds
                              (Dickinson College), Series B, 3.75% due 11/02/1998                                  4,690
                      5,300   Dauphin County, Pennsylvania, General Authority Revenue Bonds (School
                              District Pooled Financing Program II), VRDN, 4.10% due 9/01/2032 (a)(f)              5,300

Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
CP          Commercial Paper
GO          General Obligation Bonds
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
TAN         Tax Anticipation Notes
TRAN        Tax Revenue Anticipation Notes
UPDATES     Unit Price Daily Adjustable Tax-Exempt Securities
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania       $  4,600   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
(continued)                   3.70% due 12/01/2009 (a)                                                          $  4,600
                      2,000   Delaware County, Pennsylvania, Revenue Bonds (Widener University Inc.),
                              VRDN, 3.80% due 7/01/2014 (a)                                                        2,000
                              Eagle Tax-Exempt Trust, Pennsylvania, VRDN (a):
                      4,300      GO, Series 94, Class 3803, 3.63% due 5/01/2008                                    4,300
                      5,700      GO, Series 96-C, 3.63% due 5/01/2014                                              5,700
                      9,800      Housing Resident Development, Series 92, Class 3801, 3.75% due 7/01/1998          9,800
                      5,800      Housing Security, Series A, Class 3801, 3.48% due 7/01/2025                       5,800
                      3,570   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel
                              Printing Inc.), VRDN, AMT, 3.90% due 2/01/2013 (a)                                   3,570
                      5,000   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, 3.75%
                              due 12/01/2028 (a)(d)                                                                5,000
                              Erie County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      1,900      (McInnes Steel Co.), 3.75% due 11/01/2001                                         1,900
                      3,250      (Reed Manufacturing), 3.90% due 6/01/2006                                         3,250
                      6,000   Erie County, Pennsylvania, TRAN, 4.375% due 12/31/1998                               6,025
                      3,700   Geisinger, Pennsylvania, Health System Revenue Bonds, VRDN, Series B,
                              3.70% due 7/01/2022 (a)                                                              3,700
                      2,950   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 3.80% due 11/01/2018 (a)     2,950
                      6,390   Lackawanna County, Pennsylvania, MSTR, VRDN, UT,Series SGB-38, 3.80%
                              due 9/15/2020 (a)(f)                                                                 6,390
                              Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT (a):
                      2,225      Series A, 3.90% due 10/01/2004                                                    2,225
                      1,800      Series B, 3.90% due 10/01/2004                                                    1,800
                      3,400   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Lehigh Valley Hospital), VRDN, Series A, 3.70% due 7/01/2028 (a)(f)                 3,400
                      1,100   Montgomery County, Pennsylvania, GO, VRDN, UT, 3.45% due 11/15/2001 (a)              1,100
                     17,800   Montgomery County, Pennsylvania, Higher Education and Health Authority
                              Revenue Bonds (Pennsylvania Higher Education & Health Loan), VRDN,
                              Series A, 3.80% due 8/01/2021 (a)                                                   17,800
                      1,700   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Merck & Co. Project),
                              VRDN, Series A, 4.15% due 10/01/2017 (a)                                             1,700
                      4,810   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 3.70% due 12/01/2013 (a)                     4,810
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 3.70% due 10/01/2003 (a)                                                   3,850
                      3,500   Moon, Pennsylvania, IDA, Commerical Development Revenue Bonds
                              (One Thorn Run Center Project), VRDN, Series A, 3.60% due 11/01/2015 (a)             3,500
                              Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      4,250      (MCS Industries Inc.), 3.90% due 6/01/2012                                        4,250
                      4,750      Refunding (Reale Association Project), 3.90% due 4/01/2012                        4,750
                      1,000   Oil City, Pennsylvania, School District, UT, 3.95% due 8/27/1998                     1,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (a):
                      5,000      AMT, Series D-7, 3.95% due 8/01/2022                                              5,000
                      1,800      AMT, Series F-5, 3.95% due 12/01/2006                                             1,800
                        800      (Erie Forge & Steel Project), AMT, Series B-4, 3.95% due 12/01/1999                 800
                      1,400      (Erie Plating Company Project), AMT, Series B-5, 3.95% due 12/01/2004             1,400
                      4,500      (Gutchess Hardwoods Project), Series B, 3.85% due 4/01/2005                       4,500
                      1,090      (Wendt Dunnington Co. Project), AMT, 3.80% due 9/01/2010                          1,090

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania       $  7,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
(continued)                   Revenue Bonds (National Gypsum Company Project), VRDN, AMT, Series A,
                              3.80% due 11/01/2027 (a)                                                          $  7,500
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,450      (B&W Ebensburg Project), 3.75% due 12/01/2011                                     5,450
                     14,000      (Piney Creek Project), Series A, 3.70% due 12/01/2011                            14,000
                        900      (Piney Creek Project), Series C, 3.70% due 12/01/2011                               900
                      9,900   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Bonds, VRDN, UT, 3.60% due 6/15/2007 (a)                                             9,900
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN (a):
                      3,100      AMT, Series A, 3.80% due 1/01/2018                                                3,100
                     15,000      AMT, Series A, 4.10% due 3/01/2027                                               15,000
                      1,800      Series C, 3.80% due 7/01/2018                                                     1,800
                      3,400   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Refunding Bonds (Pennsylvania College of Optometry),
                              VRDN, 3.70% due 3/01/2026 (a)                                                        3,400
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      5,000      CICU Financing Program (Rosemont College), Series B-6, 4.50% due
                                 11/01/1998                                                                        5,018
                      2,500      Council Independent Colleges (Bucknell University), Series A-1, 3.58% due
                                 4/01/1998                                                                         2,500
                      1,600      Council Independent Colleges (Duquesne University), Series A-4, 3.58% due
                                 4/01/1998                                                                         1,600
                              Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN (a):
                      1,000      Series A, 3.70% due 11/01/2025                                                    1,000
                      4,850      Series B, 3.70% due 11/01/2027                                                    4,850
                        900      Series C, 3.70% due 11/01/2029                                                      900
                        300      Series D, 3.70% due 11/01/2030                                                      300
                      7,500   Pennsylvania State, TAN, 4.50% due 6/30/1998                                         7,515
                      2,000   Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds, Series C,
                              7.55% due 12/01/1998 (c)(g)                                                          2,086
                      3,000   Pennsylvania State University, Series A, 4.50% due 3/30/1999                         3,027
                      2,560   Philadelphia, Pennsylvania, Authority for IDR (David Michael & Co. Inc.), VRDN,
                              AMT, 3.90% due 10/01/2006 (a)                                                        2,560
                              Philadelphia, Pennsylvania, Hospital and Higher Education Facilities
                              Authority, Hospital Revenue Bonds (Children's Hospital Project), VRDN (a):
                      4,800      3.70% due 3/01/2027                                                               4,800
                      4,300      Series A, 3.70% due 3/01/2027                                                     4,300
                      2,185   Philadelphia, Pennsylvania, Hospital and Higher Education Facilities Authority,
                              Hospital Revenue Refunding Bonds (Pennsylvania Hospital), VRDN, Series B,
                              3.70% due 7/01/2023 (a)(c)                                                           2,185
                      4,425   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Courts Project), VRDN, Series A, 3.70% due 6/01/2025 (a)            4,425
                      5,000   Philadelphia, Pennsylvania, School District, TRAN, 4.50% due 6/30/1998               5,008
                     15,000   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1998                     15,018
                      8,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, VRDN,
                              Series B, 3.82% due 8/05/1998 (a)(f)                                                 8,000
                      2,100   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.60% due 6/01/1998 (e)                                2,100

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania                  Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
(concluded)                   Bonds (Northeastern Power Co.), VRDN (a):
                  $  24,300      AMT, Series B, 3.70% due 12/01/2022                                           $  24,300
                      2,600      Series A, 3.60% due 12/01/2022                                                    2,600
                      3,300   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Hospital
                              Facilities Revenue Refunding Bonds (Mercy Health Systems), VRDN, Series A,
                              3.65% due 12/01/2021 (a)                                                             3,300
                     11,000   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania, University Funding Obligations, 4.75% due 5/18/1998                   11,012
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Progress), CP, AMT:
                      1,000      3.65% due 4/07/1998                                                               1,000
                      2,000      3.70% due 4/07/1998                                                               2,000
                      2,000      3.60% due 7/10/1998                                                               2,000
                      6,000      Refunding, Series A, 3.85% due 4/08/1998                                          6,000
                      4,200      Refunding, Series A, 3.65% due 7/09/1998                                          4,200
                      7,300      Refunding, Series A, 3.45% due 7/17/1998                                          7,300
                      2,500   York, Pennsylvania, General Pooled Financing Authority Revenue Bonds, VRDN,
                              3.80% due 9/01/2026 (a)                                                              2,500

Puerto Rico--         5,000   Puerto Rico Commonwealth, Government Development Bank, Revenue
1.1%                          Refunding Bonds, VRDN, 3.375% due 12/01/2015 (a)(b)                                  5,000

                              Total Investments (Cost--$443,459*)--100.1%                                        443,459

                              Liabilities in Excess of Other Assets--(0.1%)                                         (447)
                                                                                                               ---------
                              Net Assets--100.0%                                                               $ 443,012
                                                                                                               =========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)GNMA Collateralized.
(f)AMBAC Insured.
(g)Prerefunded.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$443,458,955) (Note 1a)                                          $   443,458,955
Cash                                                                                                             106,588
Interest receivable                                                                                            3,113,234
Prepaid registration fees and other assets (Note 1d)                                                             837,345
                                                                                                         ---------------
Total assets                                                                                                 447,516,122
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                   $     4,100,000
 Investment adviser (Note 2)                                                                    194,255
 Distributor (Note 2)                                                                           132,478        4,426,733
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            77,226
                                                                                                         ---------------
Total liabilities                                                                                              4,503,959
                                                                                                         ---------------
Net Assets                                                                                               $   443,012,163
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    44,305,889
Paid-in capital in excess of par                                                                             398,752,672
Accumulated realized capital losses--net (Note 4)                                                                (46,398)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 443,058,886 shares of
beneficial interest outstanding                                                                          $   443,012,163
                                                                                                         ===============


See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    15,440,314
Expenses:
Investment advisory fees (Note 2)                                                       $     2,072,950
Distribution fees (Note 2)                                                                      513,883
Transfer agent fees (Note 2)                                                                     92,719
Accounting services (Note 2)                                                                     66,136
Professional fees                                                                                58,610
Registration fees (Note 1d)                                                                      37,186
Custodian fees                                                                                   33,785
Pricing fees                                                                                      8,368
Printing and shareholder reports                                                                  7,329
Trustees' fees and expenses                                                                       3,216
Other                                                                                             4,243
                                                                                        ---------------
Total expenses                                                                                                 2,898,425
                                                                                                         ---------------
Investment income--net                                                                                        12,541,889
Realized Loss on Investments--Net (Note 1c)                                                                      (22,010)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    12,519,879
                                                                                                         ===============


See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                      March 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
Operations:
Investment income--net                                                                   $   12,541,889   $   11,528,806
Realized loss on investments--net                                                               (22,010)          (1,453)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         12,519,879       11,527,353
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (12,541,889)     (11,525,719)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                         (12,541,889)     (11,525,719)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,609,592,001    1,355,806,175
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          12,541,999       11,525,515
                                                                                         --------------   --------------
                                                                                          1,622,134,000    1,367,331,690
Cost of shares redeemed                                                                  (1,607,995,896)  (1,355,166,461)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest
transactions                                                                                 14,138,104       12,165,229
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 14,116,094       12,166,863
Beginning of year                                                                           428,896,069      416,729,206
                                                                                         --------------   --------------
End of year                                                                              $  443,012,163   $  428,896,069
                                                                                         ==============   ==============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               1998            1997            1996         1995          1994
Per Share Operating Performance:
Net asset value, beginning of year                 $     1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                   ----------     ----------      ----------    ----------    ----------
Investment income--net                                    .03            .03             .03           .03           .02
                                                   ----------     ----------      ----------    ----------    ----------
Total from investment operations                          .03            .03             .03           .03           .02
                                                   ----------     ----------      ----------    ----------    ----------
Less dividends from investment income--net               (.03)          (.03)           (.03)         (.03)         (.02)
                                                   ----------     ----------      ----------    ----------    ----------
Net asset value, end of year                       $     1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                   ==========     ==========      ==========    ==========    ==========
Total Investment Return                                 3.08%          2.92%           3.19%         2.65%         1.87%
                                                   ==========     ==========      ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses                                                 .70%           .71%            .72%          .71%          .72%
                                                   ==========     ==========      ==========    ==========    ==========
Investment income--net                                  3.03%          2.86%           3.13%         2.64%         1.85%
                                                   ==========     ==========      ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands)             $  443,012     $  428,896      $  416,729    $  353,635    $  336,853
                                                   ==========     ==========      ==========    ==========    ==========


See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $46,000, of which $13,000 expires in 2002; $11,000 expires in 2003; and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

                      [This page intentionally left blank]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Investment Objectives and Policies.........................................    2
Management of the Trust....................................................    5
 Trustees and Officers.....................................................    5
 Compensation of Trustees..................................................    7
 Management and Advisory
  Arrangements.............................................................    9
Purchase and Redemption of Shares..........................................   10
Portfolio Transactions.....................................................   11
Determination of Net Asset Value...........................................   13
Yield Information..........................................................   13
Taxes......................................................................   14
 Federal...................................................................   14
 State.....................................................................   16
General Information........................................................   20
 Description of Series and Shares..........................................   20
 Custodian and Transfer Agent..............................................   20
 Independent Auditors......................................................   20
 Legal Counsel.............................................................   21
 Reports to Shareholders...................................................   21
 Additional Information....................................................   21
Appendices.................................................................  A-1
Financial Statements....................................................... FS-1


                                                           Code #16818-0798
CMA MULTI-STATE MUNICIPAL SERIES TRUST

 . ARIZONA

 . CALIFORNIA

 . CONNECTICUT

 . MASSACHUSETTS

 . MICHIGAN

 . NEW JERSEY

 . NEW YORK

 . NORTH CAROLINA

 . OHIO

 . PENNSYLVANIA

--------------------------------------------------------------------------------
STATEMENT OFADDITIONAL INFORMATION

--------------------------------------------------------------------------------

[LOGO] CMA

                                                              July 28, 1998
--------------------------------------------------------------------------------

                                                                            LOGO

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)FINANCIAL STATEMENTS:

    Financial Statements contained in Part A:

      Financial Highlights for the period February 8, 1993 (commencement of operations) to March 31, 1993 and for each of the years in the five-year period ended March 31, 1998.

    Financial Statements contained in Part B:

      Schedule of Investments as of March 31, 1998.

      Statement of Assets and Liabilities as of March 31, 1998.

      Statement of Operations for the year ended March 31, 1998.

      Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 1998.

      Financial Highlights for each of the years in the five-year period ended March 31, 1998.

  (b)EXHIBITS:

     EXHIBIT
     NUMBER                              DESCRIPTION
     -------                             -----------
        1.(a) --Declaration of Trust of the Registrant dated February 6,
              1987.(a)
          (b) --Amendment to the Declaration of Trust.(a)
          (c) --Instrument establishing CMA Arizona Municipal Money Fund (the
               "Fund") as a series of the Registrant.(a)
        2.    --By-Laws of the Registrant.(a)
        3.    --None.
        4.    --Portion of the Declaration of Trust, Establishment and
               Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)
        5.(a) --Management Agreement between the Registrant and Fund Asset
               Management, L.P.(a)
          (b) --Supplement to the Management Agreement with Fund Asset
               Management, L.P.(c)
        6.    --Distribution Agreement between the Registrant and Merrill
               Lynch, Pierce, Fenner & Smith Incorporated.(a)
        7.    --None.
        8.    --Form of Custody Agreement between the Registrant and State
               Street Bank and Trust Company.(a)
        9.(a) --Form of Amended Transfer Agency, Shareholder Servicing Agency
               and Proxy Agency Agreement between the Registrant and Merrill
               Lynch Financial Data Services, Inc.(a)
          (b) --Form of Cash Management Account Agreement.(a)
       10.    --None.
       11.    --Consent of Deloitte & Touche LLP, independent auditors for the
              Registrant.
       12.    --None.
       13.    --Certificate of Fund Asset Management, L.P.(a)
       14.    --None.
       15.    --Distribution and Shareholder Servicing Plan between the
               Registrant and Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.(a)

     EXHIBIT
     NUMBER                              DESCRIPTION
     -------                             -----------
       16.(a) --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(a)
          (b) --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(d)
       17.    --Financial Data Schedule for the fiscal year ended March 31,
               1998.

--------

(a) Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements as an exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement (the "Registration Statement") on Form N-1A filed on July 31, 1995.

(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as
    Exhibit 1(a) to Post-Effective Amendment No. 3 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 3 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 3 to the Registration Statement.
(c) Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(d) Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

  Reference is made to the Registration Statements under the Securities Act of 1933 on Form N-1A in connection with exhibits relating to CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money Fund (File No. 33-38834), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                 NUMBER OF
                                                                  HOLDERS
                          TITLE OF CLASS                      AT JUNE 30, 1998
                          --------------                      ----------------
     Shares of beneficial interest, par value $0.10 per
      share..................................................      2,094

    --------

    Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Ready Assets Trusts,

Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 1995 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, director and trustee, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies listed in the first two paragraphs of this Item 28. Messrs. Zeikel, Glenn and Richard also hold the same position with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Manager and Messrs. Giordano, Harvey, Kirstein and Monagle are officers or directors/trustees of one or more of such companies.

                             POSITION(S) WITH            OTHER SUBSTANTIAL BUSINESS,
          NAME                   MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
          ----               ----------------        ----------------------------------
ML & Co. ............... Limited Partner          Financial Services Holding Company;
                                                   Limited Partner of MLAM
Princeton Services...... General Partner          General Partner of MLAM
Arthur Zeikel........... Chairman (since 1997);   Chairman of MLAM; President of the
                          President (1977-1997)    Manager and MLAM from 1977 to 1997;
                                                   Chairman and Director of Princeton
                                                   Services; President of Princeton
                                                   Services from 1993 to 1997; Executive
                                                   Vice President of ML & Co.
Jeffrey M. Peek......... President (since 1997)   President of MLAM since 1997; President
                                                   and Director of Princeton Services
                                                   since 1997; Executive Vice President of
                                                   ML & Co.; Managing Director and Co-Head
                                                   of the Investment Banking Division of
                                                   Merrill Lynch in 1997; Senior Vice
                                                   President and Director of the Global
                                                   Securities and Economic Division of
                                                   Merrill Lynch from 1995 to 1997
Terry K. Glenn.......... Executive Vice President Executive Vice President of MLAM;
                                                   Executive Vice President and Director
                                                   of Princeton Services; President and
                                                   Director of MLFD; Director of MLFDS;
                                                   President of Princeton Administrators,
                                                   L.P.

                              POSITION(S) WITH            OTHER SUBSTANTIAL BUSINESS,
          NAME                    MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
          ----                ----------------        ----------------------------------
Linda L. Federici.......  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Vincent R. Giordano.....  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Elizabeth A. Griffin....  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Norman R. Harvey........  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Philip L. Kirstein......  Senior Vice President,   Senior Vice President, General Counsel
                           General Counsel and      and Secretary of MLAM; Senior Vice
                           Secretary                President, General Counsel, Director
                                                    and Secretary of Princeton Services
Ronald M. Kloss.........  Senior Vice President    Senior Vice President of MLAM; Senior
                           and Controller           Vice President of Princeton Services
Debra W. Landsman-Yaros.
                          Senior Vice President    Senior Vice President of MLAM; Vice
                                                    President of MLFD; Senior Vice
                                                    President of Princeton Services
Stephen M.M. Miller.....  Senior Vice President    Executive Vice President of Princeton
                                                    Administrators, L.P.; Senior Vice
                                                    President of Princeton Services
Joseph T. Monagle, Jr. .  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Michael L. Quinn........  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services;
                                                    Managing Director and First Vice
                                                    President of Merrill Lynch from 1989 to
                                                    1995
Richard L. Reller.......  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services;
                                                    Director of MLFD
Gerald M. Richard.......  Senior Vice President    Senior Vice President and Treasurer of
                           and Treasurer            MLAM; Senior Vice President and
                                                    Treasurer of Princeton Services; Vice
                                                    President and Treasurer of MLFD
Gregory D. Upah.........  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services
Ronald L. Welburn.......  Senior Vice President    Senior Vice President of MLAM; Senior
                                                    Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 28:
CBA Money Fund, nine other series of CMA Multi-State Municipal Series Trust, CMA Money Fund, CMA Tax-Exempt Fund, CMA Treasury Fund, CMA Government Securities Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 28, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

  (b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201.

                                POSITION(S) AND OFFICE(S)       POSITION(S) AND OFFICE(S)
   NAME                            WITH MERRILL LYNCH                WITH REGISTRANT
   ----                         -------------------------       -------------------------
David H. Komansky.......  Chairman and Chief Executive Officer            None
Stephen L. Hammerman....  Vice Chairman and General Counsel               None
Herbert M. Allison,
 Jr. ...................  President and Chief Operating Officer           None
John L. Steffens........  Executive Vice President and Director           None
Barry S. Friedberg......  Executive Vice President                        None
Edward L. Goldberg......  Executive Vice President                        None
Jerome P. Kenney........  Executive Vice President                        None
Thomas H. Patrick.......  Executive Vice President                        None
Winthrop H. Smith, Jr. .  Executive Vice President                        None
Roger M. Vasey..........  Executive Vice President                        None
George A. Schierren.....  General Counsel                                 None
Theresa Lang............  Treasurer                                       None
Andrea L. Dulberg.......  Secretary                                       None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, and in response to Item 31 in Part C of the Registration Statements of CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund, and CMA Pennsylvania Municipal Money Fund, the Registrant is not a party to any management-related services contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY, ON THE 27TH DAY OF JULY, 1998.

                                          CMA Multi-State Municipal Series
                                           Trust (Registrant)

                                                    /s/ Terry K. Glenn
                                          By: _________________________________
                                              (Terry K. Glenn, Executive Vice
                                                        President)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSON IN THE CAPACITY AND ON THE DATE INDICATED.

              SIGNATURE                        TITLE                 DATE

           Arthur Zeikel*              President (Principal
-------------------------------------   Executive Officer)
           (Arthur Zeikel)              and Trustee

         Gerald M. Richard*            Treasurer (Principal
-------------------------------------   Financial and
         (Gerald M. Richard)            Accounting Officer)

          Ronald W. Forbes*            Trustee
-------------------------------------
         (Ronald W. Forbes)

       Cynthia A. Montgomery*          Trustee
-------------------------------------
       (Cynthia A. Montgomery)

         Charles C. Reilly*            Trustee
-------------------------------------
         (Charles C. Reilly)

           Kevin A. Ryan*              Trustee
-------------------------------------
           (Kevin A. Ryan)

          Richard R. West*             Trustee
-------------------------------------
          (Richard R. West)

          /s/ Terry K. Glenn
*By _________________________________                           July 27, 1998
 (Terry K. Glenn, Attorney-in-Fact)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                              DESCRIPTION
 -------                             -----------
   11.   --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
   17.   --Financial Data Schedule for the fiscal year ended March 31, 1998.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Line Art on Back Cover                  Back cover of Prospectus and
                                         back cover of Statement of
                                            Additional Information